Use these links to rapidly review the document

Appendix A Table of Contents

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

URANIUM RESOURCES, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:
☐	Fee paid previously with preliminary materials.
☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON JUNE 4, 2013

To the Stockholders of URANIUM RESOURCES, INC.:

NOTICE IS HEREBY GIVEN that the Annual Meeting of the Stockholders of Uranium Resources, Inc. will be held at 9:00 a.m. local time on Tuesday, June 4, 2013 in the Larkspur Meeting Room at the Denver Marriott Tech Center, 4900 S. Syracuse Street, Denver, Colorado, 80237 for the following purposes:

  1.
  To elect as directors the six nominees named in the attached Proxy Statement, to serve until the next annual meeting of stockholders and until their respective successors shall be elected and qualified;

  2.
  To approve, on an advisory, non-binding basis, the compensation of our named executive officers;

  3.
  To approve the Uranium Resources, Inc. 2013 Omnibus Incentive Plan;

  4.
  To ratify the appointment of Hein & Associates LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2013; and

  5.
  To transact such other business as may properly come before the Annual Meeting of Stockholders or any adjournments or postponements thereof.

The Board of Directors has fixed the close of business on Tuesday, April 23, 2013 as the record date for determining the stockholders entitled to notice of and to vote at the Annual Meeting of Stockholders or at any adjournment or postponement thereof. Therefore, only stockholders who owned shares of our common stock at the close of business on April 23, 2013 are entitled to notice of and to vote at the meeting.

Stockholders are cordially invited to attend the meeting in person. Whether or not you plan to be present at the meeting, you are requested to sign and return the enclosed proxy in the enclosed envelope so that your shares may be voted in accordance with your wishes and in order that the presence of a quorum may be assured. The giving of such proxy will not affect your right to vote in person, should you later decide to attend the meeting. Please date and sign the enclosed proxy and return it promptly in the enclosed envelope. Your vote is important.

By Order of the Board of Directors,

Lewisville, Texas April 30, 2013	Thomas H. Ehrlich Secretary

Important Notice Regarding the Availability of Proxy Materials
for the Annual Meeting of Stockholders to be Held on June 4, 2013:

The Proxy Statement and 2012 Annual Report to Stockholders
are available at http://urre.client.shareholder.com

Appendix A — Uranium Resources, Inc. 2013 Omnibus Incentive Plan

URANIUM RESOURCES, INC.
405 STATE HIGHWAY 121 BYPASS
BUILDING A, SUITE 110
LEWISVILLE, TEXAS 75067
www.uraniumresources.com

PROXY STATEMENT
2013 ANNUAL MEETING OF STOCKHOLDERS

GENERAL INFORMATION ABOUT THE ANNUAL MEETING

This Proxy Statement is furnished in connection with the solicitation of proxies by Uranium Resources, Inc. (the "Company" or "URI") on behalf of the Board of Directors of the Company for the 2013 Annual Meeting of Stockholders (the "2013 Annual Meeting"). The Company is making this Proxy Statement and the accompanying proxy first available on or about April 30, 2013.

The 2013 Annual Meeting will be held on Tuesday, June 4, 2013 at 9:00 a.m. local time in the Larkspur Meeting Room at the Denver Marriott Tech Center, 4900 S. Syracuse Street, Denver, Colorado 80237.

At the 2013 Annual Meeting, stockholders will vote on the following matters, as well as any other business properly brought before the meeting:

  •
  Proposal No. 1:    Elect as directors the six nominees named in this Proxy Statement. The Board recommends a vote "FOR" each of the nominees.

  •
  Proposal No. 2:    Provide advisory approval of the compensation of our named executive officers. The Board recommends a vote "FOR" this proposal.

  •
  Proposal No. 3:    Approve the Uranium Resources, Inc. 2013 Omnibus Incentive Plan. The Board recommends a vote "FOR" this proposal.

  •
  Proposal No. 4:    Ratify the appointment of Hein & Associates LLP as our independent registered public accountants for the year ending December 31, 2013. The Board recommends a vote "FOR" this proposal.

STOCKHOLDERS ENTITLED TO VOTE

Holders of record of URI common stock at the close of business on April 23, 2013, the record date, or their duly authorized proxy holders, are entitled to vote on each matter submitted to a vote at the 2013 Annual Meeting and at any adjournment or postponement thereof. At the close of business on the record date, there were 19,821,681 shares of the URI common stock outstanding and entitled to one vote per share each at the Annual Meeting. Cumulative voting is not permitted.

VOTING PROCEDURES

If you are a stockholder of record (that is, if your shares are registered in your own name with our transfer agent), you can vote any one of three ways:

  •
  Via the Internet.    You may vote via the Internet by visiting http://vote.corporatestock.com and entering the control number found on your proxy card.

  •
  By Mail.    You may vote by proxy by filling out the proxy card and sending it back in the envelope provided.

  •
  In Person.    Attend the Annual Meeting and vote in person.

If you are a beneficial owner of shares held in "street name" (that is, if you hold your shares through a broker, bank or other holder of record), you can vote in one of four ways:

  •
  Via the Internet.    You may vote via the Internet by following the instructions on the vote instruction form accompanying the proxy materials.

  •
  By Telephone.    You may vote by proxy by calling the toll-free number found on the vote instruction form.

  •
  By Mail.    You may vote by proxy by filling out the vote instruction form and sending it back in the envelope provided.

  •
  In Person.    You must obtain a legal proxy from the organization that holds your shares if you wish to attend the Annual Meeting and vote in person.

As the beneficial owner of shares held in street name, you have the right to direct your bank or broker how to vote your shares, and it is required to vote your shares in accordance with your instructions. If you do not give instructions to your bank or brokerage firm, it will nevertheless be entitled to vote your shares with respect to "routine" items, but it will not be permitted to vote your shares with respect to "non-routine" items. In the case of a non-routine item, your shares will be considered "broker non-votes" on that proposal. Proposal No. 4 (ratification of the appointment of the independent registered public accountants) is a matter that we believe will be designated "routine." Proposal No. 1 (election of directors), Proposal No. 2 (advisory approval of the compensation of the Company's named executive officers) and Proposal No. 3 (approval of the Uranium Resources, Inc. 2013 Omnibus Incentive Plan) are matters the Company believes will be considered "non-routine."

You may revoke your proxy and change your vote before the 2013 Annual Meeting by voting again via the Internet or by telephone, by completing, signing, dating and returning a new proxy card or vote instruction form with a later date, or by attending the 2013 Annual Meeting and voting in person. Only your latest dated proxy we receive prior to the 2013 Annual Meeting will be counted. However, your attendance at the 2013 Annual Meeting will not automatically revoke your proxy unless you vote again at the 2013 Annual Meeting or specifically request that your prior proxy be revoked by delivering to the Company's Secretary at 405 State Highway 121 Bypass, Building A, Suite 110, Lewisville, Texas 75067 a written notice of revocation prior to the 2013 Annual Meeting.

QUORUM FOR THE 2013 ANNUAL MEETING

The presence in person or by proxy of the holders of one third of the votes entitled to be cast on a matter constitutes a quorum for action on that matter. Votes "for" and "against" or "withhold," "abstentions" and "broker non-votes" will all be counted as present to determine whether a quorum has been established. Once a share of the Company's common stock is represented for any purpose at a meeting, it is deemed present for quorum purposes for the remainder of the meeting and any adjournments of the meeting unless a new record date is or must be set for the adjourned meeting. If a quorum is not present, the holders of record of a majority of such shares present and entitled to vote may adjourn the meeting until a quorum is obtained.

 VOTING REQUIREMENTS FOR EACH PROPOSAL

Assuming the existence of a quorum at the 2013 Annual Meeting:

  •
  Election of Directors.    For Proposal No. 1, the Company's directors are elected by a plurality, and the six nominees for director who receive the most "FOR" votes at the 2013 Annual Meeting in person or by proxy will be elected to the Board of Directors. Abstentions, "broker non-votes" and shares that are voted "withhold" in regards to a director nominee will not be counted toward such nominee's election and will have no effect on the outcome of the election.

  •
  Advisory Approval of Compensation of Named Executive Officers.    For Proposal No. 2, the affirmative vote of a majority of the votes cast on the proposal at the 2013 Annual Meeting in person or by proxy is required to approve, by non-binding vote, the compensation of the Company's named executive officers.

  •
  Approval of Uranium Resources, Inc. 2013 Omnibus Incentive Plan.    For Proposal No. 3, the affirmative vote of a majority of the votes cast on the proposal at the 2013 Annual Meeting in person or by proxy is required to approve the Uranium Resources, Inc. 2013 Omnibus Incentive Plan.

  •
  Ratification of Independent Registered Public Accountants.    For Proposal No. 4, the affirmative vote of a majority of the votes cast on the proposal at the 2013 Annual Meeting in person or by proxy is required to ratify the appointment of the independent registered public accountants.

Abstentions and "broker non-votes" are not treated as cast either for or against a matter, and therefore will not affect the outcome of the vote. Under applicable exchange rules, a broker may cast a vote on behalf of a beneficial owner on routine matters, such as Proposal No. 4, when the broker does not receive specific voting instructions from that beneficial owner. On non-routine Proposals Nos. 1, 2 and 3, a broker may not cast a vote absent specific voting instructions from the beneficial owners. If you are a beneficial owner holding shares through a broker, bank or other holder of record and you do not vote on certain matters, your broker may cast a vote on your behalf for Proposal No. 4 but not Proposals Nos. 1, 2 or 3.

Shares will be voted on each proposal as instructed in the accompanying proxy. However, if no instructions are given on a validly signed and returned proxy (other than with respect of "broker non-votes"), the shares will be voted in accordance with the Board's recommendations as follows: (i) "FOR" the election of the six director nominees named in this Proxy Statement, (ii) "FOR" advisory approval of the compensation of our named executive officers, (iii) "FOR" approval of the Uranium Resources, Inc. 2013 Omnibus Incentive Plan, and (iv) "FOR" ratification of the appointment of Hein & Associates LLP as our independent registered public accountants for the year ending December 31, 2013.

AVAILABILITY OF PROXY MATERIALS

Pursuant to the rules and regulations of the Securities and Exchange Commission (the "SEC"), we are providing access to our proxy materials, which include our notice of annual meeting, this Proxy Statement and our 2012 Annual Report to Stockholders, over the Internet at http://urre.client.shareholder.com. These proxy materials are available without charge.

Upon your written request, we will provide to you a complimentary copy of our 2012 Annual Report on Form 10-K (without exhibits) as filed with the SEC. The Company's audited consolidated financial statements are included in the Annual Report on Form 10-K. Your request should be mailed to the Company's offices, addressed as follows: Uranium Resources, Inc., Attention: Secretary, 405 State Highway 121 Bypass, Building A, Suite 110, Lewisville, Texas 75067. A free copy of the Form 10-K may also be obtained at the Internet web site maintained by the SEC at www.sec.gov or by visiting our Internet web site at http://urre.client.shareholder.com.

INSPECTORS OF ELECTION

Representatives from Corporate Stock Transfer, Inc., the Company's transfer agent, will serve as the inspectors of election.

COSTS AND METHODS OF PROXY SOLICITATION

We are providing these proxy materials in connection with the solicitation by our Board of Directors of proxies to be voted at our 2013 Annual Meeting. We bear all expenses incurred in connection with the solicitations of proxies. In addition to the solicitation of proxies by mail, the Company may ask brokers and bank nominees to solicit proxies from their principals and will pay the brokers and bank nominees their expenses for the solicitation. Our directors, officers and employees also may solicit proxies by mail, telephone, electronic or facsimile transmission or in person. They will not receive any additional compensation for these activities.

ELECTION OF DIRECTORS (PROPOSAL NO. 1)

Our Board of Directors has nominated six directors for election at the 2013 Annual Meeting. The directors will hold office from election until the next Annual Meeting of Stockholders and until their successors are elected and qualified or until their death, resignation or removal. All of the nominees are currently URI directors who were elected by stockholders at the 2012 Annual Meeting, except for Mark K. Wheatley, who was elected by the Board of Directors effective January 16, 2013, and Christopher M. Jones, who was elected by the Board of Directors effective April 1, 2013.

If the proxy is properly completed and received in time for the Annual Meeting, and if the proxy does not indicate otherwise, the represented shares will be voted FOR each of the directors presented below. We have no reason to believe that any of the nominees for director will be unable to serve if elected. However, if any of these nominees becomes unavailable, the persons named in the proxy intend to vote for any alternate designated by the current Board. Proxies cannot be voted for a greater number of persons than the nominees named.

The Board of Directors unanimously recommends that
stockholders vote "FOR" the election of the following directors.

NOMINEES FOR DIRECTOR

In the paragraphs below, we describe each nominee's individual management and leadership experience for at least the last five years, which we believe, in the aggregate, creates a well-rounded and capable Board of Directors and contributes to the overall effectiveness of our Board and each of its Committees. Each nominee is an incumbent director and each nominee has consented to be named herein and to serve on the Board of Directors if elected. There are no family relationships among any director, executive officer or any person nominated or chosen by us to become a director.

Following each nominee's biography below, we have highlighted certain notable skills and qualifications that contributed to his selection as a member of our Board of Directors.

Name	Age	Director Since	Primary Occupation
Paul K. Willmott	73	1994	Chairman of the Board, Uranium Resources, Inc.
Christopher M. Jones	54	2013	President and Chief Executive Officer, Uranium Resources, Inc.
Terence J. Cryan	50	2006	Co-Founder and Managing Director, Concert Energy Partners
Marvin K. Kaiser	71	2007	Founder, Whippoorwill Consulting LLC
John H. Pfahl	31	2012	Senior Associate, RCF Management L.L.C.
Mark K. Wheatley	51	2013	Chief Executive Officer (Retired), BMA Gold Ltd.

PAUL K. WILLMOTT first joined the Board in August 1994 and has served as Chairman of the Board since July 1995. Mr. Willmott served as our President from February 1995 to October 2006, our Chief Executive Officer from July 1995 to August 2007 and our Executive Chairman from August 2007 to February 2013. Mr. Willmott also served as our Chief Financial Officer from April 1995 to September 1995. Mr. Willmott previously served in various positions at Union Carbide Corporation, where he was involved for 25 years in the finance and operation of Union Carbide's world-wide mining and metals business. Mr. Willmott was President of UMETCO Minerals Corporation, a wholly owned subsidiary of Union Carbide, from 1987 to 1991, where he was responsible for Union Carbide's uranium and vanadium businesses. From January 1993 until February 1995, Mr. Willmott was engaged by the Concord Mining Unit as a senior vice president where he was primarily involved in the acquisition of UMETCO Minerals Corporation's uranium and vanadium operating assets. Mr. Willmott graduated from Michigan Technological University with a Bachelor of Science degree in Mining in 1964 and a Bachelor of Science degree in Engineering Administration in 1967.

As a result of his involvement in various executive-level positions with the Company over the last 18 years, including his tenure as President, Chief Executive Officer, Chief Financial Officer and Chairman, Mr. Willmott is able to provide valuable insights regarding the management and strategy of the Company. In addition, Mr. Willmott's 25 years with Union Carbide provide him with extensive knowledge of the mining industry, including the unique issues surrounding the mining of uranium.

CHRISTOPHER M. JONES has served as President and Chief Executive Officer and a director since April 2013. Mr. Jones has more than 30 years experience in the mining industry and was most recently President, Chief Executive Officer and a director of Wildcat Silver Corporation from August 2008 to May 2012, where he and his team effectively doubled the size of Wildcat Silver's resources twice using proven metallurgical technologies. Prior to that, Mr. Jones was the Chief Operating Officer and the Mining General Manger at Albian Sands Energy from April 2004 to June 2008. Mr. Jones also held management positions at RAG Coal West Inc., Phelps Dodge Sierrita Corp. and Cyprus Amax Coal Company. He is a member of the American Institute of Mining, Metallurgical, and Petroleum Engineers and is a Professional Engineer registered in Utah and Alberta. Mr. Jones received a Bachelor of Science degree in Mining Engineering at the South Dakota School of Mines and a Master of Business Administration degree from Colorado State University.

Mr. Jones has extensive executive and leadership experience as a result of his prior employment in management roles at other companies within the mining industry, which enables him to provide valuable counsel to the Company on issues of strategic planning and corporate governance. In addition, Mr. Jones has a history of leading various mining and production operations, as well as exploration and development projects, which will be useful to the Company in its efforts to develop its asset base in New Mexico and position its South Texas operations for a return to production.

TERENCE J. CRYAN has served as a director since October 2006 and served as the Company's Interim President and Chief Executive Officer from September 2012 to March 2013. Mr. Cryan has over twenty-five years of experience in international business as an investment banker in the United States and Europe. In 2001, Mr. Cryan co-founded and presently serves as the Managing Director of Concert Energy Partners, an investment banking and private equity firm based in New York City. Prior to that, Mr. Cryan was a Senior Managing Director in the Investment Banking Division at Bear Stearns. Earlier in his career, Mr. Cryan was a Managing Director, Energy and Natural Resources Group Head and member of the Investment Banking Operating Committee at Paine Webber. Mr. Cryan joined Paine Webber following its acquisition of Kidder, Peabody in 1994. From 2007 to 2010, Mr. Cryan also served as President and Chief Executive Officer of Medical Acoustics LLC. Mr. Cryan has also been an adjunct professor at the Metropolitan College of New York Graduate School of Business and is a frequent lecturer at finance and energy and natural resources industry gatherings. Mr. Cryan holds a Master of Science degree in Economics from the London School of Economics and a Bachelor of Arts degree from Tufts University. Mr. Cryan currently serves on the boards of Global Power Equipment Corp. Inc. and Ocean Power Technologies, Inc., and was previously a director of The Providence Service Corporation from May 2009 to May 2011 and Gryphon Gold Corporation from August 2009 to January 2013.

Mr. Cryan's extensive financial industry experience and educational background in economics provide him with a wealth of knowledge in dealing with financial, accounting and regulatory matters. Mr. Cryan's prior professional experience also permits him to provide valuable advice to the Company with respect to potential capital raising and merger and acquisition transactions, and his service as

Interim President and Chief Executive Officer of the Company provides him a deep understanding of the operations of the Company.

MARVIN K. KAISER has served as a director since July 2007 and is Chairman of the Audit Committee. Since 2006, Mr. Kaiser has owned Whippoorwill Consulting LLC, a consulting practice specializing in the natural resource industry. In February 2006, Mr. Kaiser retired from The Doe Run Company, a privately held natural resources company and the largest integrated lead producer in the Western Hemisphere, where he served as Executive Vice President and Chief Administrative Officer. Prior to his thirteen years with Doe Run, Mr. Kaiser held the positions of Chief Financial Officer for Amax Gold, Olympic Mining Corporation and Ranchers Exploration at various times over a 24-year period. Mr. Kaiser graduated from Southern Illinois University with a Bachelor of Science degree in Accounting in 1963 and serves as a director of the Southern Illinois University Foundation. He is a Certified Public Accountant and is experienced in all aspects of corporate finance and management. Mr. Kaiser currently serves as a director of Aurania Resources Ltd. and Brigus Gold Corp. (formerly named Apollo Gold Corporation) and as chairman of the board of directors of Gryphon Gold Corporation. Mr. Kaiser previously served as a director of New West Gold Corporation in 2006 and 2007, Constellation Copper Corporation in 2007 and 2008 and El Capitan Precious Metals Inc. in 2007 through 2009.

Mr. Kaiser's qualifications for election to the Company's Board of Directors include over 40 years in the mining and exploration industries. In addition, Mr. Kaiser's background in accounting and his prior experience serving on the audit committees of other public companies make him a valuable adviser to the Company on financial and accounting issues and uniquely qualify him to serve as the Company's Audit Committee expert.

JOHN H. PFAHL has served as a director since June 2012. He is a Senior Associate at RCF Management L.L.C. ("RCF Management"), where he has worked since June 2008. RCF Management is an investment advisor whose clients are primarily a series of private equity funds with mandates to make investments exclusively in the mining sector across a diversified range of mineral commodities and geographic regions. During his time with RCF Management, Mr. Pfahl has conducted technical and commercial due diligence, negotiated financing terms and managed and participated in active investments in a large number of mining companies with projects ranging from late stage exploration through production and across a broad spectrum of commodities (including numerous uranium projects). Mr. Pfahl was a graduate student and performed research at the Colorado School of Mines ("CSM") from August 2007 through December 2008. Prior to his time at CSM, Mr. Pfahl spent five years as a consultant in the environmental sector, including with Newfields Boulder LLC from April 2004 through August 2007. Mr. Pfahl holds a Bachelor of Science degree in Engineering and a Master of Engineering (Master of Mines) degree from the Colorado School of Mines.

Mr. Pfahl's broad-based expertise, from both a technical and commercial perspective, gained from his time at RCF Management, provides valuable insights in due diligence, capital markets and mergers and acquisitions to the Company. In addition, his past experience in working with environmental liabilities and reclamation activities provides additional insight into the Company's environmental responsibilities.

MARK K. WHEATLEY has served as a director since January 2013. Mr. Wheatley has more than 25 years of global metals and mining exploration and development experience and has served on the boards of numerous companies over the last 10 years. Mr. Wheatley currently serves as a director of Xanadu Mines Ltd and as chairman of the board of directors of Goliath Gold Mining Limited, from which position Mr. Wheatley retired on April 30, 2013. Mr. Wheatley previously served as chairman of Gold One International Limited from May 2009 through December 2011 and then as lead independent director through December 2012. Mr. Wheatley also served as a director of Uranium One Inc. from 2005 through 2010 and as a director of St. Barbara Limited from November 2003 to July 2006, and was chairman of Norton Gold Fields Ltd during a one-year restructuring period ending in July 2011. Mr. Wheatley was Chief Executive Officer of Southern Cross Resources from 2003, and Chairman of the Board beginning in 2004, until the company merged to create Uranium One in 2005. Mr. Wheatley's executive management experience also includes Managing Director and Chief Executive Officer of BMA Gold Ltd. from July 2006 to May 2009 (including during a period of voluntary administration from January 2007 through November 2007), General Manager of Corporate Development for Aurion Gold, and Senior Vice President within the global mining team of Bankers Trust Australia. Mr. Wheatley started his career at BHP Billiton in 1979 and worked in a number of technical and commercial roles.

Mr. Wheatley's qualifications for election to the Company's Board of Directors include his extensive executive and mining experience, including management and board positions in the uranium industry. Mr. Wheatley's successfully leadership of companies in all aspects and phases of project development, including finance, operations, exploration, production and ultimately closure, makes him a valuable adviser to the Company as it works to develop its asset base in South Texas and New Mexico.

EXECUTIVE OFFICERS

The executive officers serve at the discretion of the Board of Directors and are subject to annual appointment by the Board at its first meeting following the Annual Meeting of the Stockholders. The officers hold office until their successors are appointed by the Board of Directors. All officers are employed on a full-time basis.

Name	Age	Position
Christopher M. Jones	54	President and Chief Executive Officer
Thomas H. Ehrlich	53	Vice President, Chief Financial Officer, Secretary and Treasurer
Mark S. Pelizza	61	Senior Vice President—Health, Safety, Environment and Public Affairs
Mathew F. Lueras	45	Vice President—Corporate Development
Dean T. (Ted) Wilton	65	Vice President and Chief Geologist
Dain A. McCoig	33	Vice President—South Texas Operations

Please see above under "Nominees for Director" for information about Christopher M. Jones, the Company's President and Chief Executive Officer. The following paragraphs set forth certain information concerning the business experience of the Company's other executive officers.

THOMAS H. EHRLICH, a certified public accountant, rejoined us in September 1995 as Vice President and Chief Financial Officer and was appointed Secretary and Treasurer in December 1995. Immediately prior to that time, Mr. Ehrlich spent nine months as a Division Controller with Affiliated Computer Services, Inc., an information technology services provider in Dallas, Texas. Mr. Ehrlich originally joined us in November 1987 as Controller—Public Reporting and was promoted to Controller and Chief Accounting Officer in February 1990. In February 1993, Mr. Ehrlich assumed the additional duties of Vice President and Secretary. Before joining us, he spent four years with Deloitte Haskins & Sells and worked primarily with clients that were publicly held companies. Prior to his work at Deloitte Haskins & Sells, he spent three years in various accounting roles at Enserch Exploration, Inc., an oil and gas company in Dallas, Texas. Mr. Ehrlich received his Bachelor of Science degree in Business Administration—Accounting from Bryant College in 1981.

MARK S. PELIZZA has served as our Environmental Manager since 1980, and as such, he has been responsible for all environmental regulatory activities. In February 1996, he was appointed Vice President—Health, Safety and Environmental Affairs. From November 1999 through December 2004, he was appointed President of Hydro Resources, Inc., a wholly owned subsidiary, and was elected a director of Hydro Resources, Inc. in November 1999. Before joining us, he was employed for two years by Union Carbide as an Environmental Planning Engineer at Union Carbide's Palangana solution mining plant in South Texas. Mr. Pelizza received a Master of Science degree in Engineering Geology from Colorado School of Mines in 1978 and a Bachelor of Science degree in Geology from Fort Lewis College in 1974.

MATHEW F. LUERAS joined the Company in August 2007 as the Controller—New Mexico and was promoted to Vice President—Corporate Development in April 2010. Before joining us, he was employed from 2004 to 2007 as Controller for Louisiana Energy Services LP, a subsidiary of URENCO Ltd., during the NRC licensing phase of the National Enrichment Facility. He was employed by GAP Inc. during 2003 to 2004 as Manager, Process Integrity and Control and Division Controller at Lafarge NA from 2000 to 2003. Prior to that he served as Controller for Monroc Inc., a wholly owned subsidiary of US Aggregates from 1998 to 2000, as Senior Financial Analyst for Enron Capital and Trade Resources from 1997 to 1998 and various domestic and international financial and business development positions at Conoco Inc. from 1990 to 1997. Mr. Lueras received his Bachelor of Accountancy degree and minor in Business Computer Systems from New Mexico State University in 1990.

DEAN T. (TED) WILTON joined the Company in April 2012 as Vice President and Chief Geologist. Mr. Wilton, who has over 40 years of experience in the mining industry, is responsible for the development and implementation of exploration and delineation policies, systems, processes, procedures and controls related to both the exploration and development of existing properties as well as identifying potential new projects. Mr. Wilton has a comprehensive range of experience from greenfield to advanced stage mineral exploration and development programs in a variety of regions from North America and Latin America to Australia and New Zealand. He has participated in the discovery of a number of uranium and gold deposits over his career which includes a variety of technical and leadership roles at Freeport McMoRan, Inc., Kinross Gold Corporation, Neutron Energy Inc., Victoria Gold Corporation and Klondex Mines Ltd. Prior to joining the Company in April 2012, Mr. Wilton served as Vice President—Exploration for Klondex Mines Ltd. from January 2012 to March 2012, Vice President—Exploration for Victoria Gold Corporation from January 2011 to December 2011, and as Chief Geologist for Neutron Energy, Inc. from March 2005 to December 2010. Mr. Wilton is a graduate of the New Mexico Institute of Mining and Technology and has been honored with the 2011 Distinguished Alumni Achievement award as well as being a Certified Professional Geologist.

DAIN A. MCCOIG joined the Company in 2004 as Plant Engineer and was promoted to Kingsville Dome Plant Supervisor in 2005, Senior Engineer in August 2008, Manager—South Texas Operations in April 2010 and Vice President—South Texas Operations in January 2013. Mr. McCoig earned a Bachelor of Science degree in Mechanical Engineering from Colorado School of Mines in 2002 and attained his certification as a Professional Engineer from the Texas Board of Professional Engineers in 2010.

OWNERSHIP OF URI COMMON STOCK

 STOCK OWNERSHIP OF OFFICERS AND DIRECTORS

The following table shows, as of April 23, 2013, the number of shares of URI common stock beneficially owned by each director, by each of the named executive officers identified in the 2012 Summary Compensation Table on page 30 in this Proxy Statement, and by all current directors and executive officers as a group. The percentage of beneficial ownership is based on 19,821,681 shares of common stock outstanding as of the close of business on April 23, 2013. The information in this table is based solely on statements in filings with the SEC or other reliable information.

Name of Individual or Group	Number of Shares of URI Common Stock Beneficially Owned(1)		Percent of Class
Paul K. Willmott	129,021		*
Christopher M. Jones	25,000		*
Terence J. Cryan	55,366	(2)	*
Marvin K. Kaiser	34,166		*
John H. Pfahl	5,000	(3)	*
Mark K. Wheatley	0		*
Donald C. Ewigleben	50,646		*
Thomas H. Ehrlich	74,891	(4)	*
Richard A. Van Horn	87,624	(5)
Mark S. Pelizza	65,713		*
Mathew F. Lueras	5,785		*
All current directors and executive officers as a group (11 persons)	415,842		2.1%

*
Represents less than 1%.

(1)
The shares shown include the following shares that directors and executive officers have the right to acquire within 60 days after April 23, 2013 through the exercise of vested stock options: Paul K. Willmott, 57,083 shares; Terence J. Cryan, 35,833 shares; Marvin K. Kaiser, 15,833 shares; Thomas H. Ehrlich, 40,000 shares; Richard A. Van Horn, 40,000 shares; Mark S. Pelizza, 40,000 shares; Mathew F. Lueras, 4,000 shares; and all current directors and executive officers as a group, 200,373 shares. Except as otherwise noted, the directors and executive officers exercise sole voting and investment power over their shares shown in the table and none of the shares are subject to pledge.

(2)
Includes 100 shares held through the IRA of Mr. Cryan's spouse.

(3)
Excludes 6,494,015 shares held by Resource Capital Fund V L.P., an affiliate of Mr. Pfahl's employer. Mr. Pfahl does not exercise any voting or investment control over such shares and disclaims any beneficial ownership therein.

(4)
Includes 2 shares indirectly owned as custodian for Mr. Ehrlich's son.

(5)
Includes 5,000 shares of restricted stock that vest in September 2013 and 5,000 shares of restricted stock that vest in March 2014.

 STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

The following table sets forth information regarding persons or groups known to the Company to be beneficial owners of more than 5% of our outstanding common stock.

Name and Address of Beneficial Owner	Number of Shares of URI Common Stock Beneficially Owned	Percent of Class
Resource Capital Fund V L.P.(1) 1400 Sixteenth Street, Suite 200 Denver, Colorado 80202	6,494,015	32.8%
Global X Management Company LLC(2) 623 Fifth Avenue, 15th Floor New York, New York 10022	1,203,637	6.1%

(1)
Resource Capital Fund V L.P. ("RCF") reported that, as of March 5, 2013, each of RCF, its general partner, Resource Capital Associates V L.P. ("Associates V"), and the general partner of Associates V, RCA V GP Ltd. ("RCA V"), may be deemed to have sole voting and dispositive power over 6,494,015 shares of our common stock. The investment and voting control of RCA V is exercised by Messrs. Ryan T. Bennett, Ross R. Bhappu, Russ Cranswick, James McClements, Henderson G. Tuten and Ms. Sherri Croasdale (collectively, the "Principals"). Each of the Principals disclaims beneficial ownership of the shares listed, except to the extent of each of their pecuniary interest therein. Such information is based upon a Schedule 13D filing dated March 7, 2013.

(2)
Global X Management Company LLC reported that, as of December 31, 2012, it had sole voting and dispositive power over 1,203,637 shares of our common stock. Global X Uranium ETF, an investment company registered under the Investment Company Act of 1940, has the right to receive dividends from, and the proceeds from the sale of the shares reported by Global X Management Company LLC. Such information is based upon a Schedule 13G filing dated February 12, 2013.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires our directors and executive officers and persons who own more than 10% of our outstanding common stock to file reports of ownership and changes in ownership of our common stock. To our knowledge, based on a review of those forms and written representations, in 2012 all required forms were filed on time with the SEC, with the following exceptions:

  •
  On November 3, 2011, Donald C. Ewigleben, the Company's former President and Chief Executive Officer, forfeited 1,667 shares of restricted stock upon the failure of certain vesting conditions. A Form 4 disclosing the forfeiture was due by November 7, 2011. Mr. Ewigleben filed a Form 4 disclosing the forfeiture on April 3, 2012.

  •
  On June 4, 2012, the Company's stockholders elected John H. Pfahl to the Board of Directors at the 2012 Annual Meeting. A Form 3 for Mr. Pfahl was due by June 14, 2012. Mr. Pfahl filed a Form 3 on August 13, 2012.

  •
  Also on June 4, 2012, the Company granted 5,000 shares of restricted stock to each of its non-employee directors: Terence J. Cryan, Marvin K. Kaiser and John H. Pfahl. The Company also granted 5,000 shares of restricted stock to Paul K. Willmott under the Company's 2007 Restricted Stock Plan. Forms 4 disclosing the grants were due by June 6, 2012. Messrs. Cryan, Kaiser and Willmott each filed a Form 4 disclosing the grants on June 13, 2012. Mr. Pfahl disclosed the grant on a Form 3 filed on August 13, 2012.

  •
  On August 31, 2012, the Company sold 2,463,867 shares of common stock to Resource Capital Fund V L.P. ("RCF") for $20.0 million. A Form 4 reporting the sale was due by September 5, 2012. RCF filed a Form 4 disclosing the sale on September 7, 2012.

  •
  On December 18, 2012, the Company issued 42,833 shares of common stock to RCF in satisfaction of an establishment fee due under a Bridge Loan Agreement, dated December 17, 2012, which established the Company's obligation to issue the shares. A Form 4 reporting the issuance was due by December 19, 2012. RCF filed a Form 4 disclosing the issuance on March 7, 2013.

CORPORATE GOVERNANCE

 BOARD OF DIRECTORS

Our business and affairs are overseen by our Board of Directors pursuant to the Delaware General Corporation Law and our Restated Bylaws. Members of the Board of Directors are kept informed of the Company's business through discussions with the Chairman and key members of management, by reviewing materials provided to them and by participating in Board and Committee meetings. All members of the Board of Directors are elected annually by the stockholders.

Regular attendance at Board meetings and the Annual Meeting is expected of each director. Our Board of Directors held 22 meetings during 2012. No director attended fewer than 75% of the total number of Board and applicable Committee meetings (held during the period that such director served) in 2012. The independent directors met in executive session at each Board meeting held in 2012. All current directors (excluding Messrs. Jones and Wheatley, each of whom joined the Board in 2013) attended the 2012 Annual Meeting of Stockholders.

BOARD LEADERSHIP STRUCTURE

The Company's governing documents allow the roles of Chairman and Chief Executive Officer to be filled by the same or different individuals. This approach allows the Board flexibility to determine whether the two roles should be separate or combined based upon the Company's needs and the Board's assessment of the Company's leadership from time to time. Although the Board regularly considers and is open to different structures as circumstances may warrant, the Board believes that the current arrangement of having a non-management Chairman is currently in the best interests of the Company and its stockholders. The Chairman, Mr. Willmott, served as the Chief Executive Officer of the Company from July 1995 to August 2007 and following his retirement as an executive officer of the Company, as Executive Chairman from August 2007 to February 2013. The current separation between the roles of Chairman and Chief Executive Officer appropriately balances the need for the Chief Executive Officer to manage the daily activities of the Company, and the Chairman serves as a liaison between the Board and executive management in an effort to enhance this relationship.

DIRECTOR INDEPENDENCE

The Board annually reviews all relationships that directors have with the Company to affirmatively determine whether the directors are "independent" under NASDAQ listing standards. The Board has determined that each of Messrs. Cryan, Kaiser, Pfahl and Wheatley is "independent." In arriving at the foregoing independence determination, the Board of Directors considered transactions and relationships between each director or any member of his immediate family and the Company, its subsidiaries or its affiliates, including Mr. Cryan's service as the Company's Interim President and Chief Executive Officer from September 2012 to March 2013. The Board has determined that the directors designated as

"independent" have no relationship with the Company that would interfere with the exercise of their independent judgment in carrying out the responsibilities of a director.

ARRANGEMENTS REGARDING ELECTION OF DIRECTORS

Under a Stockholders' Agreement between RCF and the Company dated March 1, 2012, as subsequently modified by a Bridge Loan Agreement between the Company and RCF dated December 17, 2012, so long as RCF and its affiliates own or hold shares of URI common stock which in the aggregate exceed 10% of the Company's issued and outstanding common stock, RCF will be entitled to have one designee placed in nomination for a seat on the Company's Board of Directors, and so long as RCF and its affiliates own or hold shares of URI common stock which in the aggregate exceed 25% of the Company's issued and outstanding common stock, RCF will be entitled to have an additional designee placed in nomination for a seat on the Company's Board of Directors. John H. Pfahl and Mark K. Wheatley currently serve as RCF's designees to the Company's Board of Directors. Mr. Wheatley and RCF are also party to an agreement pursuant to which Mr. Wheatley may be entitled to additional compensation from RCF upon RCF's sale of its holdings in the Company.

COMMUNICATIONS WITH THE BOARD OF DIRECTORS

Interested parties, including our stockholders, desiring to communicate with our Board members, including our non-management directors as a group, may do so by mailing a request to the Secretary of Uranium Resources, Inc. at 405 State Highway 121 Bypass, Building A, Suite 110, Lewisville, Texas 75067. Pursuant to the instruction of the Company's non-management directors, the Secretary will review inquiries and if they are relevant to, and consistent with our operations, policies and procedures, they will be forwarded to the director or directors to whom they are addressed. Inquiries not forwarded will be retained by the Company and will be made available to any director upon request.

COMMITTEES OF THE BOARD OF DIRECTORS

The Board of Directors has established five standing Committees: an Audit Committee, a Compensation Committee, a Nominating and Corporate Governance Committee, a Strategic Planning Committee and a Health, Safety and Environment Committee. The table below indicates the members of each Board Committee:

Board Member	Audit	Compensation	Nominating and Corporate Governance	Strategic Planning	Health, Safety, Environment and Public Affairs
Terence J. Cryan*		Chair	Chair	X
Christopher M. Jones				Chair	X
Marvin K. Kaiser*	Chair	X	X
John H. Pfahl*	X	X	X		X
Mark K. Wheatley*	X				X
Paul K. Willmott				X	Chair

*
independent director

Each of our Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee operates under a charter, adopted by the Board of Directors, which is available on our website at http://urre.client.shareholder.com under "Corporate Governance," or in print, without charge, to any stockholder who sends a request to the office of the Secretary of Uranium Resources, Inc. at 405 State

Highway 121 Bypass, Building A, Suite 110, Lewisville, Texas 75067. The functions performed by each of the Committees are briefly described below.

THE AUDIT COMMITTEE

The Audit Committee held four meetings in 2012. The Audit Committee's primary responsibilities are to:

  •
  assist the Board of Directors in discharging its responsibilities with respect to the accounting policies, internal controls and financial reporting of the Company;

  •
  monitor compliance with applicable laws and regulations, standards and ethical business conduct, and the systems of internal controls;

  •
  assist the Board of Directors in its oversight of the qualifications, independence and performance of the registered public accounting firm engaged to be the independent auditor of the Company; and

  •
  prepare the report required to be included in the Company's proxy statements.

The Board of Directors has determined that Marvin K. Kaiser, the chairman of the Audit Committee, satisfies the criteria adopted by the SEC to serve as an "audit committee financial expert." In addition, the Board of Directors has determined that Marvin K. Kaiser, John H. Pfahl and Mark K. Wheatley, constituting all members of the Audit Committee, are independent directors pursuant to the requirements under the Exchange Act and NASDAQ listing standards and are able to read and understand the Company's fundamental financial statements.

THE COMPENSATION COMMITTEE

The Compensation Committee held four meetings in 2012. The Compensation Committee is responsible for reviewing and making recommendations to the Board of Directors regarding the compensation of the Company's directors and executive officers and administering and implementing the Company's incentive compensation plans and equity based plans. The Compensation Committee's duties and responsibilities are to:

  •
  review and approve corporate goals and objectives relevant to the compensation of the Company's executive officers;

  •
  evaluate the performance of the Company's executive officers in light of such goals and objectives; and

  •
  determine and approve the executive officers' compensation level based on such evaluation.

The Compensation Committee also reviews and discusses the Compensation Discussion and Analysis appearing in our proxy statements with our management, and based on such review and discussions, has recommended to the Board of Directors that the Compensation Discussion and Analysis set forth herein be included in this Proxy Statement.

Under our Compensation Committee Charter, the Compensation Committee has the authority to retain compensation consultants. In the past, the Compensation Committee engaged Buck Consultants, LLC to review and make recommendations regarding our executive compensation programs. Certain elements of our executive compensation programs have been developed, based in part, on the recommendations of Buck Consultants, LLC. See the discussion under the heading "Compensation Discussion and Analysis"

for further information regarding the executive compensation programs. The Compensation Committee also has the authority to obtain advice and assistance from our executives, internal or external legal, accounting or other advisors as it determines necessary to carry out its duties.

THE NOMINATING AND CORPORATE GOVERNANCE COMMITTEE

The Nominating and Corporate Governance Committee held two formal meetings and a number of informal discussions during 2012. The Nominating and Corporate Governance Committee's duties and responsibilities are to:

  •
  recommend to the Board of Directors director nominees for the annual meeting of stockholders;

  •
  identify and recommend candidates to fill vacancies occurring between annual stockholder meetings; and

  •
  oversee all aspects of corporate governance of the Company.

The Nominating and Corporate Governance Committee identifies director candidates based on input provided by a number of sources, including members of the Committee, other directors, our stockholders, members of management and third parties. The Nominating and Corporate Governance Committee does not distinguish between nominees recommended by our stockholders and those recommended by other parties. Any stockholder recommendation must be sent to the Secretary of Uranium Resources, Inc. at 405 State Highway 121 Bypass, Building A, Suite 110, Lewisville, Texas 75067, and must include detailed background information regarding the suggested candidate that demonstrates how the individual meets the Board membership criteria discussed below. The Nominating and Corporate Governance Committee also has the authority to consult with or retain advisors or search firms to assist in the identification of qualified director candidates.

As part of the identification process, the Nominating and Corporate Governance Committee takes into account each candidate's business and professional skills, experience serving in management or on the board of directors of companies similar to the Company, financial literacy, independence, personal integrity and judgment. In conducting this assessment, the Nominating and Corporate Governance Committee will, in connection with its assessment and recommendation of candidates for director, consider diversity (including, but not limited to, gender, race, ethnicity, age, experience and skills) and such other factors as it deems appropriate given the then-current and anticipated future needs of the Board and the Company, and to maintain a balance of perspectives, qualifications, qualities and skills on the Board. The Board of Directors does not have a formal diversity policy for directors. However, the Board of Directors is committed to an inclusive membership. Although the Nominating and Corporate Governance Committee may seek candidates that have different qualities and experiences at different times in order to maximize the aggregate experience, qualities and strengths of the Board members, nominees for each election or appointment of directors will be evaluated using a substantially similar process. Incumbent directors who are being considered for re-nomination are re-evaluated both on their performance as directors and their continued ability to meet the required qualifications.

OTHER COMMITTEES

The function of the Strategic Planning Committee is to make recommendations regarding the strategic direction of the Company. The Strategic Planning Committee did not meet during 2012; instead, discussions regarding the strategic direction of the Company occurred during the 22 meetings of the full Board of Directors.

The Health, Safety, Environment and Public Affairs Committee held one meeting in 2012. Its function is to provide oversight to the Company as the Company undertakes and conducts, in compliance with all regulatory, statutory and Company policies, its operations in an economically and socially responsible manner, with due regard to the safety and health of its employees, the impact of its operations on the natural environment, and the social, economic, health and environmental-related impacts in the communities in which the Company operates.

CODES OF ETHICS

The Company has adopted a Code of Ethics for Senior Financial Officers, which is applicable to the Company's chief executive officer, chief financial officer, controller, treasurer and chief internal auditor, and a Code of Business Conduct and Ethics, which is applicable to all of the Company's directors, officers and employees. Copies of the codes of ethics are available on our website at http://urre.client.shareholder.com under "Corporate Governance," or in print, without charge, to any stockholder who sends a request to the office of the Secretary of Uranium Resources, Inc. at 405 State Highway 121 Bypass, Building A, Suite 110, Lewisville, Texas 75067.

RELATED PARTY TRANSACTIONS

The Company's general policy with respect to related party transactions is included in its Code of Business Conduct and Ethics, the administration of which is overseen by the Audit Committee. Directors and officers of the Company are required to report any transaction that the Company would be required to disclose pursuant to Item 404(a) of Securities and Exchange Commission Regulation S-K (a "Related Party Transaction") to the Audit Committee.

The Company collects information about potential Related Party Transactions in its annual questionnaire completed by directors and officers. Potential Related Party Transactions are subject to the review and approval of the non-interested members of the Audit Committee. In determining whether to approve any such transaction, the Audit Committee will consider such factors as it deems relevant, including, but not limited to, whether the transaction is on terms comparable to those that could be obtained in arm's length negotiations with an unrelated third party.

On August 31, 2012, the Company acquired Neutron Energy, Inc. ("Neutron"). In anticipation of the acquisition, on March 1, 2012, the Company entered into an Investment Agreement (the "Investment Agreement") with Resource Capital Fund V L.P. ("RCF"), pursuant to which RCF purchased approximately 4.5 million shares of URI common stock for $35.0 million in transactions closing in March 2012, August 2012 and September 2012, the proceeds of which were used to repay Neutron debt and fund the working capital of the Company and Neutron. In connection with the execution of the Investment Agreement, on March 1, 2012, the Company entered into a Registration Rights Agreement with RCF, pursuant to which RCF is granted certain registration rights with respect to the shares of URI common stock issued under the Investment Agreement.

On December 17, 2012, the Company entered into a Bridge Loan Agreement (the "Bridge Loan Agreement") among the Company, each of the Company's subsidiaries, as guarantors, and RCF, pursuant to which RCF provided a secured bridge loan to the Company in the amount of $5.0 million on December 18, 2012. The Company's obligations under the Bridge Loan Agreement carried an annualized interest rate of 10% and were secured by a first priority lien on all personal property of the Company and its subsidiaries. On December 18, 2012, the Company issued 42,883 shares of common stock to RCF in satisfaction of an establishment fee due under the terms of the Bridge Loan Agreement. On January 10, 2013 and March 5, 2013, the Company issued 4,861 shares and 26,482 shares, respectively, in satisfaction of interest due under the Bridge Loan Agreement. On March 5, 2013, RCF purchased approximately 2.0 million shares in a rights offering pursuant to its obligations under a Standby Purchase Agreement, dated December 17, 2012, under which RCF agreed to exercise subscription rights for the purchase of $5.0 million of common stock in a private placement. The subscription price for the common stock purchased in the rights offering was satisfied by offset against amounts outstanding under the Bridge Loan Agreement, which was subsequently terminated.

Under a Stockholders' Agreement between RCF and the Company dated March 1, 2012, as subsequently modified by the Bridge Loan Agreement, so long as RCF and its affiliates own or hold shares of common stock which in the aggregate exceed 10% of our issued and outstanding common stock, RCF will be entitled to have one designee placed in nomination for a seat on the Board of Directors, and so long as RCF and its affiliates own or hold shares of common stock which in the aggregate exceed 25% of our issued and outstanding common stock, RCF will be entitled to have an additional designee placed in nomination for a seat on the Board of Directors. John H. Pfahl and Mark K. Wheatley currently serve as RCF's designees on the Board of Directors. Mr. Pfahl is employed by an affiliated of RCF. In addition, RCF beneficially owned approximately 32.8% of the Company's outstanding common stock as of April 23, 2013. The Company's agreements and transactions with RCF could therefore be considered Related Party Transactions. Each of the Investment Agreement, Stockholders' Agreement, Registration Rights Agreement, Bridge Loan Agreement and Standby Purchase Agreement were approved unanimously by the Board, including all members of the Audit Committee.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

During 2012, the Compensation Committee consisted of Terence J. Cryan, Marvin K. Kaiser and, until his retirement from the Board in June 2012, Leland O. Erdahl. John H. Pfahl was also appointed to the Committee in June 2012. Other than Mr. Cryan's service as the Company's Interim President and Chief Executive Officer from September 28, 2012 to March 31, 2013, no member of the Compensation Committee is now, or was during 2012, an officer or employee of the Company. No member of the Compensation Committee had any relationship with the Company or any of its subsidiaries during 2012 pursuant to which disclosure would be required under applicable rules of the SEC pertaining to the disclosure of transactions with related persons. None of the executive officers of the Company currently serves or served during 2012 on the board of directors or compensation committee of another company at any time during which an executive officer of such other company served on the Company's Board of Directors or Compensation Committee.

BOARD OVERSIGHT OF RISK MANAGEMENT

The Board of Directors has overall responsibility for risk oversight with a focus on the most significant risks facing the Company. The Board of Directors relies upon the President and Chief Executive Officer to supervise day-to-day risk management, who reports directly to the Board and certain Committees on such matters as appropriate.

The Board of Directors delegates certain oversight responsibilities to its Committees. For example, while the primary responsibility for financial and other reporting, internal controls, compliance with laws and regulations and ethics rests with the management of the Company, the Audit Committee provides risk oversight with respect to the Company's financial statements, the Company's compliance with legal and regulatory requirements and corporate policies and controls, and the independent auditor's selection, retention, qualifications, objectivity and independence. Additionally, the Compensation Committee provides risk oversight with respect to the Company's compensation programs, and the Nominating and Governance Committee provides risk oversight with respect to the Company's governance structure and processes and succession planning. The Board and each Committees consider reports and presentations from the members of management responsible for the matters considered to enable the Board and each Committee to understand and discuss risk identification and risk management.

AUDIT COMMITTEE REPORT

The Audit Committee, operating under a written charter adopted by the Board of Directors, reports to and acts on behalf of the Board of Directors by providing oversight of the Company's independent auditors and the Company's financial management and financial reporting procedures. Management has primary responsibility for preparing the Company's financial statements and establishing effective internal financial controls. Hein & Associates LLP, the Company's independent registered public accountants, is responsible for auditing those financial statements and expressing an opinion on the conformity of the Company's audited financial statements with generally accepted accounting principles and on the effectiveness of the Company's internal controls over financial reporting based on criteria established by the Committee of Sponsoring Organizations of the Treadway Commission.

The Audit Committee reviews the Company's financial reporting process on behalf of the Board. Management has the primary responsibility for establishing and maintaining adequate internal financial control, for preparing the financial statements and for the public reporting process. Hein & Associates LLP, our Company's independent auditor for 2012, is responsible for expressing opinions on the conformity of the Company's audited financial statements with generally accepted accounting principles and on management's assessment of the effectiveness of the Company's internal control over financial reporting. In addition, Hein & Associates LLP will express its own opinion on the effectiveness of the Company's internal control over financial reporting.

In this context, the Audit Committee reviewed and discussed with management and Hein & Associates LLP the audited financial statements for the year ended December 31, 2012, management's assessment of the effectiveness of the Company's internal control over financial reporting and Hein & Associates LLP's evaluation of the Company's internal control over financial reporting. The Audit Committee has discussed with Hein & Associates LLP the matters that are required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees), as may be modified or supplemented. Hein & Associates LLP has provided to the Audit Committee the written disclosures and the letter required by applicable requirements of the Public Accounting Oversight Board regarding Hein & Associates LLP's communications with the Audit Committee concerning independence, and the Audit Committee discussed with Hein & Associates LLP that firm's independence. The Audit Committee also concluded that Hein & Associates LLP's provision of audit and non-audit services to the Company and its affiliates is compatible with Hein & Associates LLP's independence.

Based on the considerations referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements for the year ended December 31, 2012 be included in the Company's Annual Report on Form 10-K for 2012 and selected Hein & Associates LLP as the independent auditor for the Company for 2013.

This Report has been submitted by the following members of the Audit Committee of the Board of Directors:

Marvin K. Kaiser, Chairman John H. Pfahl Mark K. Wheatley

AUDIT AND NON-AUDIT FEES

The following presents fees billed for professional audit services rendered by Hein & Associates LLP, the Company's independent registered public accountants, for the audit of the Company's annual financial statements for 2011 and 2012, and fees billed for other services rendered by Hein & Associates LLP.

  •
  Audit Fees.    During the years ended December 31, 2012 and 2011, the Company was billed audit fees of $188,937 and $155,850, respectively, by Hein & Associates LLP, its principal independent auditor. Audit fees include fees for the audits of the Company's consolidated financial statements and fees in connection with internal controls testing and evaluation under Sarbanes-Oxley requirements and for services that are usually provided by an auditor in connection with statutory and regulatory filings and engagements.

  •
  Audit Related Fees.    During the years ended December 31, 2012 and 2011, no fees were billed by Hein & Associates LLP for assurance and related services reasonably related to the performance of the audit or review of the Company's financial statements.

  •
  Tax Fees.    During the years ended December 31, 2012 and 2011, no fees were billed by Hein & Associates LLP for tax compliance, tax advice or tax planning.

  •
  All Other Fees.    During the years ended December 31, 2012 and 2011, no fees were billed by Hein & Associates LLP for any other products or services.

AUDIT COMMITTEE PRE-APPROVAL POLICIES AND PROCEDURES

The Audit Committee is required to pre-approve the audit and non-audit services performed by the independent auditor to assure that the provision of such services does not impair the auditor's independence. All of the foregoing services were pre-approved by the Audit Committee.

EXECUTIVE COMPENSATION

 COMPENSATION DISCUSSION AND ANALYSIS

The Compensation Committee of the Board of Directors oversees the Company's compensation programs, which are designed specifically for the Company's most senior executive officers, including the Chief Executive Officer, Chief Financial Officer and the other executive officers named in the 2012 Summary Compensation Table (whom we refer to collectively in this Proxy Statement as the "named executive officers"). Additionally, the Compensation Committee is charged with the review and approval of all annual compensation decisions relating to the named executive officers.

The Compensation Committee is composed entirely of independent, non-management members of the Board of Directors. No Compensation Committee member participates in any of the Company's employee compensation programs. Each year the Company reviews any and all relationships that each director has with the Company, and the Board of Directors subsequently reviews these findings. The Board of Directors has determined that none of the Compensation Committee members have any material business relationships with the Company, other than Terence J. Cryan's service as Interim President and Chief Executive Officer from September 2012 to March 2013, which the Board has determined does not impair Mr. Cryan's independence.

The responsibilities of the Compensation Committee, as stated in its charter, include the following:

  •
  review and make such recommendations to the Board of Directors as the Compensation Committee deems advisable with regard to all incentive-based compensation plans and equity-based plans;

  •
  review and approve the corporate goals and objectives that may be relevant to the compensation of the Company's Chief Executive Officer and Chief Operating Officer;

  •
  evaluate the performance of the Chief Executive Officer and Chief Operating Officer in light of the goals and objectives that were set and determine and approve the compensation of the Chief Executive Officer and Chief Operating Officer based on such evaluation; and

  •
  review and approve the recommendations of the Chief Executive Officer and Chief Operating Officer with regard to the compensation of all officers of the Company other than the Chief Executive and Chief Operating Officer.

Objectives of Compensation Program

The primary objectives of our compensation program are to (i) enhance the Company's ability to attract and retain knowledgeable and experienced senior executives, (ii) drive and reward performance which supports the Company's core values, (iii) provide a percentage of total compensation that is "at-risk," or variable, based on predetermined performance criteria, (iv) require significant stock holdings to align the interests of named executive officers with those of stockholders, and (v) set compensation and incentive levels that reflect competitive market practices.

The Compensation Committee also believes that compensation should recognize short- and long-term performance and include both cash and equity components while recognizing the need to adhere to certain key principles by establishing compensation arrangements that are supported by strong corporate governance, including active and effective oversight by the Compensation Committee of the Board of Directors.

What Our Compensation Program is Designed to Reward

The Company's compensation program is designed to reward exceptional organizational and individual performance.

Elements of the Company's Compensation Plan

In furtherance of the Company's compensation objectives and to reward exceptional organization and individual performance, the Company's compensation program includes a base salary component, performance goals component (both financial and non-financial), stock incentive component, and retirement, health and welfare benefit component, each of which is reviewed by the Compensation Committee in establishing the various forms and levels of the compensation program.

The following is a general summary of the primary components of the compensation policy for the Company's senior executives. As described in greater detail below, for 2013 annual and long-term incentive programs are effective for current named executive officers other than the President and Chief Executive Officer—specifically, Messrs. Ehrlich, Pelizza and Lueras.

Base Salary

We establish base salaries for our executives based on the scope of their responsibilities, and take into account competitive market compensation paid by comparable mining industry companies, including uranium companies. The Company believes that a competitive compensation program will enhance its ability to attract and retain senior executives. Base salaries are typically adjusted at least annually to realign salaries with market levels. In each case, the Compensation Committee takes into account each officer's (i) current and prior compensation, (ii) scope of responsibilities, (iii) experience, (iv) comparable market salaries, and (v) the Company's achievement of performance goals (both financial and non-financial). The Compensation Committee also (i) has the opportunity to meet with the officers at various times during the year, which allows the Compensation Committee to form its own assessment of each individual's performance, and (ii) reviews reports of the Chief Executive Officer presented to the Compensation Committee, evaluating each of the other officers, including a review of their contributions and performance over the past year, strengths, weaknesses, development plans and succession potential.

Financial Performance Goals

The Compensation Committee believes that a significant portion of each senior executive's compensation should be tied to the Company's performance measured against profitability and stockholder value creation. By doing so, officers have the incentive of increasing Company profitability and stockholder return. The Company measures financial performance awards against certain (i) operational targets including development, production and/or restoration objectives, (ii) operational cost targets, and (iii) budget targets. During periods when performance meets or exceeds these established financial objectives, officers should be paid at or more than expected levels. When the Company's performance does not meet key financial objectives, officers should be paid less than expected levels. Performance goals have changed from time to time and will continue to change as the conditions of the Company and the uranium market evolve.

Non-Financial Performance Goals

The Compensation Committee also believes that a significant portion of a senior executive's compensation should be tied to the following:

Performance goals:

  •
  continued viability of the Company as a going concern through the low price cycle for uranium concentrate and, as conditions permit, the development of a strong balance sheet;

  •
  maximizing stockholder value;

  •
  development and implementation of a strategy for market competitiveness in acquiring additional properties for future development and operation;

  •
  retention of existing uranium properties and resources for development and operation at a time when an economic cycle for uranium selling prices returns;

  •
  growth goals associated with development of the Churchrock/Crownpoint project and the underground resources in New Mexico, expanded financing sources, return to production in its South Texas properties, and strategic ventures; and

  •
  retention of a valuable cadre of personnel for future development and operation of uranium properties in the United States.

Core values:

  •
  safety;

  •
  community involvement;

  •
  environmental stewardship;

  •
  development of future leaders; and

  •
  adherence to a strict code of ethics.

During periods when performance meets or exceeds these established financial and non-financial objectives, officers should be paid at or more than expected levels. When the Company's performance does not meet or exceed these established financial and non-financial objectives, officers should be paid less than expected levels. Performance goals have changed from time to time and will continue to change as the conditions of the Company and the uranium market evolve.

Stock Incentive Compensation

An important objective of the long-term incentive program is to strengthen the relationship between the long-term value of our stock price and the potential financial gain for employees. The Company has three stock incentive plans for employees, all of which were approved by the Company's stockholders. The Board of Directors has also adopted, subject to stockholder approval, the Uranium Resources, Inc. 2013 Omnibus Incentive Plan, additional information concerning which can be found below under "Approval of the Uranium Resources, Inc. 2013 Omnibus Incentive Plan (Proposal No. 3)."

The 1995 and 2004 Plans.    The Company has two employee stock option plans: the Amended and Restated 1995 Stock Incentive Plan (the "1995 Plan") and the 2004 Stock Incentive Plan (the "2004 Plan"). Stock options provide employees with the opportunity to purchase our common stock at a price fixed on the grant date regardless of future market price. A stock option becomes valuable only if our common stock price increases above the option exercise price (at which point the option will be deemed "in-the-money") and the holder of the option remains employed during the period required for the option to "vest" thus providing an incentive for an option holder to remain employed by the Company. In addition, stock options link a portion of an employee's compensation to stockholders' interests by providing an incentive to increase the market price of our stock. Details of the outstanding stock awards granted to the named executive officers as of December 31, 2012 are shown in the 2012 Outstanding Equity Awards at Fiscal Year-End Table.

Awards from our stock option plans are granted periodically. The exercise price for each stock option is the market value on the date of grant. The Compensation Committee may approve stock option awards to a new employee at the time he or she is hired if the Compensation Committee determines that he or she can substantially contribute to meeting the performance goals of the Company. It has been the Company's practice not to make any stock option awards to employees during a period when the Company is in possession of material non-public information.

Upon a Change of Control (as defined in each of the 1995 and 2004 Plans) of the Company, all stock options granted under the 1995 Plan and 2004 Plan will become fully vested. Also, in the event the number of outstanding shares of common stock is increased or decreased or changed into or exchanged for a different number or kind of shares of stock or other securities of the Company or of another Company, as a result of a stock split, stock dividend, combination or exchange of shares, merger or otherwise, each share subject to an unexercised option will be substituted for the number and kind of shares into which each share of outstanding common stock is to be changed or for which each such share is to be exchanged and the option price will be increased or decreased proportionately.

Option holders generally forfeit any unvested options if their employment with the Company terminates, except that upon death or disability while employed with the Company, outstanding stock options may be exercised within the one year period ending on the anniversary of such death or permanent and total disability to the same extent that the option was exercisable on the date of death or disability.

At December 31, 2012, options to purchase 183,406 shares of common stock at exercise prices ranging from $11.60 to $31.20 were outstanding under the 1995 Plan. No new options may be granted under the 1995 Plan.

At December 31, 2012, options to purchase 40,741 shares of the Company's common stock at exercise prices ranging from $7.30 to $51.90 per share were outstanding under the 2004 Plan. At December 31, 2012, 120,806 shares of common stock were available for future grants under the 2004 Plan.

The 2007 Plan.    The 2007 Restricted Stock Plan (the "2007 Plan") provides eligible employees of the Company and its subsidiaries with the opportunity to increase their ownership interest in the Company through the receipt of restricted shares of the Company's common stock. Grants may be made from time to time under the 2007 Plan to those managers and key employees who are designated by the Compensation Committee in its sole and exclusive discretion. The Compensation Committee may make more than one restricted stock grant to the same grantee, and the provisions of restricted stock grants need not be the same with respect to each grantee.

Subject to certain limitations, up to 150,000 shares of common stock may be issued under the 2007 Plan. The number of shares of restricted stock which may be granted to any manager or key employee in any calendar year may not exceed 50,000 shares. Shares of restricted stock may be granted either alone or in addition to any other compensation paid outside of the 2007 Plan. As of December 31, 2012, 26,039 shares were available for future grants under the 2007 Plan.

Subject to the provisions of the 2007 Plan and the applicable agreement governing the restricted stock grant, during the restricted period set by the Compensation Committee (the "Restricted Period"), a grantee shall not be able to sell, transfer, pledge, anticipate or assign restricted stock. The Compensation Committee may condition any lapse of the Restricted Period upon the attainment of specified personal service and/or performance standards specified by the Compensation Committee at the time of grant, which standards may include, but are not be limited to, the attainment of financial performance goals, the attainment or maintenance of specified prices for the Company's common stock, the attainment of a cumulative earnings per share or an indicated return on equity. In addition to the foregoing, the Compensation Committee may condition the vesting of restricted stock on such other factors as the Compensation Committee may determine. Subject to the foregoing limitations, the Compensation Committee, in its sole discretion, may also specify that a Restricted Period may lapse in installments, or that the restrictions contained in a restricted stock grant are to be waived or accelerated in whole or in part based on the attainment of additional personal service or performance standards specified by the Compensation Committee.

Except as set forth in the 2007 Plan, a grantee shall have, with respect to shares of restricted stock held by such grantee, all of the rights of a stockholder of the Company, including the right to vote such stock and the right to receive any regular cash dividends paid out of current earnings with respect to such stock, provided that the Board will require that any cash dividend on unvested shares be reinvested in Company common stock.

Upon termination of a grantee's employment with the Company for any reason during the Restricted Period, all restricted stock then held by or in respect of such grantee will vest or be forfeited, as applicable, in accordance with the terms and conditions of the 2007 Plan, subject to any subsequent determinations made by the Compensation Committee.

Upon the occurrence of a Change of Control (as defined in the 2007 Plan), any and all restricted stock granted under the 2007 Plan will immediately and fully vest to the extent not theretofore vested, and all applicable restrictions thereon shall lapse and expire.

The 2007 Plan terminates on April 10, 2017, after which time no restricted stock may be granted thereunder. Any and all shares of unvested restricted stock outstanding at the time of termination of the 2007 Plan shall continue in full force and effect in accordance with their restrictions and subject to the terms and conditions of the 2007 Plan and any related restricted stock grant agreements.

Retirement, Health and Welfare Benefits

The Company offers a variety of health and welfare and retirement programs to all eligible employees. The executive officers generally are eligible for the same benefit programs on the same basis as the rest of the Company's employees. The Company's health and welfare programs include medical, dental and vision. In addition to the foregoing, the executive officers are eligible to participate in the following programs:

Supplemental Health Care Plan.    The Company has adopted a health care plan (the "Supplemental Plan") for the Company's executive officers and certain of its other employees, which supplements the standard health care plan available to all eligible employees (the "Standard Plan"). The Supplemental Plan pays directly to the participant 80% of all out-of-pocket medical and dental expenses not covered under the Standard Plan, including deductibles and co-insurance amounts. Additionally, the Supplemental Plan provides to each participant $100,000 of accidental death and dismemberment insurance protection and a worldwide medical assistance benefit. Each participant in the Supplemental Plan will receive a maximum annual benefit of $100,000. The Company pays an annual premium under the Supplemental Plan equal to $250 per participant plus 11% of claims paid. In addition to other officers and employees, the named executive officers currently covered by the Supplemental Plan are Thomas H. Ehrlich, Mark S. Pelizza and Mathew F. Lueras.

401(k) Profit Sharing Plan.    The Company maintains a defined contribution profit sharing plan for employees (the "401(k)") that is administered by a committee of trustees appointed by the Company. All Company employees are eligible to participate upon the completion of six months of employment, subject to minimum age requirements. Each year the Company makes a contribution to the 401(k) without regard to current or accumulated net profits of the Company. These contributions are allocated to participants in amounts equal to 25% (or a higher percentage, determined at the Company's discretion) of the participants' contributions, up to 4% of each participant's gross pay. For the plan year ended July 31, 2012, the Company contributed amounts equal to 100% of the participant's contributions, up to 4% of gross pay. Participants become 20% vested in their Company contribution account for each year of service until full vesting occurs upon the completion of five years of service. Distributions are made upon retirement, death or disability in a lump sum or in installments.

Application of the Company's Compensation Policies in 2012

The base salary for the named executive officers for 2012 are detailed in the following table. The following table shows the cash component of 2012 base salary.

Name	Title	2012 Base Salary
Terence J. Cryan	Interim President and Chief Executive Officer	N/A(1)
Donald C. Ewigleben(2)	Former President and Chief Executive Officer	$400,000
Thomas H. Ehrlich	Vice President, Chief Financial Officer, Secretary and Treasurer	$190,000
Mark S. Pelizza	Senior Vice President—Health, Safety, Environment and Public Affairs	$210,000
Richard A. Van Horn(3)	Former Senior Vice President—Operations and Development	$210,000
Mathew F. Lueras	Vice President—Corporate Development	$126,000

(1)
Mr. Cryan's compensation for services as Interim President and Chief Executive Officer was set at $7,500 per week.

(2)
Mr. Ewigleben's employment with the Company terminated effective September 28, 2012.

(3)
Mr. Van Horn's employment with the Company terminated effective January 23, 2013.

Assessment of Senior Executive Compensation and Incentive Programs

In September 2010, as part of the Company's objective of establishing an annual and long-term incentive program for its executives, Buck Consultants, LLC was engaged to serve as an independent advisor to the Compensation Committee and to provide consultative services and assistance to the Company as follows:

  •
  assess the executive pay package for the senior management team that reports directly to the Chief Executive Officer and make appropriate refinement recommendations, to ensure that consistency exists between the Chief Executive Officer pay package and go-forward pay arrangements for the senior management group; and

  •
  develop a formal incentive program for the Company's senior management team that supports alignment of management interests with the financial and value creation performance success of the business.

In connection with these activities, a rigorous set of analyses of multiple factors was used in assessing pay levels of the senior management team and performance objectives. Given the unique circumstances of the Company's operations and industry, it was determined that multiple sources of data should be used in determining competitive pay levels of the senior management team.

A primary source of data was derived from multiple relevant survey sources in determining pay practices among companies of size and scope similar to the Company. Another source used to supplement the survey data and to enhance our understanding of the relevant markets for management talent included proxy data of a number of public companies that were selected for comparison purposes based on three key factors as follows:

  •
  revenue scope within a reasonable range;

  •
  asset size within a reasonable range of the Company's asset size; and

  •
  mining companies with operational scope comparable to those of the Company—specifically, mining companies with operational activities versus pure "junior" developmental/exploration companies.

To be reflective of the appropriate range of relevant competitive pay practices, the group of companies used for this purpose was comprised of a mixture of mining companies in various sectors including uranium, oil and gas and precious metals. The uranium mining companies included within the group consisted of Cameco Corp., Denison Mines Corp., Laramide Resources, Uranerz Energy Inc., Strathmore Minerals and CanAlaska Uranium Ltd.

The survey data was combined with the proxy data described above in assessing the senior management team's competitive pay positioning relative to competitive practices—see below under "Target Total Direct Compensation Positioning for 2013" for more details.

Pay for Performance Alignment

The Company has a history of carefully and efficiently managing its operations to assure sustainability through periods of limited or no operational results in response to unfavorable price environments. Unlike many "junior" developmental mining companies which have come and gone, the Company has continuously been in existence for over 30 years, largely due to its production expertise, infrastructure and capabilities that it has built up over the years. The senior management team is committed to continue to position the Company in optimizing its value to stockholders, recognizing that a number of important external factors, including uranium prices and environmental conditions, are outside of the Company's control. As such, management has successfully sustained the business for many years by managing in a way that is sensitive to the reality that the economic environment may not be favorable for sustained periods of time.

While the Company continues to operate efficiently, management has recognized the need to balance its historic strengths with an intense focus on specific strategic imperatives, challenges and requirements designed to maximize its performance opportunities when the business environment becomes more favorable. In 2011, in recognition of the need to continue the incentive pay program that would serve the dual purpose of driving performance and attracting and retaining key contributors, the Compensation Committee approved annual incentive and long-term plans (as described in greater detail below), which the Compensation Committee determined to continue for 2012. The Compensation Committee took steps in creating an incentive structure that is aligned with the Company's specific strategic objectives with the ultimate goal of achieving long-term sustained value creation for the Company's stockholder base. The annual and long-term incentive plans that were adopted have been designed to create a reward structure that is primarily contingent on the senior executives of the Company on meeting pre-established performance standards that are essential for sustained Company value-creation success.

The incentive opportunities for the senior management team are based on specific unit/individual performance measures subject to Compensation Committee approval. The following corporate performance objectives have been established as the basis for specific performance goals:

  •
  stock price performance equal to or better than the median of the Company's peer group as set out in the Company's annual report;

  •
  best-in-class safety standards;

  •
  environmental performance in full compliance with Federal, state and local standards; and

  •
  growth goals associated with development of the Churchrock/Crownpoint project and the underground resources in New Mexico, expanded financing sources, return to production in its South Texas properties and strategic ventures.

Annual Incentive Awards

Effective in 2011, in recognition of the need to align incentive opportunities with the successful execution of the Company's strategic objectives (both short-term and long-term), the Compensation Committee approved the Uranium Resources, Inc. Management Incentive Plan ("MIP") and associated award opportunities for the senior executives, each as described below. For 2012, Messrs. Ehrlich, Van Horn, Pelizza and Lueras were eligible for participation in the plan (collectively the "Plan Participants"), while Mr. Ewigleben's incentive opportunities were pursuant to his employment agreement entered into during September 2009 and Mr. Cryan was not eligible to participate during his service as Interim President and Chief Executive Officer. As of the date of the Proxy Statement, the Compensation Committee has not yet approved the continuation of the MIP for 2013.

The purpose of the MIP is to provide senior management with an annual incentive opportunity designed to: (i) create focus on specific planned performance goals, (ii) deliver a portion of a competitive pay package in a form that is not fixed but varies in relation to the performance of the Company and (iii) serve as a vehicle for recruitment and retention. The 2012 MIP was comprised of the following features:

  •
  The target annual incentive payout was 30% of base salary and maximum annual incentive payout was 45% of base salary; individual awards could range from zero to 150% of target.

  •
  Each Plan Participant's award was earned based on performance relative to individual/unit goals as determined by the Chief Executive Officer subject to Compensation Committee approval.

  •
  Awards were payable in cash or stock at the discretion of the Company.

For 2012, as in 2011, the maximum aggregate annual award amount payable under the MIP could not exceed 30% of the sum of the Plan Participants' base salary. Individual awards may be more or less than 30% of a Plan Participant's base salary; however, given the Company's recent operating results, the maximum aggregate annual award amount payable under the MIP for the 2012 plan year, as was the case in the 2011 plan year, cannot exceed the aggregate 30% limit. The specific performance levels and payout level percentages for 2012 are the same as existed in 2011, as follows:

Performance Level(1)	Payout Level Percentage(2)
Below Threshold	0% of Target
Threshold	33% of Target
Target	100% of Target
Maximum	150% of Target

(1)
Each Plan Participant's payout is determined by his actual performance relative to pre-established functional area/individual performance goals as established by the Chief Executive Officer and approved by the Compensation Committee.

(2)
The payout level percentages will vary depending on actual performance and their payout curves rise continuously from threshold to target and from target to maximum. Therefore, to determine awards between threshold and target and target and maximum, linear interpolation would be utilized. For example, if an individual's actual performance was determined to be in the middle of target and maximum, the payout level percentage would be 125% of the target amount.

Any payment made under the MIP to a Plan Participant is subject to provision for recovery or "clawback" by URI if the payment is subsequently determined to have been based on materially inaccurate financial statements (which includes, but is not limited to, statements of earnings, revenues, or gains) or any other materially inaccurate performance metric criteria.

To further strengthen the linkage between the plan, risk management and stockholder value creation, notwithstanding satisfaction of the specific performance conditions, the MIP contains a "stockholder protection feature" and a "minimum gateway requirement" in which payouts will occur only if the Company's operating cash on hand is at least $6.0 million as of the date in which payments under the MIP would be due and if the Company is not in violation of any debt covenants also determined as of the same date.

In March 2013, the Compensation Committee and Board of Directors determined that no awards under the MIP would be made for 2012 performance.

Long-Term Incentive Plan

Effective in 2011, the Compensation Committee approved the Uranium Resources, Inc. Long-Term Incentive Plan ("LTIP") to provide the senior management of the Company (exclusive of the Company's President and Chief Executive Officer whose incentive award criteria is specified pursuant to his employment agreement) with a long-term incentive opportunity designed to: (i) create focus on specific long-term goals aligned with stockholder interests, (ii) deliver a portion of a competitive pay package in a form that is not fixed but varies in relation to the long-term performance of the Company and (iii) serve as a vehicle for recruitment and retention. As of the date of this Proxy Statement, the Compensation Committee has not yet approved the continuation of the LTIP for 2013.

The LTIP was comprised of the following features in 2012:

  •
  The target incentive payout was 30% of base salary and the maximum incentive payout was 45% of base salary and was denominated in restricted stock by dividing the target incentive by a grant date share value.

  •
  One half of the shares may be earned based on remaining with the Company for three years following the grant date (time-based restricted share awards).

  •
  The other 50% (performance-based restricted share awards) may be earned based on the Company's Cumulative Total Return ("CTR") performance over a one-year period starting as of the grant date.

  •
  Once earned, the performance-based restricted share awards are subject to additional vesting requirements over a three-year period in which the shares vest one-third each year over the first, second and third anniversaries of the date of grant, provided the Plan Participant is still employed as of each such anniversary date.

  •
  The number of performance-based restricted share awards earned may rise to 200% of the target number of shares or shrink to zero shares based on performance.

For each Plan Participant, their earned performance based restricted shares is based on achievement relative to pre-established Performance Measures. For 2012, as in 2011, the following performance criteria were applied to determine the actual number of restricted shares that have been awarded to a grantee that will be earned and eligible for vesting on a vesting date.

Performance Level	URI Cumulative Total Return ("CTR") as a Percentage Compared to the CTR of the Company's Form 10-K Peer Group	Percentage of Performance Based Restricted Stock Award Shares Earned
Below Threshold	N/A—No Award Earned	0% of Target
Threshold	110%	50% of Target
Target	120%	100% of Target
Distinguished	200%	200% of Target

The payout level percentage varies depending on actual performance and the payout curve rises continuously from threshold to target and from target to maximum. Therefore, to determine awards between threshold and target and target and maximum, linear interpolation would be utilized. For example, if the Company's CTR actual performance were at 160% percent, the payout level percentage would be 150%.

The LTIP contains the same stockholder protection feature, minimum gateway requirement and clawback provisions as the MIP as described above. The Compensation Committee believes that these features, coupled with the stock ownership requirements described below, provide for substantial protection against excessive or unnecessary risk taking by any Plan Participant.

The LTIP puts a greater focus on performance and serves to create a balance between long-term and short-term performance imperatives. The Compensation Committee expects the incentive program to evolve over time as the Company transitions from its current primary focus on developmental and restoration activities to an operational focus driving towards profit and return enhancement.

As of the date of this Proxy Statement, the Compensation Committee has not approved restricted stock grants under the LTIP for 2012 performance.

Target Total Direct Compensation Positioning for 2013

As described above, the pay packages for the senior executive team for 2013 consists of base salary and, subject to Compensation Committee approval, a performance-based annual incentive plan and a time-based and performance-based long-term incentive plan. Base salaries have been positioned to reflect job content and competitive pay practices.

Stock Ownership Requirements

The Compensation Committee further believes that stock ownership by management and stock-based performance compensation arrangements are beneficial in aligning management and stockholders' interests and serves as an executive retention tool through vesting and post-vesting holding period requirements. The Compensation Committee has established the following additional guidelines that limit senior management's ability to sell vested restricted shares of common stock for current tax liabilities:

  •
  Stock ownership for the Chief Executive Officer valued at 3x base salary.

  •
  Stock ownership for other executive officers equal to the lesser of (a) shares valued at 2x base salary or (b) the number of shares determined by dividing 2x base salary by $3.00.

  •
  All officers will have 5 years to accumulate the required ownership, measured from the later of the date the officer joined the Company or April 1, 2011.

  •
  Retention ratio in which 60% of "net shares" cannot be sold until the ownership requirements are met.

  •
  One-year holding period requirement of "net shares" after requirements are met.

  •
  Re-evaluated every 3 years.

  •
  Penalties for non-compliance could include reduction or elimination of annual equity compensation, increased stock retention requirements, mandatory investment of a percentage of bonuses into URI common stock, or replacement of cash compensation with equity awards.

 2012 SUMMARY COMPENSATION TABLE

The following table shows compensation information for the years ended December 31, 2012, 2011 and 2010 for our (i) Interim President and Chief Executive Officer Terence J. Cryan, who served in such position from September 28, 2012 to March 31, 2013; (ii) former President and Chief Executive Officer Donald C. Ewigleben, who resigned from the Company effective September 28, 2012; (iii) Vice President, Chief Financial Officer, Secretary and Treasurer; and (iv) three other most highly compensated executive officers who were serving as such as of December 31, 2012, whom we refer to collectively in this Proxy Statement as our "named executive officers."

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)(1)	Option Awards ($)(1)	Non-Equity Incentive Plan Compensation(2) ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All Other Compensation(3) ($)	Total ($)
Terence J. Cryan(4)	2012	91,500	—	59,500	82,000	—	—	81,621	314,621
Interim President and
Chief Executive Officer
Donald C. Ewigleben(5)	2012	328,922	—	91,519	—	—	—	9,876	430,317
Former President and	2011	350,671	—	—	—	174,993	—	11,672	537,336
Chief Executive Officer	2010	350,671	210,000	140,000	—	—	—	4,508	705,179
Thomas H. Ehrlich	2012	190,359	—	12,968	—	—	—	12,355	215,682
Vice President, Chief	2011	190,359	—	—	—	37,050	331,335	9,278	568,022
Financial Officer, Secretary and Treasurer	2010	161,201	28,000	28,675	62,750	—	—	8,565	289,191
Richard A. Van Horn(6)	2012	211,021	—	15,015	—	—	—	4,808	230,844
Former Senior Vice	2011	211,981	—	—	—	49,500	418,600	2,680	682,761
President—Operations and Development	2010	178,803	31,000	31,693	62,750	—	—	2,371	306,617
Mark S. Pelizza	2012	211,030	—	15,015	—	—	—	20,970	247,015
Senior Vice President—	2011	210,671	—	—	—	62,700	—	18,626	291,997
Health, Safety, Environment and Public Affairs	2010	178,444	31,000	31,693	62,750	—	—	22,870	326,757
Mathew F. Lueras	2012	126,234	—	8,600	—	—	—	9,933	144,767
Vice President—	2011	125,464	—	—	—	30,240	—	8,903	164,607
Corporate Development	2010	90,084	15,000	—	64,200	—	—	5,070	174,354

(1)
See the Company's Form 10-K for the period ended December 31, 2012, Footnote 8—Shareholders' Equity of the Notes to Consolidated Financial Statements for discussion of stock option grants issued or issuable for deferred compensation and Footnote 9—Stock Based Compensation Plans of the Notes to Consolidated Financial Statements for discussion of valuation assumptions for stock option grants. The stock awards and option awards present the aggregate grant date fair value calculated in accordance with FASB ASC Topic 718. These awards are not subject to performance conditions.

(2)
Non-equity incentive plan compensation includes, for named executive officers other than Messrs. Cryan and Ewigleben, performance awards made for 2011 under the Company's MIP, and for Mr. Ewigleben, performance awards made for 2011 under the terms of his employment agreement. All such awards were earned for 2011 performance, but were paid in March 2012. In March 2013, the Compensation Committee and Board of Directors determined that no awards under the MIP would be made for 2012 performance.

(3)
Includes amounts paid for out-of-pocket medical and dental expenses under the Company's Supplemental Health Care Plan described above, contributions made by the Company under the Company's 401(k) Profit Sharing Plan described above, life insurance premiums paid by the Company on behalf of the named officer, the value realized from the exercise of stock options and directors' fees. For Mr. Cryan, includes $81,621 in cash for his service as of director of the Company and a member of the Compensation Committee during 2012.

(4)
Mr. Cryan served as Interim President and Chief Executive Officer from September 28, 2012 to March 31, 2013 and received as compensation for his services: $7,500 per week, totaling $91,500 in 2012; 5,000 shares of restricted stock (with a grant date fair value of $26,000), 50% of which vested immediately and the other 50% of which vested upon the hiring of a permanent President and Chief Executive Officer; and an option to purchase 20,000 shares of the Company's common stock (with a grant date fair value of $82,000), with 25% of the option shares vesting every six months following the date of grant. Mr. Cryan was also granted 5,000 shares of restricted stock, with a grant date fair value of $33,500, on June 4, 2012 in connection with his re-election as a director of the Company. Mr. Cryan was not a named executive officer in 2010 or 2011, and as a result only his 2012 compensation information is included.

(5)
Mr. Ewigleben's employment with the Company terminated effective September 28, 2012.

(6)
Mr. Van Horn's employment with the Company terminated effective January 23, 2013.

2012 GRANTS OF PLAN-BASED AWARDS

The table below summarizes grants of restricted stock and options and the estimated cash awards payable under the Company's MIP for 2012, and in the case of Mr. Ewigleben, under the terms of his employment agreement, as well as equity compensation granted during 2012 under the Company's LTIP. Information regarding the terms of these awards can be found above under the headings "Annual Incentive Awards," and "Long-Term Incentive Plan" and below under the heading "Employment Agreements."

		Estimated Possible Payouts Under Non-Equity Incentive Plan Awards(1)(2)			All Other Stock Awards: Number of Shares of Stock or Units (#)	All Other Option Awards: Number of Securities Underlying Options (#)		Grant Date Fair Value of Stock and Option Awards ($)
							Exercise or Base Price of Option Awards ($/Sh)
Name	Grant Date	Threshold ($)	Target ($)	Maximum ($)
Terence J. Cryan	06/04/12	—	—	—	5,000	—	—	33,500
	09/28/12	—	—	—	5,000	—	—	26,000
	09/28/12	—	—	—	—	20,000	5.10	82,000
Donald C. Ewigleben	03/30/12	—	—	—	10,057	—	—	91,519
Thomas H. Ehrlich	—	62,700	190,000	285,000	—	—	—	—
	03/30/12	—	—	—	1,425	—	—	12,968
Richard A. Van Horn	03/30/12	—	—	—	1,650	—	—	15,015
Mark S. Pelizza	—	69,300	210,000	315,000	—	—	—	—
	03/30/12	—	—	—	1,650	—	—	15,015
Mathew F. Lueras	—	41,580	126,000	189,000	—	—	—	—
	03/30/12	—	—	—	945	—	—	8,600

(1)
Non-equity incentive compensation represents, for named executive officers other than Messrs. Cryan and Ewigleben, potential earnings under the Company's MIP for 2012. The threshold, target and maximum individual awards under the MIP represent 33%, 100% and 150%, respectively, of the named executive officer's salary; however, the maximum aggregate annual award amount payable under the MIP could not exceed 30% of the sum of the Plan Participants' base salary.

(2)
In March 2013, the Compensation Committee and Board of Directors determined that no awards under the MIP would be made for 2012 performance.

EMPLOYMENT AGREEMENTS

We had an employment agreement with Mr. Ewigleben which in 2012 called for compensation in the form of base salary plus an annual performance bonus of up to 150% of base salary, consisting of a cash component targeted at 100% of base salary and a restricted stock component of up to 50% base salary. The amount, if any of the annual performance bonus was determined by the Company's Compensation Committee based on annual performance objectives established for Mr. Ewigleben. The employment agreement also provided for severance payments to Mr. Ewigleben upon termination of his employment under certain circumstances. Severance payments for Mr. Ewigleben's termination ranged from one year's base salary plus 100% bonus to two years base salary plus two year's 100% bonus. The agreement also contained certain change of control provisions which provided for two year's base salary plus two year's 100% bonus, continuation of health benefits, acceleration of unvested stock options and restricted common stock awards and the extension of exercise periods for stock options by 90 days.

Mr. Ewigleben's employment with the Company terminated on September 28, 2012 without triggering any of such rights and benefits under the agreement.

Other than the employment agreement with Christopher M. Jones entered into upon his appointment as President and Chief Executive Officer in March 2013 and the Compensation Agreements discussed below under "Potential Payments Upon Termination or Change in Control," we do not have any employment contracts with our employees.

2012 OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

The following table shows outstanding stock option awards classified as exercisable and unexercisable as of December 31, 2012 for the named executive officers. The table also shows unvested and unearned stock awards assuming a market value of $3.20 a share, the closing market price of the Company's stock on December 31, 2012.

	Option Awards						Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable		Number of Securities Underlying Unexercised Options (#) Unexercisable		Option Exercise Price ($)	Option Expiration Date	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)		Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
Terence J. Cryan	5,000		—		29.70	10/03/16	2,500	(1)	8,000
	10,000		—		92.50	04/10/17	—		—
	5,000		—		113.20	07/12/17	—		—
	5,000		—		41.00	06/04/18	—		—
	3,750	(2)	1,250		14.90	06/03/19	—		—
	416	(3)	1,250		17.30	06/07/21	—		—
	—		20,000	(4)	5.10	09/28/22	—		—
Donald C. Ewigleben	—		—		—	—	—		—
Thomas H. Ehrlich	37,500		—		11.60	06/02/14	—		—
	2,500		—		32.90	12/22/20	—		—
Richard A. Van Horn	37,500		—		11.60	06/02/14	—		—
	2,500		—		32.90	12/22/20	—		—
Mark S. Pelizza	37,500		—		11.60	06/02/14	—		—
	2,500		—		32.90	12/22/20	—		—
Mathew F. Lueras	1,333	(5)	667		7.30	04/01/20	—		—
	2,000		—		32.90	12/22/20	—		—

(1)
The reported award represents restricted stock that vested upon the hiring by the Company of a new permanent President and Chief Executive Officer in March 2013.

(2)
The reported award represents an option that vests 25% on each anniversary of June 3, 2009, the date of grant.

(3)
The reported award represents an option that vests 25% on each anniversary of June 7, 2011, the date of grant.

(4)
The reported award represents an option that vests 25% every six months following September 28, 2012, the date of grant.

(5)
The reported award represents an option that vests one-third on each anniversary of April 1, 2010, the date of grant.

2012 OPTION EXERCISES AND STOCK VESTED

The following table sets forth certain information regarding options and restricted stock awards exercised and vested, respectively, during 2012 for the named executive officers.

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)
Terence J. Cryan	—	—	2,083	13,876
Donald C. Ewigleben	—	—	10,057	91,519
Thomas H. Ehrlich	—	—	—	—
Richard A. Van Horn	—	—	—	—
Mark S. Pelizza	—	—	—	—
Mathew F. Lueras	—	—	—	—

POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL

In September 2009, the Company entered into an employment agreement with Mr. Ewigleben, which was amended in January 2012. The employment agreement provided that, in the event Mr. Ewigleben was terminated following a change in control, or Mr. Ewigleben terminated the agreement because of (i) any material breach of the agreement by the Company, (ii) a requirement by the Company that he relocate outside the Denver metropolitan area, (iii) the failure of a successor company to assume the agreement, (iv) any material reduction in his title, responsibilities or duties or change in reporting responsibilities to other than the Company's Board of Directors or (v) his assignment of any duties materially inconsistent with his duties as President and Chief Executive Officer of the Company, he would have certain rights and benefits under the agreement. Mr. Ewigleben's employment with the Company terminated on September 28, 2012 without triggering any of such rights and benefits under the agreement.

In June 1997, the Company entered into compensation agreements (the "Compensation Agreements") with each of Messrs. Ehrlich, Van Horn and Pelizza that provide that, in the event of a change in control, such officers will have certain rights and benefits for a period of twenty-four months following such change in control. For purposes of the Compensation Agreements, a "change in control" means (a) the consummation of any transaction pursuant to which any "person" (as such term is used in Sections 3(a)(9) and 13(d)(3) of the Exchange Act) is or becomes the beneficial owner, directly or indirectly, of securities of the Company representing 51% or more of the combined voting power of the then outstanding securities of the Company; or (b) a change in the composition of a majority of the Board of Directors within twelve months after any person is or becomes the beneficial owner, directly or indirectly, of securities of the Company representing 25% or more of the combined voting power of the then outstanding securities of the Company.

Rights under the Compensation Agreements will be triggered in the event that, following a change in control, the applicable executive's employment is terminated by (a) the Company without cause; or (b) the executive if (i) the executive is assigned substantial duties or responsibilities that are materially inconsistent with the executive's position, duties, responsibilities or status during the twelve-month period immediately prior to the Change in Control; (ii) the executive's base compensation is reduced or the executive experiences in any year a reduction in the ratio of the executive's incentive compensation payment to the executive's base compensation in such year which is greater than the average reduction in the ratio of incentive compensation payments to base compensation in such year experienced by all of the Company's other salaried officers; or (iii) the executive is transferred to a location (other than Albuquerque, New Mexico) which is an unreasonable distance from the executive's current principal work location.

The Compensation Agreements provide that the base salary payments shall be made on a monthly basis for the duration of the term and incentive payments shall be paid annually until the obligation to make such payments expires. Assuming a change in control occurred on December 31, 2012, the estimated compensation that would be paid in the aggregate under the Compensation Agreements to each of Messrs. Ehrlich and Pelizza is $380,000 and $420,000, respectively, which would be paid out in monthly installments over the term of the agreement. Mr. Van Horn's employment with the Company terminated on January 23, 2013 without triggering any of the rights or benefits provided under his Compensation Agreement.

COMPENSATION COMMITTEE REPORT

The Compensation Committee has reviewed and discussed the foregoing Compensation Discussion and Analysis with management. Based on this review and discussion, the Compensation Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this Proxy Statement and incorporated by reference into the Company's Annual Report on Form 10-K for the year ended December 31, 2012.

This Report has been submitted by the following members of the Compensation Committee of the Board of Directors:

Terence J. Cryan, Chairman Marvin K. Kaiser John H. Pfahl

2012 DIRECTOR COMPENSATION

The Company has a Amended and Restated 2004 Directors' Stock Option and Restricted Stock Plan (the "2004 Directors' Plan") pursuant to which each non-employee director elected or appointed to the Board of Directors for the first time will be granted an option to purchase 5,000 shares of the Company's common stock and either restricted shares or an option to purchase 5,000 shares either (a) upon his or her re-election at an annual meeting of the Company's stockholders, or (b) on June 1 of any calendar year in which an annual meeting of stockholders is not held.

Compensation for 2012 for the non-employee directors was earned at the rate of $12,500 per quarter. Non-employee directors also earned $1,250 per quarter for each Committee served upon, with the Chairmen of each of the Audit and Compensation Committees earning an additional $2,500 per quarter and the Chairmen of each of the Nominating and Corporate Governance, Strategic Planning and Health, Safety and Environmental Committees earning an additional $1,250 per quarter, provided in each case that the Chairman is a non-employee director.

Directors who are our employees or our subsidiaries' employees receive no additional cash or equity compensation for service on the Board of Directors. All of our directors are reimbursed for reasonable out-of-pocket expenses related to attendance at Board and Committee meetings. The following table summarizes all compensation earned by the Company's directors (excluding Messrs. Cryan and

Ewigleben, each of whose compensation is set forth in the 2012 Summary Compensation Table) in the year ended December 31, 2012.

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)	All Other Compensation ($)(3)	Total ($)
Marvin K. Kaiser	77,871	33,500	—	111,371
John H. Pfahl	40,192	33,500	—	73,692
Paul K. Willmott	100,761	33,500	9,566	143,827

(1)
See the Company's Form 10-K for the period ended December 31, 2012, Footnote 8—Shareholders' Equity of the Notes to Consolidated Financial Statements for discussion of stock options issued or issuable for deferred compensation and Footnote 9—Stock Based Compensation Plans of the Notes to Consolidated Financial Statements for discussion of valuation assumptions for stock option grants.

(2)
Represents the grant date fair value of equity awards granted during 2012 in accordance with FASB ASC Topic 718.

(3)
Includes amounts paid for out-of-pocket medical and dental expenses under the Company's Supplemental Health Care Plan described above, contributions made by the Company under the Company's 401(k) Profit Sharing Plan described above, life insurance premiums paid by the Company on behalf of the named person and the value realized from the exercise of stock options.

SECURITIES AUTHORIZED FOR ISSUANCE
UNDER EQUITY COMPENSATION PLANS

The following table provides information as of December 31, 2012 with respect to the shares of URI common stock that may be issued under our equity compensation plans.

Plan Category	Number of shares issuable under outstanding options, warrants and rights (a)	Weighted average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column(a)) (c)
Equity compensation plans approved by security holders(1)	347,269	$22.19	216,434
Equity compensation plans not approved by security holders	—	—	—
Total	347,269	$22.19	216,434

(1)
Includes the Amended and Restated 1995 Stock Incentive Plan, the 2004 Stock Incentive Plan, the Amended and Restated 2004 Directors' Stock Option and Restricted Stock Plan, and the 2007 Restricted Stock Plan.

ADVISORY APPROVAL OF COMPENSATION OF
THE NAMED EXECUTIVE OFFICERS (PROPOSAL NO. 2)

In accordance with Section 14A of the Securities Exchange Act of 1934, as amended, we are asking stockholders to approve the following advisory resolution at the 2013 Annual Meeting of Stockholders:

  "RESOLVED, that the compensation paid to the Company's named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, compensation tables and narrative discussion, is hereby approved."

We are asking stockholders to approve an advisory resolution on compensation of our named executive officers as described in the Compensation Discussion and Analysis, the compensation tables and related narrative discussion included in this Proxy Statement. This proposal, commonly known as a "Say on Pay" proposal, gives stockholders the opportunity to approve, reject or abstain from voting with respect to our executive compensation programs and policies and the compensation paid to the named executive officers. This vote is not intended to address any specific item of compensation, but rather the overall compensation of our named executive officers as described in this Proxy Statement.

As described in detail under the heading "Compensation Discussion and Analysis" and in the compensation tables and narrative disclosures that accompany the compensation tables, the Company's compensation program for the named executive officers is designed to reward exceptional organizational and individual performance. The primary objectives of our compensation program are to (i) enhance the Company's ability to attract and retain knowledgeable and experienced senior executives, (ii) drive and reward performance which supports the Company's core values, (iii) provide a percentage of total compensation that is "at-risk", or variable, based on predetermined performance criteria, (iv) require significant stock holdings to align the interests of named executive officers with those of stockholders, and (v) set compensation and incentive levels that reflect competitive market practices.

Although the vote on this proposal is advisory only, the Board of Directors and the Compensation Committee will review and consider the voting results when evaluating our executive compensation program.

The Board of Directors unanimously recommends a vote "FOR"
approval of the compensation of the Company's named executive officers.

APPROVAL OF THE URANIUM RESOURCES, INC.
2013 OMNIBUS INCENTIVE PLAN (PROPOSAL NO. 3)

The Board of Directors unanimously recommends and asks that the stockholders approve the Uranium Resources, Inc. 2013 Omnibus Incentive Plan (the "2013 OIP"). The Board of Directors adopted the 2013 OIP on April 30, 2013, subject to stockholder approval. We are proposing the approval of the 2013 OIP to ensure that we have a sufficient number of shares of common stock available for equity-based awards that we expect to make to eligible individuals over the next several years. The Company currently has three stock incentive plans for officers and certain other employees: the Amended and Restated 1995 Stock Incentive Plan (the "1995 Plan"), the 2004 Stock Incentive Plan (the "2004 Plan") and the 2007 Restricted Stock Plan (the "2007 Plan"). In addition, the Company has a stock incentive plan for directors: the 2004 Amended and Restated Directors' Stock Option and Restricted Stock Plan (the "2004 Directors' Plan" and together with the 1995 Plan, 2004 Plan and 2007 Plan, the "Existing Plans"). Currently, the Company has only 65,806 shares available under the 2004 Plan, 2,689 shares available under the 2007 Plan and 90,628 shares available under the 2004 Directors' Plan. No new options may be granted under the 1995 Plan. We believe that the ability to make equity-based awards is an essential part of our compensation program and we would be at a significant disadvantage with respect to our competitors if we were unable to offer equity-based awards to our employees, officers, directors, consultants and advisers.

DESCRIPTION OF THE URANIUM RESOURCES, INC. 2013 OMNIBUS INCENTIVE PLAN

The following is a general description of the material features of the 2013 OIP and its operation. A copy of the 2013 OIP is attached as Appendix A to this Proxy Statement. The description below is qualified in its entirety by the detailed provisions of the 2013 OIP, which are set forth in Appendix A. Because participation in and the types of award to be granted under the 2013 OIP are subject to the discretion of our Compensation Committee, the benefits or amounts that will be received by any participant or group of participants if this proposal is approved are not currently determinable.

Purposes and Eligibility

The purposes of the 2013 OIP are to provide our employees, officers, directors, consultants and advisers with an incentive to contribute to our success and to provide a means of rewarding and retaining key personnel. The 2013 OIP will provide for the grant of awards of stock options, stock appreciation rights, restricted stock, stock units, unrestricted stock, dividend equivalent rights, performance shares and other performance-based awards, other equity-based awards, and cash bonus awards.

All of our officers, directors and employees, and the officers, directors and employees of our subsidiaries and affiliates, are eligible to receive awards under the 2013 OIP. In addition, consultants, advisers and certain other individuals whose participation in the 2013 OIP is determined to be in the best interests of the Company by the Compensation Committee may participate. Incentive share options, however, are only available to our employees.

We will reserve a total of one million shares of common stock for issuance pursuant to the 2013 OIP, subject to certain adjustments set forth in the 2013 OIP. As of April 29, 2013, we estimate that approximately 67 individuals would have been eligible to receive awards under the 2013 OIP if it had been in effect on such date. As of April 29, 2013, the closing price of a share of our common stock was $2.05 per share.

Administration of the 2013 OIP

The 2013 OIP will be administered by our Compensation Committee, and our Compensation Committee will determine all terms of awards under the 2013 OIP. Each member of our Compensation Committee that will administer the 2013 OIP will be both a "non-employee director" within the meaning of Rule 16b-3 of the Exchange Act, and an "outside director" within the meaning of Section 162(m) of the Internal Revenue Code. Our Compensation Committee will also determine who will receive awards under the 2013 OIP, the type of award and its terms and conditions and the number of shares of common stock subject to the award, if the award is equity-based. Our Compensation Committee will also interpret the provisions of the 2013 OIP. During any period of time in which we do not have a Compensation Committee, our equity incentive plan will be administered by the Board of Directors or another committee appointed by the Board of Directors. References below to our Compensation Committee include a reference to the Board of Directors or another committee appointed by the Board of Directors for those periods in which the Board of Directors or such other committee appointed by the Board of Directors is acting.

Stock Authorization

The maximum number of shares of common stock available for awards under the 2013 OIP is equal to the sum of (x) one million shares, plus (y) the number of shares available for awards under the Existing Plans as of the date of stockholder approval of the 2013 OIP, plus (z) the number of shares related to awards outstanding under the Existing Plans as of the date of stockholder approval of the 2013 OIP which thereafter terminate by expiration, forfeiture, cancellation or otherwise without the issuance of such shares. In connection with stock splits, distributions, recapitalizations and certain other events, the Board of Directors will make proportionate adjustments that it deems appropriate in the aggregate number of shares of common stock that may be issued under the 2013 OIP and the terms of outstanding awards. If any awards terminate, expire or are canceled, forfeited, exchanged or surrendered without having been exercised or paid or if any awards are forfeited or expire or otherwise terminate without the delivery of any shares of common stock, the shares of common stock subject to such awards will again be available for purposes of the 2013 OIP. However, the number of shares of common stock available for issuance under the 2013 OIP will not be increased by the number of shares of common stock (i) tendered or withheld or subject to an award surrendered in connection with the purchase of shares of common stock upon exercise of an option, (ii) deducted or delivered from payment of an award in connection with our tax withholding obligations, or (iii) purchased by us with the proceeds from option exercises.

The maximum number of shares of common stock subject to options or stock appreciation rights that can be issued under the 2013 OIP to any person is 200,000 shares in any single calendar year. The maximum number of shares that can be issued under the 2013 OIP to any person other than pursuant to an option or stock appreciation right is 200,000 shares in any single calendar year. The maximum amount that may be paid as a cash-settled performance-based award for a performance period of twelve months or less to any person eligible for an award is $400,000 and the maximum amount that may be paid as a cash-settled performance-based award for a performance period of greater than twelve months to any person eligible for an award is also $400,000.

Share Usage

Each share subject to an award, including through dividend reinvestment rights, is counted against the share issuance limit on a one-for-one basis. The number of shares subject to a stock appreciation right is also counted against the share issuance limit on a one-for-one basis, regardless of the number of shares actually issued to settle the stock appreciation right. An award that, by its terms, cannot be settled in shares of stock will not count against the share issuance limit.

No Repricing

Except in connection with certain corporate transactions, no amendment or modification may be made to an outstanding stock option or stock appreciation right, including by replacement with or substitution of another award type, that would reduce the exercise price of the stock option or stock appreciation right or would replace any stock option or stock appreciation right with an exercise price above the current market price with cash or another security, in each case without the approval of our stockholders (although appropriate adjustments may be made to outstanding stock options and stock appreciation rights to achieve compliance with applicable law, including the Internal Revenue Code).

Options

The 2013 OIP authorizes our Compensation Committee to grant incentive stock options (under Section 422 of the Internal Revenue Code) and options that do not qualify as incentive stock options. The exercise price of each option will be determined by our Compensation Committee, provided that the price cannot be less than 100% of the fair market value of a share of common stock on the date on which the option is granted. If we were to grant incentive stock options to any stockholder owning more than 10% of our common stock (a "10% stockholder"), the exercise price may not be less than 110% of the fair market value of a share of our common stock on the date of grant.

The term of an option cannot exceed 10 years from the date of grant. If we were to grant incentive stock options to any 10% stockholder, the term cannot exceed five years from the date of grant. Our Compensation Committee determines at what time or times each option may be exercised and the period of time, if any, after retirement, death, disability or termination of employment during which options may be exercised. Options may be made exercisable in installments. The exercisability of options may be accelerated by our Compensation Committee.

The exercise price for any option or the purchase price for shares of restricted stock is generally payable (i) in cash or cash equivalents, (ii) to the extent the award agreement provides, by the surrender of shares of common stock (or attestation of ownership of such shares) with an aggregate fair market value on the date on which the option is exercised or the date shares are tendered to satisfy the purchase price, of the exercise or purchase price, (iii) with respect to an option only, to the extent the award agreement provides, by payment through a broker in accordance with procedures established by us, or (iv) to the extent the award agreement provides and/or unless otherwise specified in an award agreement, any other form permissible by applicable laws, including net exercise and service to us.

Stock Awards

The 2013 OIP also provides for the grant of stock awards, which includes restricted stock, unrestricted stock and stock units. An award of shares of common stock may be subject to restrictions on transferability and other restrictions as our Compensation Committee determines in its sole discretion on the date of grant. The restrictions, if any, may lapse over a specified period of time or through the satisfaction of conditions, in installments or otherwise, as our Compensation Committee may determine. A participant who receives restricted stock will have all of the rights of a stockholder as to those shares, including, without limitation, the right to vote and the right to receive dividends or distributions on the shares of stock, except that the Board of Directors may require any dividends to be reinvested in shares of stock. A participant who receives stock units will have no such rights. During the period, if any, when stock awards are non-transferable or forfeitable, a participant is prohibited from selling, transferring, assigning, pledging, exchanging, hypothecating or otherwise encumbering or disposing of his or her shares of award stock.

Stock Appreciation Rights

The 2013 OIP authorizes our Compensation Committee to grant stock appreciation rights that provide the recipient with the right to receive, upon exercise of the stock appreciation right, cash, shares of common stock or a combination of the two. The amount that the recipient will receive upon exercise of the stock appreciation right generally will equal the excess of the fair market value of shares of our common stock on the date of exercise over the fair market value of shares of our common stock on the date of grant. Stock appreciation rights will become exercisable in accordance with terms determined by our Compensation Committee. Stock appreciation rights may be granted in tandem with an option grant or independently from an option grant. The term of a stock appreciation right cannot exceed 10 years from the date of grant.

Performance Based-Awards

The 2013 OIP also authorizes our Compensation Committee to grant performance-based awards. Performance-based awards are awards of options, stock appreciation rights, restricted stock, stock units, other equity-based awards or cash that are made subject to the achievement of performance goals over a performance period specified by our Compensation Committee. Our Compensation Committee will determine the applicable performance period, the performance goals and such other conditions that apply to the performance-based award. Performance goals may relate to our financial performance, the participant's performance or such other criteria as determined by our Compensation Committee.

Dividend Equivalents

Our Compensation Committee may grant dividend equivalents in connection with the grant of any equity-based award. Dividend equivalents may be paid currently or accrued as contingent cash obligations and may be payable in cash, shares of common stock or a combination of the two. Our Compensation Committee will determine the terms of any dividend equivalents. No dividend equivalent rights can be granted in tandem with an option or stock appreciation right.

Other Equity-Based Awards

Our Compensation Committee may grant other types of stock-based awards under the 2013 OIP. Other equity-based awards are payable in cash, shares of common stock or other equity, or a combination thereof, and may be restricted or unrestricted, as determined by our Compensation Committee. Any dividends paid on equity-based awards which vest or are earned based upon the achievement of performance goals shall not vest unless such performance goals are achieved. The terms and conditions that apply to other equity-based awards are determined by our Compensation Committee.

Recoupment

Award agreements for awards granted pursuant to the 2013 OIP provide for mandatory repayment by the recipient to us of any gain realized by the recipient to the extent the recipient is in violation of or in conflict with certain agreements with us (including but not limited to an employment or non-competition agreement) or upon termination for "cause" as defined in the 2013 OIP, applicable award agreement, or any other agreement between us and the grantee. Awards are also subject to mandatory repayment to the extent the grantee is or becomes subject to any clawback or recoupment right we may have or to the extent any law, rule or regulation imposes mandatory recoupment.

Change in Control

If the Company experiences a change in control in which outstanding awards that are not exercised prior to the change in control will not be assumed or continued by the surviving entity: (i) except for performance-based awards, all shares of restricted stock and restricted stock units will vest and the underlying shares of common stock and all dividend equivalent rights will be delivered immediately before the change in control; and (ii) at the Board of Directors' discretion, either or both of the following actions will be taken: (a) all options and stock appreciation rights will become exercisable 15 days before the change in control and terminate upon the completion of the change in control, or (b) all options, stock appreciation rights, restricted stock and stock units will be cashed out before the change in control for an amount equal to, in the case of restricted stock or stock units, the formula or fixed price per share paid to stockholders pursuant to the change in control, in the case of options or stock appreciation rights, such formula or fixed price reduced by the option price or stock appreciation right price applicable to the award. In the case of performance-based awards denominated in shares of common stock, if more than half of the performance period has lapsed, the awards will be converted into shares of restricted stock or stock units based on actual performance to date. If less than half of the performance period has lapsed, or if actual performance is not determinable, the awards will be converted into shares of restricted stock or stock units assuming target performance has been achieved.

In summary, a change in control under the 2013 OIP occurs if:

  •
  a person, entity or affiliated group (with certain exceptions, including for certain existing stockholders) acquires, in a transaction or series of transactions, 50% or more of the total combined voting power of our outstanding securities;

  •
  individuals who constitute the Board of Directors cease for any reason to constitute a majority of the Board of Directors, treating any individual whose election or nomination was approved by a majority of the incumbent directors as an incumbent director for this purpose;

  •
  the Company consolidates or merges with or into any other entity, or any other entity consolidates or merges with us, other than any such transaction in which the 100% of the total combined voting power of our outstanding securities remains with the holders of securities who held such voting power immediately prior to such transaction; or

  •
  the Company sells or disposes of all or substantially all of its assets.

Adjustments for Stock Dividends and Similar Events

The Compensation Committee will make appropriate adjustments in outstanding awards and the number of shares of common stock available for issuance under the 2013 OIP, including the individual limitations on awards, to reflect stock splits and other similar events.

Section 162(m) of the Internal Revenue Code

Section 162(m) of the Internal Revenue Code limits publicly-held companies to an annual deduction for U.S. federal income tax purposes of $1.0 million for compensation paid to each of their chief executive officer and their three highest compensated executive officers (other than the chief financial officer) determined at the end of each year, referred to as covered employees. However, performance-based compensation is excluded from this limitation. The 2013 OIP is designed to permit our Compensation Committee to grant awards that qualify as performance-based for purposes of satisfying the conditions of Section 162(m), but it is not required under the 2013 OIP that awards qualify for this exception.

To qualify as performance-based:

(i)
the compensation must be paid solely on account of the attainment of one or more pre-established, objective performance goals;

(ii)
the performance goal under which compensation is paid must be established by a compensation committee comprised solely of two or more directors who qualify as outside directors for purposes of the exception;

(iii)
the material terms under which the compensation is to be paid must be disclosed to and subsequently approved by stockholders before payment is made in a separate vote; and

(iv)
the compensation committee must certify in writing before payment of the compensation that the performance goals and any other material terms were in fact satisfied.

Under the 2013 OIP, one or more of the following business criteria, on a consolidated basis, and/or with respect to specified subsidiaries (except with respect to the total stockholder return and earnings per share criteria), will be used by the Compensation Committee in establishing performance goals:

(i)
net earnings or net income;

(ii)
operating earnings;

(iii)
pretax earnings;

(iv)
earnings per share;

(v)
share price, including growth measures and total stockholder return;

(vi)
earnings before interest and taxes;

(vii)
earnings before interest, taxes, depreciation and/or amortization;

(viii)
earnings before interest, taxes, depreciation and/or amortization as adjusted to exclude any one or more of the following:

•
stock-based compensation expense;

•
income from discontinued operations;

•
gain on cancellation of debt;

•
debt extinguishment and related costs;

•
restructuring, separation and/or integration charges and costs;

•
reorganization and/or recapitalization charges and costs;

•
impairment charges;

•
gain or loss related to investments;

•
sales and use tax settlement; and

•
gain on non-monetary transactions.

(ix)
sales or revenue growth, whether in general, by type of product or service, or by type of customer;

(x)
gross or operating margins;

(xi)
return measures, including return on assets, capital, investment, equity, sales or revenue;

(xii)
cash flow, including:

•
operating cash flow;

•
free cash flow, defined as earnings before interest, taxes, depreciation and/or amortization (as adjusted to exclude any one or more of the items that may be excluded pursuant to the performance measure specified in clause (viii) above) less capital expenditures;

•
levered free cash flow, defined as free cash flow less interest expense;

•
cash flow return on equity; and

•
cash flow return on investment;

(xiii)
productivity ratios;

(xiv)
expense targets;

(xv)
market share;

(xvi)
financial ratios as provided in credit agreements of the Company and its subsidiaries;

(xvii)
working capital targets;

(xviii)
completion of acquisitions of businesses or companies;

(xix)
completion of divestitures and asset sales;

(xx)
customer satisfaction;

(xxi)
overhead costs;

(xxii)
burn rates;

(xxiii)
resource and reserve identification and targeting;

(xxiv)
attainment of measureable objectives with respect to compliant resource statements or technical reports;

(xxv)
safety and environmental performance;

(xxvi)
completion of capital markets transactions as approved by the Board of Directors; or

(xxvii)
any combination of the foregoing business criteria.

Amendment or Termination

The Board of Directors may amend, suspend or terminate the 2013 OIP at any time; provided that no amendment, suspension or termination may adversely impair the benefits of participants with outstanding awards without the participants' consent or violate our plan's prohibition on repricing. Our stockholders must approve any amendment if such approval is required under applicable law or stock exchange requirements. Our stockholders also must approve any amendment that changes the no-repricing provisions of the 2013 OIP. The 2013 OIP has a term that expires ten years after stockholder approval of the plan, but it may be earlier terminated by the Board of Directors at any time.

FEDERAL INCOME TAX CONSEQUENCES

Incentive Stock Options.    The grant of an option will not be a taxable event for the grantee or for the Company. A grantee will not recognize taxable income upon exercise of an incentive stock option (except that the alternative minimum tax may apply), and any gain realized upon a disposition of our common stock received pursuant to the exercise of an incentive stock option will be taxed as long-term capital gain if the grantee holds the shares of common stock for at least two years after the date of grant and for one year after the date of exercise (the "holding period requirement"). We will not be entitled to any business expense deduction with respect to the exercise of an incentive stock option, except as discussed below.

For the exercise of an option to qualify for the foregoing tax treatment, the grantee generally must be our employee or an employee of a subsidiary from the date the option is granted through a date within three months before the date of exercise of the option.

If all of the foregoing requirements are met except the holding period requirement mentioned above, the grantee will recognize ordinary income upon the disposition of the common stock in an amount generally equal to the excess of the fair market value of the common stock at the time the option was exercised over the option exercise price (but not in excess of the gain realized on the sale). The balance of the realized gain, if any, will be capital gain. We will be allowed a business expense deduction to the extent the grantee recognizes ordinary income.

Non-Qualified Options.    The grant of an option will not be a taxable event for the grantee or the Company. Upon exercising a non-qualified option, a grantee will recognize ordinary income in an amount equal to the difference between the exercise price and the fair market value of the common stock on the date of exercise. Upon a subsequent sale or exchange of shares acquired pursuant to the exercise of a non-qualified option, the grantee will have taxable capital gain or loss, measured by the difference between the amount realized on the disposition and the tax basis of the shares of common stock (generally, the amount paid for the shares plus the amount treated as ordinary income at the time the option was exercised).

We will be entitled to a business expense deduction in the same amount and generally at the same time as the grantee recognizes ordinary income.

Restricted Stock.    A grantee who is awarded restricted stock will not recognize any taxable income for federal income tax purposes in the year of the award, provided that the shares of common stock are subject to restrictions (that is, the restricted stock is nontransferable and subject to a substantial risk of forfeiture). The fair market value of the common stock on the date the restrictions lapse (less the purchase price, if any) will be treated as compensation income to the grantee and will be taxable in the year the restrictions lapse and dividends paid while the common stock is subject to restrictions will be subject to withholding taxes. We will be entitled to a business expense deduction in the same amount and generally at the same time as the grantee recognizes ordinary income.

Stock Units.    There are no immediate tax consequences of receiving an award of stock units under the 2013 OIP. A grantee who is awarded stock units will be required to recognize ordinary income in an amount equal to the fair market value of shares issued to such grantee at the end of the restriction period or, if later, the payment date. We will be entitled to a business expense deduction in the same amount and generally at the same time as the grantee recognizes ordinary income.

Dividend Equivalent Rights.    Participants who receive dividend equivalent rights will be required to recognize ordinary income in an amount distributed to the grantee pursuant to the award. We will be entitled to a business expense deduction in the same amount and generally at the same time as the grantee recognizes ordinary income.

Stock Appreciation Rights.    There are no immediate tax consequences of receiving an award of stock appreciation rights under the 2013 OIP. Upon exercising a stock appreciation right, a grantee will recognize ordinary income in an amount equal to the difference between the exercise price and the fair market value of the common stock on the date of exercise. We will be entitled to a business expense deduction in the same amount and generally at the same time as the grantee recognizes ordinary income.

The Board of Directors unanimously recommends a vote "FOR"
approval of the Uranium Resources, Inc. 2013 Omnibus Incentive Plan.

RATIFICATION OF THE APPOINTMENT OF INDEPENDENT
REGISTERED PUBLIC ACCOUNTANTS (PROPOSAL NO. 4)

The Board of Directors has unanimously appointed Hein & Associates LLP to be our independent registered public accounting firm for the year ending December 31, 2013, and has further directed that management submit the appointment of our independent registered public accounting firm for ratification by the stockholders at the 2013 Annual Meeting. In recommending ratification by the stockholders of such appointment, the Board of Directors is acting upon the recommendation of the Audit Committee, which has satisfied itself as to the firm's professional competence and standing.

Ratification of the appointment of Hein & Associates LLP by the stockholders is not required by law. As a matter of policy, however, such appointment is being submitted to the stockholders for ratification at the 2013 Annual Meeting because the Audit Committee and the Board of Directors believe this to be a good corporate practice. The persons designated in the enclosed proxy will vote your shares "FOR" ratification unless you include instruction in your signed proxy to the contrary. If the stockholders fail to ratify the appointment of this firm, the Board of Directors will reconsider the matter.

Representatives of Hein & Associates LLP are expected to be present at the Annual Meeting to answer appropriate questions from the stockholders and will be given an opportunity to make a statement on behalf of Hein & Associates LLP should they desire to do so. None of our directors or executive officers has any substantial interest, direct or indirect, in Hein & Associates LLP.

The Board of Directors unanimously recommends a vote "FOR"
the ratification of the appointment of Hein & Associates LLP as independent registered public accountants of the Company.

OTHER BUSINESS

The Board of Directors knows of no other matters to be brought before the 2013 Annual Meeting. However, if other matters should come before the 2013 Annual Meeting, it is the intention of each person named in the proxy to vote such proxy in accordance with his own judgment on such matters.

GENERAL

 DELIVERY OF STOCKHOLDER DOCUMENTS

The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single proxy statement and annual report addressed to those stockholders. This process, which is commonly referred to as "householding," potentially means extra convenience for stockholders and cost savings for companies.

A number of brokers with account holders who are URI stockholders may be householding our proxy materials, to the extent such stockholders have given their prior express or implied consent in accordance with SEC rules. A single proxy statement and annual report will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that it will be householding communications to your address, householding will continue until you are notified otherwise or until you revoke your consent, which is deemed to be given unless you inform the broker otherwise when you receive the original notice of householding. If, at any time, you no longer wish to participate in householding and would prefer to receive separate proxy materials, please notify your broker to discontinue householding and direct your written request to receive a separate proxy statement and annual report to the Company at: Uranium Resources, Inc., Attention: Secretary, 405 State Highway 121 Bypass, Building A, Suite 110, Lewisville, Texas 75067, or by calling (972) 219-3330. Stockholders who currently receive multiple copies of the proxy materials at their address and would like to request householding of their communications should contact their broker.

2014 STOCKHOLDER PROPOSALS

In order to include a stockholder proposal in the Company's proxy statement and form of proxy for the annual meeting to be held in 2014, we must receive the proposal at our principal executive offices, addressed to the Secretary, no later than December 31, 2013. In addition, pursuant to the rules and regulations of the SEC, the persons appointed as proxies for the annual meeting to be held in 2014 will have discretionary authority to vote any proxies they hold at such meeting on any matter for which the Company has not received notice by March 16, 2014.

By Order of the Board of Directors,

Thomas H. Ehrlich Secretary

Lewisville, Texas
April 30, 2013

Appendix A

URANIUM RESOURCES, INC.
2013 OMNIBUS INCENTIVE PLAN

i

ii

iii

URANIMUM RESOURCES, INC.

2013 OMNIBUS INCENTIVE PLAN

            Uranium Resources, Inc. (the "Company") sets forth herein the terms of its 2013 Omnibus Incentive Plan (the "Plan"), as follows:

1.  PURPOSE

            The Plan is intended to (a) provide eligible persons with an incentive to contribute to the success of the Company and to operate and manage the Company's business in a manner that will provide for the Company's long-term growth and profitability to benefit its stockholders and other important stakeholders, including its employees and customers, and (b) provide a means of obtaining, rewarding and retaining key personnel. To this end, the Plan provides for the grant of awards of stock options, stock appreciation rights, restricted stock, stock units, unrestricted stock, dividend equivalent rights, performance shares and other performance-based awards, other equity-based awards, and cash bonus awards. Any of these awards may, but need not, be made as performance incentives to reward the holders of such awards for the achievement of performance goals in accordance with the terms of the Plan. Stock options granted under the Plan may be non-qualified stock options or incentive stock options, as provided herein.

2.  DEFINITIONS

            For purposes of interpreting the Plan documents (including the Plan and Award Agreements), the following definitions shall apply:

            2.1       "Affiliate" means any company or other entity that controls, is controlled by or is under common control with the Company within the meaning of Rule 405 of Regulation C under the Securities Act, including any Subsidiary. For purposes of grants of Options or Stock Appreciation Rights, an entity may not be considered an Affiliate unless the Company holds a "controlling interest" in such entity within the meaning of Treasury Regulation Section 1.414(c)-2(b)(2)(i), provided that (a) except as specified in clause (b) below, an interest of "at least 50 percent" shall be used instead of an interest of "at least 80 percent" in each case where "at least 80 percent" appears in Treasury Regulation Section 1.414(c)-2(b)(2)(i) and (b) where the grant of Options or Stock Appreciation Rights is based upon a legitimate business criterion, an interest of "at least 20 percent" shall be used instead of an interest of "at least 80 percent" in each case where "at least 80 percent" appears in Treasury Regulation Section 1.414(c)-2(b)(2)(i).

            2.2       "Applicable Laws" means the legal requirements relating to the Plan and the Awards under (a) applicable provisions of the corporate, securities, tax and other laws, rules, regulations and government orders of any jurisdiction applicable to Awards granted to residents therein and (b) the rules of any Stock Exchange on which the Stock is listed.

            2.3       "Award" means a grant under the Plan of an Option, a Stock Appreciation Right, Restricted Stock, a Stock Unit, Unrestricted Stock, a Dividend Equivalent Right, a Performance Share or other Performance-Based Award, an Other Equity-Based Award, or cash.

            2.4       "Award Agreement" means the agreement between the Company and a Grantee that evidences and sets out the terms and conditions of an Award.

            2.5       "Award Stock" shall have the meaning set forth in Section 17.3(a)(ii).

            2.6       "Benefit Arrangement" shall have the meaning set forth in Section 15.

            2.7       "Board" means the Board of Directors of the Company.

            2.8       "Cause" means, with respect to any Grantee, as determined by the Committee and unless otherwise provided in an applicable agreement between such Grantee and the Company or an Affiliate, (a) gross negligence or willful misconduct in connection with the performance of duties; (b) conviction of a criminal offense (other than minor traffic offenses); or (c) material breach of any term of any employment, consulting or other services, confidentiality, intellectual property or non-competition agreements, if any, between such Grantee and the Company or an Affiliate. Any determination by the Committee whether an event constituting Cause shall have occurred shall be final, binding and conclusive.

            2.9       "Capital Stock" means, with respect to any Person, any and all shares, interests, participations or other equivalents (however designated, whether voting or non-voting) in equity of such Person, whether outstanding on the Effective Date or issued thereafter, including, without limitation, all common stock, par value $.001 per share, of the Company.

            2.10     "Change in Control" means the occurrence of any of the following:

      (a)
      a "Person" or "group" (within the meaning of Sections 13(d) and 14(d)(2) of the Exchange Act), other than the Existing Stockholders, becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act) of more than fifty percent (50%) of the total voting power of the Voting Stock of the Company, on a Fully Diluted Basis;

      (b)
      individuals who on the Effective Date constitute the Board (together with any new Directors whose election by such Board or whose nomination by such Board for election by the stockholders of the Company was approved by a vote of at least a majority of the members of such Board then in office who either were members of such Board on the Effective Date or whose election or nomination for election was previously so approved) cease for any reason to constitute a majority of the members of such Board then in office;

      (c)
      the Company consolidates with, or merges with or into, any Person, or any Person consolidates with, or merges with or into, the Company, other than any such transaction in which the holders of securities that represented one hundred percent (100%) of the Voting Stock of the

          Company immediately prior to such transaction (or other securities into which such securities are converted as part of such merger or consolidation transaction) own directly or indirectly at least a majority of the voting power of the Voting Stock of the surviving Person in such merger or consolidation transaction immediately after such transaction; or

      (d)
      there is consummated any direct or indirect sale, lease, transfer, conveyance or other disposition (other than by way of merger or consolidation), in one transaction or a series of related transactions, of all or substantially all of the assets of the Company and its Subsidiaries, taken as a whole, to any "Person" or "group" (within the meaning of Sections 13(d) and 14(d)(2) of the Exchange Act).

            2.11     "Code" means the Internal Revenue Code of 1986, as amended, as now in effect or as hereafter amended, and any successor thereto. References in the Plan to any Code Section shall be deemed to include, as applicable, regulations promulgated under such Code Section.

            2.12     "Committee" means the Compensation Committee of the Board.

            2.13     "Company" means Uranium Resources, Inc.

            2.14     "Covered Employee" means a Grantee who is a "covered employee" within the meaning of Code Section 162(m)(3).

            2.15     "Disability" means the inability of a Grantee to perform each of the essential duties of such Grantee's position by reason of a medically determinable physical or mental impairment which is potentially permanent in character or which can be expected to last for a continuous period of not less than 12 months; provided that, with respect to rules regarding expiration of an Incentive Stock Option following termination of a Grantee's Service, Disability shall mean the inability of such Grantee to engage in any substantial gainful activity by reason of a medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than 12 months.

            2.16     "Dividend Equivalent Right" means a right, granted to a Grantee pursuant to Section 13, to receive cash, Stock, other Awards or other property equal in value to dividends or other periodic payments paid or made with respect to a specified number of shares of Stock.

            2.17     "Employee" means, as of any date of determination, an employee (including an officer) of the Company or an Affiliate.

            2.18     "Effective Date" means                      , 2013, the date on which the Plan was approved by the Company's stockholders.

            2.19     "Exchange Act" means the Securities Exchange Act of 1934, as amended, as now in effect or as hereafter amended.

            2.20     "Existing Stockholders" means Resource Capital Fund V L.P. and RMB Australia Holdings Limited.

            2.21     "Fair Market Value" means the fair market value of a share of Stock for purposes of the Plan, which shall be determined as of any Grant Date as follows:

      (a)
      If on such Grant Date the shares of Stock are listed on a Stock Exchange, or are publicly traded on another established securities market (a "Securities Market"), the Fair Market Value of a share of Stock shall be the closing price of the Stock as reported on such Stock Exchange or such Securities Market (provided that, if there is more than one such Stock Exchange or Securities Market, the Committee shall designate the appropriate Stock Exchange or Securities Market for purposes of the Fair Market Value determination). If there is no such reported closing price on such Grant Date, the Fair Market Value of a share of Stock shall be the closing price of the Stock on the next preceding day on which any sale of Stock shall have been reported on such Stock Exchange or such Securities Market.

      (b)
      If on such Grant Date the shares of Stock are not listed on a Stock Exchange or publicly traded on a Securities Market, the Fair Market Value of a share of Stock shall be the value of the Stock as determined by the Committee by the reasonable application of a reasonable valuation method, in a manner consistent with Code Section 409A.

            Notwithstanding this Section 2.21 or Section 18.3, for purposes of determining taxable income and the amount of the related tax withholding obligation pursuant to Section 18.3, the Fair Market Value will be determined by the Company using any reasonable method; provided, further, that for any shares of Stock subject to an Award that are sold by or on behalf of a Grantee on the same date on which such shares may first be sold pursuant to the terms of the related Award Agreement, the Fair Market Value of such shares shall be the sale price of such shares on such date (or if sales of such shares are effectuated at more than one sale price, the weighted average sale price of such shares on such date).

            2.22     "Family Member" means, with respect to any Grantee as of any date of determination, (a) a person who is a spouse, former spouse, child, stepchild, grandchild, parent, stepparent, grandparent, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother, sister, brother-in-law, or sister-in-law, including adoptive relationships, of such Grantee, (b) any person sharing such Grantee's household (other than a tenant or employee), (c) a trust in which any one or more of the persons specified in clauses (a) and (b) above (and such Grantee) own more than fifty percent (50%) of the beneficial interest, (d) a foundation in which any one or more of the persons specified in clauses (a) and (b) above (and such Grantee) control the management of assets, and (e) any other entity in which one or more of the persons specified in clauses (a) and (b) above (and such Grantee) own more than fifty percent (50%) of the voting interests.

            2.23     "Fully Diluted Basis" means, as of any date of determination, the sum of (x) the number of shares of Voting Stock outstanding as of such date of determination plus (y) the number of shares of Voting Stock issuable upon the exercise, conversion or exchange of all then-outstanding warrants, options, convertible Capital Stock or indebtedness, exchangeable Capital Stock or indebtedness, or other rights exercisable for or convertible or exchangeable into, directly or indirectly, shares of Voting Stock, whether at the time of issue or upon the passage of time or upon the occurrence of some future event, and whether or not in the money as of such date of determination

            2.24     "Grant Date" means, as determined by the Committee, the latest to occur of (a) the date as of which the Committee approves the Award, (b) the date on which the recipient of an Award first becomes eligible to receive an Award under Section 6 hereof (e.g., in the case of a new hire, the first date on which such new hire performs any Service), or (c) such subsequent date specified by the Committee in the corporate action approving the Award.

            2.25     "Grantee" means a person who receives or holds an Award under the Plan.

            2.26     "Incentive Stock Option" means an "incentive stock option" within the meaning of Code Section 422, or the corresponding provision of any subsequently enacted tax statute, as amended from time to time.

            2.27     "Non-qualified Stock Option" means an Option that is not an Incentive Stock Option.

            2.28     "Option" means an option to purchase one or more shares of Stock pursuant to the Plan.

            2.29     "Option Price" means the exercise price for each share of Stock subject to an Option.

            2.30     "Other Agreement" shall have the meaning set forth in Section 15.

            2.31     "Other Equity-Based Award" means an Award representing a right or other interest that may be denominated or payable in, valued in whole or in part by reference to, or otherwise based on, or related to, Stock, other than an Option, a Stock Appreciation Right, Restricted Stock, a Stock Unit, Unrestricted Stock, a Dividend Equivalent Right or a Performance Share.

            2.32     "Outside Director" means a member of the Board who is not an Employee.

            2.33     "Parachute Payment" shall have the meaning set forth in Section 15(a).

            2.34     "Performance-Based Award" means an Award of Options, Stock Appreciation Rights, Restricted Stock, Stock Units, Performance Shares, Other Equity-Based Awards or cash made subject to the achievement of performance goals (as provided in Section 14) over a Performance Period specified by the Committee.

            2.35     "Performance-Based Compensation" means compensation under an Award that is intended to satisfy the requirements of Code Section 162(m) for "qualified performance-based compensation" paid to Covered Employees. Notwithstanding the foregoing, nothing in the Plan shall be construed to mean that an Award which does not satisfy the requirements for "qualified performance-based compensation" within the meaning of and pursuant to Code Section 162(m) does not constitute performance-based compensation for other purposes, including the purposes of Code Section 409A.

            2.36     "Performance Measures" means measures as specified in Section 14.6.4 on which the performance goals under Performance-Based Awards are based and which are approved by the Company's stockholders pursuant to, and to the extent required by, the Plan in order to qualify such Performance-Based Awards as Performance-Based Compensation.

            2.37     "Performance Period" means the period of time during which the performance goals under Performance-Based Awards must be met in order to determine the degree of payout and/or vesting with respect to any such Performance-Based Awards.

            2.38     "Performance Shares" means a Performance-Based Award representing a right or other interest that may be denominated or payable in, valued in whole or in part by reference to, or otherwise based on, or related to, Stock, made subject to the achievement of performance goals (as provided in Section 14) over a Performance Period of up to ten (10) years.

            2.39     "Person" means an individual, a corporation, a partnership, a limited liability company, an association, a trust or any other entity or organization, including a government or political subdivision or an agency or instrumentality thereof.

            2.40     "Plan" means this 2013 Omnibus Incentive Plan, as amended from time to time.

            2.41     "Prior Plans" means the Company's Amended and Restated 1995 Stock Incentive Plan, the 2004 Stock Incentive Plan, the Amended and Restated 2004 Directors' Stock Option and Restricted Stock Plan, and the 2007 Restricted Stock Plan.

            2.42     "Reporting Person" means a person who is required to file reports under Section 16(a) of the Exchange Act, or any successor provision.

            2.43     "Restricted Period" shall have the meaning set forth in Section 10.2.

            2.44     "Restricted Stock" means shares of Stock awarded to a Grantee pursuant to Section 10.

            2.45     "SAR Price" shall have the meaning set forth in Section 9.1.

            2.46     "Securities Act" means the Securities Act of 1933, as amended, as now in effect or as hereafter amended.

            2.47     "Service" means service qualifying a Grantee as a Service Provider to the Company or an Affiliate. Unless otherwise provided in the applicable Award Agreement, a Grantee's change in position or duties shall not result in interrupted or terminated Service, so long as such Grantee continues to be a Service Provider to the Company or an Affiliate. Subject to the preceding sentence, any determination by the Committee whether a termination of Service shall have occurred for purposes of the Plan shall be final, binding and conclusive. If a Service Provider's employment or other service relationship is with an Affiliate and the applicable entity ceases to be an Affiliate, a termination of Service shall be deemed to have occurred when such entity ceases to be an Affiliate unless the Service Provider transfers his or her employment or other service relationship to the Company or any other Affiliate.

            2.48     "Service Provider" means an Employee, officer, or director of the Company or an Affiliate, or a consultant or adviser (who is a natural person) to the Company or an Affiliate currently providing services to the Company or an Affiliate.

            2.49     "Stock" means the common stock, par value $0.001 per share, of the Company, or any security which shares of Stock may be changed into or for which shares of Stock may be exchanged as provided in Section 17.1.

            2.50     "Stock Appreciation Right" or "SAR" means a right granted to a Grantee pursuant to Section 9.

            2.51     "Stock Exchange" means The NASDAQ Stock Exchange LLC or another established national or regional stock exchange on which the Company's equity securities may be listed.

            2.52     "Stock Unit" means a bookkeeping entry representing the equivalent of one (1) share of Stock awarded to a Grantee pursuant to Section 10 that (a) is not subject to vesting or (b) is subject to time-based vesting, but not to performance-based vesting. A Stock Unit may also be referred to as a restricted stock unit.

            2.53     "Subsidiary" means any corporation (other than the Company) or non-corporate entity with respect to which the Company owns, directly or indirectly, fifty percent (50%) or more of the total combined voting power of all classes of stock, membership interests or other ownership interests of any class or kind ordinarily having the power to vote for the directors, managers or other voting members of the governing body of such corporation or non-corporate entity. In addition, any other entity may be designated by the Committee as a Subsidiary, provided that (a) such entity could be considered as a subsidiary according to generally accepted accounting principles in the United States of America, and (b) in the case of an Award of Options or Stock Appreciation Rights, such Award would be considered to be granted in respect of "service recipient stock" under Code Section 409A.

            2.54     "Substitute Award" means an Award granted upon assumption of, or in substitution for, outstanding awards previously granted under a compensatory plan by a business entity acquired or to be acquired by the Company or an Affiliate or with which the Company or an Affiliate has combined or will combine.

            2.55     "Ten Percent Stockholder" means a natural person who owns more than ten percent (10%) of the total combined voting power of all classes of outstanding voting securities of the Company, the Company's parent (if any) or any of the Company's Subsidiaries. In determining stock ownership, the attribution rules of Code Section 424(d) shall be applied.

            2.56     "Unrestricted Stock" shall have the meaning set forth in Section 11.

            2.57     "Voting Stock" means, with respect to any Person, Capital Stock of any class or kind ordinarily having the power to vote for the election of directors, managers or other voting members of the governing body of such Person.

3.  ADMINISTRATION OF THE PLAN

            3.1  Committee.

                        3.1.1  Powers and Authorities.

                        The Committee shall administer the Plan and shall have such powers and authorities related to the administration of the Plan as are consistent with the Company's certificate of incorporation and bylaws and Applicable Laws. Without limiting the generality of the foregoing, the Committee shall have full power and authority to take all actions and to make all determinations required or provided for under the Plan, any Award or any Award Agreement, and shall have full power and authority to take all such other actions and make all such other determinations not inconsistent with the specific terms and provisions of the Plan which the Committee deems to be necessary or appropriate to the administration of the Plan, any Award or any Award Agreement. All such actions and determinations shall be made by (a) the affirmative vote of a majority of the members of the Committee present at a meeting at which a quorum is present, or (b) the unanimous consent of the members of the Committee executed in writing in accordance with the Company's certificate of incorporation and bylaws and Applicable Laws. Unless otherwise expressly determined by the Board, the Committee shall have the authority to interpret and construe all provisions of the Plan, any Award and any Award Agreement, and any such interpretation or construction, and any other determination contemplated to be made under the Plan or any Award Agreement, by the Committee shall be final, binding and conclusive whether or not expressly provided for in any provision of the Plan, such Award or such Award Agreement.

                        In the event that the Plan, any Award or any Award Agreement provides for any action to be taken by the Board or any determination to be made by the Board, such action may be taken or such determination may be made by the Committee constituted in accordance with this Section 3.1 if the Board has delegated the power and authority to do so to such Committee.

                        3.1.2  Composition of Committee.

                        The Committee shall be a committee composed of not fewer than two directors of the Company designated by the Board to administer the Plan. Each member of the Committee shall be a "Non-Employee Director" within the meaning of Rule 16b-3 under the Exchange Act, an "outside director" within the meaning of Code Section 162(m)(4)(C)(i) and, for so long as the Stock is listed on The NASDAQ Stock Exchange LLC, an "independent director" within the meaning of NASDAQ Listing Rule 5605(a)(2) (or, in each case, any successor term or provision); provided that any action taken by the Committee shall be valid and effective whether or not members of the Committee at the time of such action are later determined not to have satisfied the requirements for membership set forth in this Section 3.1.2 or otherwise provided in any charter of the Committee. Without limiting the generality of the foregoing, the Committee may be the Compensation Committee of the Board or a subcommittee thereof if the Compensation Committee of the Board or such subcommittee satisfies the foregoing requirements.

                        3.1.3  Other Committees.

                        The Board also may appoint one or more committees of the Board, each composed of one or more directors of the Company who need not be Outside Directors, which may administer the Plan with respect to Grantees who are not "officers" as defined in Rule 16a-1(f) under the Exchange Act or directors of the Company, may grant Awards under the Plan to such Grantees, and may determine all terms of such Awards, subject to the requirements of Rule 16b-3 under the Exchange Act, Code Section 162(m) and, for so long as the Stock is listed on The NASDAQ Stock Exchange LLC, the rules of such Stock Exchange.

                        3.1.4  Delegation by Committee.

                        To the extent permitted by Applicable Laws, the Committee may by resolution delegate some or all of its authority with respect to the Plan and Awards to the Chief Executive Officer of the Company and/or any other officer of the Company designated by the Committee, provided that the Committee may not delegate its authority hereunder (a) to make Awards to directors of the Company, (b) to make Awards to Employees who are (i) "officers" as defined in Rule 16a-1(f) under the Exchange Act, (ii) Covered Employees or (iii) officers of the Company who are delegated authority by the Committee pursuant to this Section 3.1.4, or (c) to interpret the Plan or any Award. Any delegation hereunder shall be subject to the restrictions and limits that the Committee specifies at the time of such delegation or thereafter. Nothing in the Plan shall be construed as obligating the Committee to delegate authority to any officer of the Company, and the Committee may at any time rescind the authority delegated to an officer of the Company appointed hereunder and delegate authority to one or more other officers of the Company. At all times, an officer of the Company delegated authority pursuant to this Section 3.1.4 shall serve in such capacity at the pleasure of the Committee. Any action undertaken by any such officer of the Company in accordance with the Committee's delegation of authority shall have the same force and effect as if undertaken directly by the Committee, and any reference in the Plan to the "Committee" shall, to the extent consistent with the terms and limitations of such delegation, be deemed to include a reference to each such officer.

            3.2  Board.

                        The Board from time to time may exercise any or all of the powers and authorities related to the administration and implementation of the Plan, as set forth in Section 3.1 and other applicable provisions of the Plan, as the Board shall determine, consistent with the Company's certificate of incorporation and bylaws and Applicable Laws.

            3.3  Terms of Awards.

                        3.3.1  Committee Authority.

                        Subject to the other terms and conditions of the Plan, the Committee shall have full and final authority to:

      (a)
      designate Grantees;

      (b)
      determine the type or types of Awards to be made to a Grantee;

      (c)
      determine the number of shares of Stock to be subject to an Award;

      (d)
      establish the terms and conditions of each Award (including the Option Price of any Option or the purchase price for Restricted Stock), the nature and duration of any restriction or condition (or provision for lapse thereof) relating to the vesting, exercise, transfer, or forfeiture of an Award or the shares of Stock subject thereto, the treatment of an Award in the event of a Change in Control (subject to applicable agreements), and any terms or conditions that may be necessary to qualify Options as Incentive Stock Options;

      (e)
      prescribe the form of each Award Agreement evidencing an Award; and

      (f)
      subject to the limitation on repricing in Section 3.4, amend, modify or supplement the terms of any outstanding Award, which authority shall include the authority, in order to effectuate the purposes of the Plan but without amending the Plan, to make Awards or to modify outstanding Awards made to eligible natural persons who are foreign nationals or are natural persons who are employed outside the United States to reflect differences in local law, tax policy, or custom, provided that, notwithstanding the foregoing, no amendment, modification or supplement of the terms of any outstanding Award shall, without the consent of the Grantee thereof, impair such Grantee's rights under such Award.

                        The Committee shall have the right, in its discretion, to make Awards in substitution or exchange for any award granted under another compensatory plan of the Company, an Affiliate, or any business entity acquired or to be acquired by the Company or an Affiliate or with which the Company or an Affiliate has combined or will combine.

                        3.3.2  Forfeiture; Recoupment.

                        The Committee may reserve the right in an Award Agreement to cause a forfeiture of the gain realized by a Grantee with respect to an Award thereunder on account of actions taken by, or failed to be taken by, such Grantee in violation or breach of or in conflict with any (a) employment agreement, (b) non-competition agreement, (c) agreement prohibiting solicitation of Employees or clients of the Company or an Affiliate, (d) confidentiality obligation with respect to the Company or an Affiliate, (e) Company policy or procedure, (f) other agreement, or (g) any other obligation of such Grantee to the Company or an Affiliate, as and to the extent specified in such Award Agreement. The Committee may annul an outstanding Award if the Grantee thereof is an Employee of the Company or an Affiliate and is terminated for Cause as defined in the Plan or the applicable Award Agreement or for "cause" as defined in any other agreement between the Company or such Affiliate and such Grantee, as applicable.

                        Any Award granted pursuant to the Plan shall be subject to mandatory repayment by the Grantee to the Company to the extent the Grantee is, or in the future becomes, subject to (a) any Company "clawback" or recoupment policy that is adopted to comply with the requirements of any Applicable Law, rule or regulation, or otherwise, or (b) any law, rule or regulation which imposes mandatory recoupment, under circumstances set forth in such law, rule or regulation.

            3.4  No Repricing.

                        Except in connection with a corporate transaction involving the Company (including, without limitation, any stock dividend, distribution (whether in the form of cash, shares of Stock, other securities or other property), stock split, extraordinary cash dividend, recapitalization, change in control, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase or exchange of shares of Stock or other securities or similar transaction), the Company may not, without obtaining stockholder approval: (a) amend the terms of outstanding Options or SARs to reduce the exercise price of such outstanding Options or SARs; (b) cancel outstanding Options or SARs in exchange for or substitution of Options or SARs with an exercise price that is less than the exercise price of the original Options or SARs; or (c) cancel outstanding Options or SARs with an exercise price above the current stock price in exchange for cash or other securities.

            3.5  Deferral Arrangement.

                        The Committee may permit or require the deferral of any payment pursuant to any Award into a deferred compensation arrangement, subject to such rules and procedures as it may establish, which may include provisions for the payment or crediting of interest or Dividend Equivalent Rights and, in connection therewith, provisions for converting such credits into Stock Units and for restricting deferrals to comply with hardship distribution rules affecting tax-qualified retirement plans subject to Code Section 401(k)(2)(B)(IV), provided that no Dividend Equivalent Rights may be granted in connection with, or related to, an Award of Options or SARs. Any such deferrals shall be made in a manner that complies with Code Section 409A, including, if applicable, with respect to when a Separation from Service occurs as defined under Section 409A.

            3.6  No Liability.

                        No member of the Board or the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any Award or Award Agreement.

            3.7  Registration; Share Certificates.

                        Notwithstanding any provision of the Plan to the contrary, the ownership of the shares of Stock issued under the Plan may be evidenced in such a manner as the Committee, in its sole discretion, deems appropriate, including by book-entry or direct registration (including transaction advices) or the issuance of one or more share certificates.

4.  STOCK SUBJECT TO THE PLAN

            4.1  Number of Shares of Stock Available for Awards.

                        Subject to such additional shares of Stock as shall be available for Awards under the Plan pursuant to Section 4.2, and subject to adjustment pursuant to Section 17.1, the maximum number of shares of Stock available for Awards under the Plan shall be equal to the sum of (x) one million (1,000,000) shares of Stock plus (y) the number of shares of Stock available for awards under the Prior Plans as of the Effective Date plus (z) the number of shares of Stock related to awards outstanding under the Prior Plans as of the Effective Date which thereafter terminate by expiration, forfeiture, cancellation, or otherwise without the issuance of such shares. Such shares of Stock may be authorized and unissued shares of Stock or treasury shares of Stock or any combination of the foregoing, as may be determined from time to time by the Board or by the Committee. Any of the shares of Stock available for Awards under the Plan may be used for any type of Award under the Plan, and any or all of the shares of Stock available for Awards under the Plan shall be available for Awards pursuant to Incentive Stock Options.

            4.2  Adjustments in Authorized Shares of Stock.

                        In connection with mergers, reorganizations, separations, or other transactions to which Code Section 424(a) applies, the Committee shall have the right to cause the Company to assume awards previously granted under a compensatory plan by another business entity that is a party to such transaction and to substitute Awards under the Plan for such awards. The number of shares of Stock available for Awards under the Plan pursuant to Section 4.1 shall be increased by the number of shares of Stock subject to any such assumed awards and substitute Awards. Shares available for awards under a shareholder-approved plan of a business entity that is a party to such transaction (as appropriately adjusted, if necessary, to reflect such transaction) may be used for Awards under the Plan and shall not reduce the number of shares of Stock otherwise available for issuance under the Plan, subject to applicable rules of any Stock Exchange on which the Stock is listed.

            4.3  Share Usage.

      (a)
      Shares of Stock subject to an Award shall be counted as used as of the Grant Date.

      (b)
      Any shares of Stock, including shares of Stock acquired through dividend reinvestment pursuant to Section 10.4, that are subject to an Award shall be counted against the share issuance limit set forth in Section 4.1 as one (1) share for every one (1) share of Stock subject to such Award. The number of shares of Stock subject to an Award of SARs shall be counted against the share issuance limit set forth in Section 4.1 as one (1) share of Stock for every one (1) share of Stock subject to such Award regardless of the number of shares of Stock actually issued to settle such SARs upon the exercise thereof. The target number of shares issuable under a Performance Share grant shall be counted against the share issuance limit set forth in Section 4.1 as of the Grant Date, but such number shall be adjusted to equal the actual number of shares issued upon settlement of the Performance Shares to the extent different from such target number of shares. An Award that, by its terms, cannot be settled in shares of Stock shall not count against the share limit set forth in Section 4.1.

      (c)
      Notwithstanding anything to the contrary in Section 4.1, any shares of Stock related to Awards under the Plan or the Prior Plans which terminate by expiration, forfeiture, cancellation, or otherwise without the issuance of such shares shall be available again for issuance under the Plan.

      (d)
      The number of shares of Stock available for issuance under the Plan shall not be increased by the number of shares of Stock (i) tendered or withheld or subject to an Award surrendered in connection with the purchase of shares of Stock upon exercise of an Option as provided in Section 12.2, (ii) deducted or delivered from payment of an Award in connection with the Company's tax withholding obligations as provided in Section 18.3 or (iii) purchased by the Company with proceeds from Option exercises.

5.  EFFECTIVE DATE; TERM; AMENDMENT AND TERMINATION

            5.1  Effective Date.

                        The Plan shall be effective as of the Effective Date. Following the Effective Date, no awards shall be made under the Prior Plans. Notwithstanding the foregoing, shares of Stock reserved under the Prior Plans to settle awards, including performance-based awards, which are made under the Prior Plans prior to the Effective Date may be issued and delivered following the Effective Date to settle such awards.

            5.2  Term.

                        The Plan shall terminate automatically ten (10) years after the Effective Date and may be terminated on any earlier date as provided in Section 5.3.

            5.3  Amendment and Termination.

                        The Board may, at any time and from time to time, amend, suspend or terminate the Plan as to any shares of Stock as to which Awards have not been made. The effectiveness of any amendment to the Plan shall be contingent on approval of such amendment by the Company's stockholders to the extent provided by the Board or required by Applicable Laws

(including the rules of any Stock Exchange on which the Stock is then listed), provided that no amendment shall be made to the no-repricing provisions of Section 3.4 or the Option pricing provisions of Section 8.1 without the approval of the Company's stockholders. No amendment, suspension or termination of the Plan shall impair rights or obligations under any Award theretofore made under the Plan without the consent of the Grantee thereof.

6.  AWARD ELIGIBILITY AND LIMITATIONS

            6.1  Eligible Grantees.

                        Subject to this Section 6, Awards may be made under the Plan to (i) any Service Provider, as the Committee shall determine and designate from time to time and (ii) any other individual whose participation in the Plan is determined to be in the best interests of the Company by the Committee.

            6.2  Limitation on Shares of Stock Subject to Awards and Cash Awards.

                        During any time when the Company has a class of equity security registered under Section 12 of the Exchange Act:

      (a)
      the maximum number of shares of Stock subject to Options or SARs that may be granted under the Plan in a calendar year to any person eligible for an Award under Section 6 is two hundred thousand (200,000) shares;

      (b)
      the maximum number of shares of Stock that may be granted under the Plan, other than pursuant to Options or SARs, in a calendar year to any person eligible for an Award under Section 6 is two hundred thousand (200,000) shares; and

      (c)
      the maximum amount that may be paid as a cash-settled Performance-Based Award for a Performance Period of twelve (12) months or less to any person eligible for an Award shall be four hundred thousand dollars ($400,000) and the maximum amount that may be paid as a cash-settled Performance-Based Award for a Performance Period of greater than twelve (12) months to any person eligible for an Award shall also be four hundred thousand dollars ($400,000).

                        The preceding limitations in this Section 6.2 are subject to adjustment as provided in Section 17.

            6.3  Stand-Alone, Additional, Tandem and Substitute Awards.

                        Subject to Section 3.4, Awards granted under the Plan may, in the discretion of the Committee, be granted either alone or in addition to, in tandem with, or in substitution or exchange for, (a) any other Award, (b) any award granted under another plan of the Company, an Affiliate, or any business entity that has been a party to a transaction with the Company or an Affiliate, or (c) any other right of a Grantee to receive payment from the Company or an Affiliate. Such additional, tandem and substitute or exchange Awards may be granted at any time. If an Award is granted in substitution or exchange for another Award, or for an award granted under another plan of the Company, an Affiliate, or any business entity that has been a party to a transaction with the Company or an Affiliate, the Committee shall require the surrender of such other Award or award under such other plan in consideration for the grant of such substitute or exchange Award. In addition, Awards may be granted in lieu of cash compensation, including in lieu of cash payments under other plans of the Company or an Affiliate. Notwithstanding Section 8.1 and Section 9.1, but subject to Section 3.4, the Option Price of an Option or the SAR Price of a SAR that is a Substitute Award may be less than one hundred percent (100%) of the Fair Market Value of a share of Stock on the original Grant Date; provided that such Option Price or SAR Price is determined in accordance with the principles of Code Section 424 for any Incentive Stock Option and consistent with Code Section 409A for any other Option or SAR.

7.  AWARD AGREEMENT

            Each Award granted pursuant to the Plan shall be evidenced by an Award Agreement, which shall be in such form or forms as the Committee shall from time to time determine. Award Agreements employed under the Plan from time to time or at the same time need not contain similar provisions, but shall be consistent with the terms of the Plan. Each Award Agreement evidencing an Award of Options shall specify whether such Options are intended to be Non-qualified Stock Options or Incentive Stock Options, and, in the absence of such specification, such Options shall be deemed to constitute Non-qualified Stock Options.

8.  TERMS AND CONDITIONS OF OPTIONS

            8.1  Option Price.

                        The Option Price of each Option shall be fixed by the Committee and stated in the Award Agreement evidencing such Option. Except in the case of Substitute Awards, the Option Price of each Option shall be at least the Fair Market Value of one (1) share of Stock on the Grant Date; provided that in the event that a Grantee is a Ten Percent Stockholder, the Option Price of an Option granted to such Grantee that is intended to be an Incentive Stock Option shall be not less than one hundred ten percent (110%) of the Fair Market Value of one (1) share of Stock on the Grant Date. In no case shall the Option Price of any Option be less than the par value of a share of Stock.

            8.2  Vesting.

                        Subject to Sections 8.3 and 17.3, each Option granted under the Plan shall become exercisable at such times and under such conditions as shall be determined by the Committee and stated in the Award Agreement, in another agreement with the Grantee or otherwise in writing, provided that no Option shall be granted to persons who are entitled to overtime under applicable state or federal laws, that will vest or be exercisable within a six-month period starting on the Grant Date.

            8.3  Term.

                        Each Option granted under the Plan shall terminate, and all rights to purchase shares of Stock thereunder shall cease, upon the expiration of ten (10) years from the Grant Date of such Option, or under such circumstances and on such date prior thereto as is set forth in the Plan or as may be fixed by the Committee and stated in the Award Agreement relating to such Option; provided that in the event that the Grantee is a Ten Percent Stockholder, an Option granted to such Grantee that is intended to be an Incentive Stock Option shall not be exercisable after the expiration of five (5) years from its Grant Date; and provided, further, that, to the extent deemed necessary or appropriate by the Committee to reflect differences in local law, tax policy, or custom with respect to any Option granted to a Grantee who is a foreign national or is a natural person who is employed outside the United States, such Option may terminate, and all rights to purchase shares of Stock thereunder may cease, upon the expiration of such period longer than ten (10) years from the Grant Date of such Option as the Committee shall determine.

            8.4  Termination of Service.

                        Each Award Agreement with respect to the grant of an Option shall set forth the extent to which the Grantee thereof, if at all, shall have the right to exercise such Option following termination of such Grantee's Service. Such provisions shall be determined in the sole discretion of the Committee, need not be uniform among all Options issued pursuant to the Plan, and may reflect distinctions based on the reasons for termination of Service.

            8.5  Limitations on Exercise of Option.

            Notwithstanding any other provision of the Plan, in no event may any Option be exercised, in whole or in part, after the occurrence of an event referred to in Section 17 which results in the termination of such Option.

            8.6  Method of Exercise.

                        Subject to the terms of Section 12 and Section 18.3, an Option that is exercisable may be exercised by the Grantee's delivery to the Company or its designee or agent of notice of exercise on any business day, at the Company's principal office or the office of such designee or agent, on the form specified by the Company and in accordance with any additional procedures specified by the Committee. Such notice shall specify the number of shares of Stock with respect to which such Option is being exercised and shall be accompanied by payment in full of the Option Price of the shares of Stock for which such Option is being exercised plus the amount (if any) of federal and/or other taxes which the Company may, in its judgment, be required to withhold with respect to the exercise of such Option.

            8.7  Rights of Holders of Options.

                        Unless otherwise stated in the applicable Award Agreement, a Grantee or other person holding or exercising an Option shall have none of the rights of a stockholder of the Company (for example, the right to receive cash or dividend payments or distributions attributable to the shares of Stock subject to such Option, to direct the voting of the shares of

Stock subject to such Option, or to receive notice of any meeting of the Company's stockholders) until the shares of Stock subject thereto are fully paid and issued to such Grantee or other person. Except as provided in Section 17, no adjustment shall be made for dividends, distributions or other rights with respect to any shares of Stock subject to an Option for which the record date is prior to the date of issuance of such shares of Stock.

            8.8  Delivery of Stock.

                        Promptly after the exercise of an Option by a Grantee and the payment in full of the Option Price with respect thereto, such Grantee shall be entitled to receive such evidence of such Grantee's ownership of the shares of Stock subject to such Option as shall be consistent with Section 3.7.

            8.9  Transferability of Options.

                        Except as provided in Section 8.10, during the lifetime of a Grantee of an Option, only such Grantee (or, in the event of such Grantee's legal incapacity or incompetency, such Grantee's guardian or legal representative) may exercise such Option. Except as provided in Section 8.10, no Option shall be assignable or transferable by the Grantee to whom it is granted, other than by will or the laws of descent and distribution.

            8.10  Family Transfers.

                        If authorized in the applicable Award Agreement and by the Committee, in its sole discretion, a Grantee may transfer, not for value, all or part of an Option which is not an Incentive Stock Option to any Family Member. For the purpose of this Section 8.10, a transfer "not for value" is a transfer which is (a) a gift, (b) a transfer under a domestic relations order in settlement of marital property rights or (c) unless Applicable Laws do not permit such transfer, a transfer to an entity in which more than fifty percent (50%) of the voting interests are owned by Family Members (and/or the Grantee) in exchange for an interest in such entity. Following a transfer under this Section 8.10, any such Option shall continue to be subject to the same terms and conditions as were applicable immediately prior to such transfer, and the shares of Stock acquired pursuant to such Option shall be subject to the same restrictions with respect to transfers of such shares of Stock as would have applied to the Grantee thereof. Subsequent transfers of transferred Options shall be prohibited except to Family Members of the original Grantee in accordance with this Section 8.10 or by will or the laws of descent and distribution. The provisions of Section 8.4 relating to termination of Service shall continue to be applied with respect to the original Grantee of the Option, following which such Option shall be exercisable by the transferee only to the extent, and for the periods specified, in Section 8.4.

            8.11  Limitations on Incentive Stock Options.

                        An Option shall constitute an Incentive Stock Option only (a) if the Grantee of such Option is an Employee of the Company or any corporate Subsidiary, (b) to the extent specifically provided in the related Award Agreement and (c) to the extent that the aggregate Fair Market Value (determined at the time such Option is granted) of the shares of Stock with respect to which all Incentive Stock Options held by such Grantee become exercisable for the first time during any calendar year (under the Plan and all other plans of the Company and its Affiliates) does not exceed one hundred thousand dollars ($100,000). Except to the extent provided in the regulations under Code Section 422, this limitation shall be applied by taking Options into account in the order in which they were granted.

            8.12  Notice of Disqualifying Disposition.

                        If any Grantee shall make any disposition of shares of Stock issued pursuant to the exercise of an Incentive Stock Option under the circumstances provided in Code Section 421(b) (relating to certain disqualifying dispositions), such Grantee shall notify the Company of such disposition within ten (10) days thereof.

9.  TERMS AND CONDITIONS OF STOCK APPRECIATION RIGHTS

            9.1  Right to Payment and Grant Price.

                        A SAR shall confer on the Grantee to whom it is granted a right to receive, upon exercise thereof, the excess of (x) the Fair Market Value of one (1) share of Stock on the date of exercise over (y) the per share exercise price of such SAR (the "SAR Price") as determined by the Committee. The Award Agreement for a SAR shall specify the SAR Price, which shall be no less than the Fair Market Value of one (1) share of Stock on the Grant Date of such SAR. SARs may be granted in tandem with all or part of an Option granted under the Plan or at any subsequent time during the term of such Option, in combination with all or any part of any other Award or without regard to any Option or other Award; provided that a SAR that is granted subsequent to the Grant Date of a related Option must have a SAR Price that is no less than the Fair Market Value of one (1) share of Stock on the Grant Date of such SAR.

            9.2  Other Terms.

                        The Committee shall determine, on the Grant Date or thereafter, the time or times at which and the circumstances under which a SAR may be exercised in whole or in part (including based on achievement of performance goals and/or future Service requirements), the time or times at which SARs shall cease to be or become exercisable following termination of Service or upon other conditions, the method of exercise, method of settlement, form of consideration payable in settlement, method by or forms in which shares of Stock shall be delivered or deemed to be delivered to Grantees, whether or not a SAR shall be granted in tandem or in combination with any other Award, and any and all other terms and conditions of any SAR.

            9.3  Term.

                        Each SAR granted under the Plan shall terminate, and all rights thereunder shall cease, upon the expiration of ten (10) years from the Grant Date of such SAR or under such circumstances and on such date prior thereto as is set forth in the Plan or as may be fixed by the Committee and stated in the Award Agreement relating to such SAR.

            9.4  Transferability of SARS.

                        Except as provided in Section 9.5, during the lifetime of a Grantee of a SAR, only the Grantee (or, in the event of such Grantee's legal incapacity or incompetency, such Grantee's guardian or legal representative) may exercise such SAR. Except as provided in Section 9.5, no SAR shall be assignable or transferable by the Grantee to whom it is granted, other than by will or the laws of descent and distribution.

            9.5  Family Transfers.

                        If authorized in the applicable Award Agreement and by the Committee, in its sole discretion, a Grantee may transfer, not for value, all or part of a SAR to any Family Member. For the purpose of this Section 9.5, a transfer "not for value" is a transfer which is (a) a gift, (b) a transfer under a domestic relations order in settlement of marital property rights or (c) unless Applicable Laws do not permit such transfer, a transfer to an entity in which more than fifty percent (50%) of the voting interests are owned by Family Members (and/or the Grantee) in exchange for an interest in such entity. Following a transfer under this Section 9.5, any such SAR shall continue to be subject to the same terms and conditions as were in effect immediately prior to such transfer, and shares of Stock acquired pursuant to a SAR shall be subject to the same restrictions on transfers of such shares of Stock as would have applied to the Grantee or such SAR. Subsequent transfers of transferred SARs shall be prohibited except to Family Members of the original Grantee in accordance with this Section 9.5 or by will or the laws of descent and distribution.

10.  TERMS AND CONDITIONS OF RESTRICTED STOCK AND STOCK UNITS

            10.1  Grant of Restricted Stock or Stock Units.

                        Awards of Restricted Stock and Stock Units may be made for consideration or for no consideration, other than the par value of the shares of Stock, which shall be deemed paid by past Service or, if so provided in the related Award Agreement or a separate agreement, the promise by the Grantee to perform future Service to the Company or an Affiliate.

            10.2  Restrictions.

                        At the time a grant of Restricted Stock or Stock Units is made, the Committee may, in its sole discretion, (a) establish a period of time during which such Restricted Stock or Stock Units are unvested (a "Restricted Period") and (b) prescribe restrictions in addition to or other than the expiration of the Restricted Period, including the achievement of corporate or individual performance goals, which may be applicable to all or any portion of such Restricted Stock or Stock Units as provided in Section 14. Awards of Restricted Stock and Stock Units may not be sold, transferred, assigned, pledged or otherwise encumbered or disposed of during the Restricted Period or prior to the satisfaction of any other restrictions prescribed by the Committee with respect to such Awards.

            10.3  Registration; Restricted Share Certificates.

                        Pursuant to Section 3.7, to the extent that ownership of Restricted Stock is evidenced by a book-entry registration or direct registration (including transaction advices), such registration shall be notated to evidence the restrictions imposed on such Award of Restricted Stock under the Plan and the applicable Award Agreement. Subject to Section 3.7 and the immediately following sentence, the Company may issue, in the name of each Grantee to whom Restricted Stock has been granted, share certificates representing the total number of shares of Restricted Stock granted to the Grantee, as soon as reasonably practicable after the Grant Date of such Restricted Stock. The Committee may provide in an Award Agreement with respect to an Award of Restricted Stock that either (a) the Secretary of the Company shall hold such share certificates for such Grantee's benefit until such time as such shares of Restricted Stock are forfeited to the Company or the restrictions applicable thereto lapse and such Grantee shall deliver a stock power to the Company with respect to each share certificate, or (b) such share certificates shall be delivered to such Grantee, provided that such share certificates shall bear legends that comply with applicable securities laws and regulations and make appropriate reference to the restrictions imposed on such Award of Restricted Stock under the Plan and such Award Agreement.

            10.4  Rights of Holders of Restricted Stock.

                        Unless the Committee otherwise provides in an Award Agreement, holders of Restricted Stock shall have the right to vote such shares of Restricted Stock and the right to receive any dividends declared or paid with respect to such shares of Restricted Stock. The Committee may provide that any dividends paid on Restricted Stock must be reinvested in shares of Stock, which may or may not be subject to the same vesting conditions and restrictions as the vesting conditions and restrictions applicable to such Restricted Stock. Dividends paid on Restricted Stock which vests or is earned based upon the achievement of performance goals shall not vest unless such performance goals for such Restricted Stock are achieved, and if such performance goals are not achieved, the Grantee of such Restricted Stock shall promptly forfeit and repay to the Company such dividend payments. All stock distributions, if any, received by a Grantee with respect to Restricted Stock as a result of any stock split, stock dividend, combination of stock, or other similar transaction shall be subject to the vesting conditions and restrictions applicable to such Restricted Stock.

            10.5  Rights of Holders of Stock Units.

                        10.5.1  Voting and Dividend Rights.

                        Holders of Stock Units shall have no rights as stockholders of the Company (for example, the right to receive cash or dividend payments or distributions attributable to the shares of Stock subject to such Stock Units, to direct the voting of the shares of Stock subject to such Stock Units, or to receive notice of any meeting of the Company's stockholders). The Committee may provide in an Award Agreement evidencing a grant of Stock Units that the holder of such Stock Units shall be entitled to receive, upon the Company's payment of a cash dividend on its outstanding shares of Stock, a cash payment for each such Stock Unit which is equal to the per-share dividend paid on such shares of Stock. Dividends paid on Stock Units which vest or are earned based upon the achievement of performance goals shall not vest unless such performance goals for such Stock Units are achieved. Such Award Agreement also may provide that such cash payment shall be deemed reinvested in additional Stock Units at a price per unit equal to the Fair Market Value of a share of Stock on the date on which such cash dividend is paid. Such cash payments paid in connection with Stock Units which vest or are earned based upon the achievement of performance goals shall not vest unless such performance goals for such Stock Units are achieved, and if such performance goals are not achieved, the Grantee of such Stock Units shall promptly forfeit and repay to the Company such cash payments.

                        10.5.2  Creditor's Rights.

                        A holder of Stock Units shall have no rights other than those of a general unsecured creditor of the Company. Stock Units represent unfunded and unsecured obligations of the Company, subject to the terms and conditions of the applicable Award Agreement.

            10.6  Termination of Service.

                        Unless the Committee otherwise provides in an Award Agreement, in another agreement with the Grantee or otherwise in writing after such Award Agreement is entered into, but prior to termination of Grantee's Service, upon the termination of such Grantee's Service, any Restricted Stock or Stock Units held by such Grantee that have not vested, or with respect to which all applicable restrictions and conditions have not lapsed, shall immediately be deemed forfeited. Upon forfeiture of such Restricted Stock or Stock Units, the Grantee thereof shall have no further rights with respect thereto, including any right to vote such Restricted Stock or any right to receive dividends with respect to such Restricted Stock or Stock Units.

            10.7  Purchase of Restricted Stock and Shares of Stock Subject to Stock Units.

                        The Grantee of an Award of Restricted Stock or vested Stock Units shall be required, to the extent required by Applicable Laws, to purchase such Restricted Stock or the shares of Stock subject to such vested Stock Units from the Company at a purchase price equal to the greater of (x) the aggregate par value of the shares of Stock represented by such Restricted Stock or such vested Stock Units or (y) the purchase price, if any, specified in the Award Agreement relating to such Restricted Stock or such vested Stock Units. Such purchase price shall be payable in a form provided in Section 12 or, in the sole discretion of the Committee, in consideration for Service rendered or to be rendered to the Company or an Affiliate.

            10.8  Delivery of Shares of Stock.

                        Upon the expiration or termination of any Restricted Period and the satisfaction of any other conditions prescribed by the Committee, including, but not limited to, any delayed delivery period, the restrictions applicable to Restricted Stock or Stock Units settled in shares of Stock shall lapse, and, unless otherwise provided in the applicable Award Agreement, a book-entry or direct registration (including transaction advices) or a share certificate evidencing ownership of such shares of Stock shall, consistent with Section 3.7, be issued, free of all such restrictions, to the Grantee thereof or such Grantee's beneficiary or estate, as the case may be. Neither the Grantee, nor the Grantee's beneficiary or estate, shall have any further rights with regard to a Stock Unit once the shares of Stock represented by such Stock Unit have been delivered in accordance with this Section 10.8.

11.  TERMS AND CONDITIONS OF UNRESTRICTED STOCK AWARDS AND OTHER EQUITY-BASED AWARDS

            11.1  Unrestricted Stock Awards.

                        The Committee may, in its sole discretion, grant (or sell at the par value of a share of Stock or at such other higher purchase price as shall be determined by the Committee) an Award to any Grantee pursuant to which such Grantee may receive shares of Stock free of any restrictions ("Unrestricted Stock") under the Plan. Unrestricted Stock Awards may be granted or sold to any Grantee as provided in the immediately preceding sentence in respect of past Service or, if so provided in the related Award Agreement or a separate agreement, the promise by the Grantee to perform future Service, to the Company or an Affiliate or other valid consideration, or in lieu of, or in addition to, any cash compensation due to such Grantee.

            11.2  Other Equity-Based Awards.

                        The Committee may, in its sole discretion, grant Awards in the form of Other Equity-Based Awards, as deemed by the Committee to be consistent with the purposes of the Plan. Awards granted pursuant to this Section 11.2 may be granted with vesting, value and/or payment contingent upon the achievement of one or more performance goals. The Committee shall determine the terms and conditions of Other Equity-Based Awards at the Grant Date or thereafter. Any dividends paid on Other Equity-Based Awards which vest or are earned based upon the achievement of performance goals shall not vest unless such performance goals for such Other Equity-Based Awards are achieved. Unless the Committee otherwise provides in an Award Agreement, in another agreement with the Grantee, or otherwise in writing after such Award Agreement is issued, upon the termination of a Grantee's Service, any Other Equity-Based Awards held by such Grantee that have not vested, or with respect to which all applicable restrictions and conditions have not lapsed, shall immediately be deemed forfeited. Upon forfeiture of any Other Equity-Based Award, the Grantee thereof shall have no further rights with respect to such Other Equity-Based Award.

12.  FORM OF PAYMENT FOR OPTIONS AND RESTRICTED STOCK

            12.1  General Rule.

                        Payment of the Option Price for the shares of Stock purchased pursuant to the exercise of an Option or the purchase price, if any, for Restricted Stock shall be made in cash or in cash equivalents acceptable to the Company.

            12.2  Surrender of Shares of Stock.

                        To the extent that the applicable Award Agreement so provides, payment of the Option Price for shares of Stock purchased pursuant to the exercise of an Option or the purchase price, if any, for Restricted Stock may be made all or in part through the tender or attestation to the Company of shares of Stock, which shall be valued, for purposes of determining the extent to which such Option Price or purchase price has been paid thereby, at their Fair Market Value on the date of such tender or attestation.

            12.3  Cashless Exercise.

                        To the extent permitted by Applicable Laws and to the extent the Award Agreement so provides, payment of the Option Price for shares of Stock purchased pursuant to the exercise of an Option may be made all or in part by delivery (on a form acceptable to the Committee) of an irrevocable direction to a licensed securities broker acceptable to the Company to sell shares of Stock and to deliver all or part of the proceeds of such sale to the Company in payment of such Option Price and any withholding taxes described in Section 18.3, or, with the consent of the Company, by issuing the number of shares of Stock equal in value to the difference between such Option Price and the Fair Market Value of the shares of Stock subject to the portion of such Option being exercised.

            12.4  Other Forms of Payment.

                        To the extent the Award Agreement so provides and/or unless otherwise specified in an Award Agreement, payment of the Option Price for shares of Stock purchased pursuant to exercise of an Option or the purchase price, if any, for Restricted Stock may be made in any other form that is consistent with Applicable Laws, including (a) Service by the Grantee thereof to the Company or an Affiliate and (b) by withholding shares of Stock that would otherwise vest or be issuable in an amount equal to the Option Price or purchase price and the required tax withholding amount.

13.  TERMS AND CONDITIONS OF DIVIDEND EQUIVALENT RIGHTS

            13.1  Dividend Equivalent Rights.

                        A Dividend Equivalent Right is an Award entitling the recipient thereof to receive credits based on cash distributions that would have been paid on the shares of Stock specified in such Dividend Equivalent Right (or other Award to which such Dividend Equivalent Right relates) if such shares of Stock had been issued to and held by the recipient of such Dividend Equivalent Right as of the record date. A Dividend Equivalent Right may be granted hereunder to any Grantee, provided that no Dividend Equivalent Rights may be granted in connection with, or related to, an Award of Options or SARs. The terms and conditions of Dividend Equivalent Rights shall be specified in the Award Agreement therefor. Dividend equivalents credited to the holder of a Dividend Equivalent Right may be paid currently (with or without being subject to forfeiture or a repayment obligation) or may be deemed to be reinvested in additional shares of Stock, which may thereafter accrue additional Dividend Equivalent

Rights (with or without being subject to forfeiture or a repayment obligation). Any such reinvestment shall be at the Fair Market Value thereof on the date of such reinvestment. Dividend Equivalent Rights may be settled in cash or shares of Stock or a combination thereof, in a single installment or in multiple installments, all as determined in the sole discretion of the Committee. A Dividend Equivalent Right granted as a component of another Award may provide that such Dividend Equivalent Right shall be settled upon exercise, settlement, or payment of, or lapse of restrictions on, such other Award, and that such Dividend Equivalent Right shall expire or be forfeited or annulled under the same conditions as such other Award. A Dividend Equivalent Right granted as a component of another Award also may contain terms and conditions which are different from the terms and conditions of such other Award, provided that Dividend Equivalent Rights credited pursuant to a Dividend Equivalent Right granted as a component of another Award which vests or is earned based upon the achievement of performance goals shall not vest unless such performance goals for such underlying Award are achieved, and if such performance goals are not achieved, the Grantee of such Dividend Equivalent Rights shall promptly forfeit and repay to the Company payments made in connection with such Dividend Equivalent Rights.

            13.2  Termination of Service.

                        Unless the Committee otherwise provides in an Award Agreement, in another agreement with the Grantee, or otherwise in writing after such Award Agreement is issued, a Grantee's rights in all Dividend Equivalent Rights shall automatically terminate upon such Grantee's termination of Service for any reason.

14.  TERMS AND CONDITIONS OF PERFORMANCE-BASED AWARDS

            14.1  Grant of Performance-Based Awards.

                        Subject to the terms and provisions of the Plan, the Committee, at any time and from time to time, may grant Performance-Based Awards to a Plan participant in such amounts and upon such terms as the Committee shall determine.

            14.2  Value of Performance-Based Awards.

                        Each grant of a Performance-Based Award shall have an actual or target number of shares of Stock or initial value that is established by the Committee at the time of grant. The Committee shall set performance goals in its discretion which, depending on the extent to which they are achieved, shall determine the value and/or number of shares of Stock subject to a Performance-Based Award that will be paid out to the Grantee thereof.

            14.3  Earning of Performance-Based Awards.

                        Subject to the terms of the Plan, in particular Section 14.6.3, after the applicable Performance Period has ended, the Grantee of Performance-Based Awards shall be entitled to receive a payout on the number of the Performance-Based Awards or value earned by such Grantee over such Performance Period.

            14.4  Form and Timing of Payment of Performance-Based Awards.

                        Payment of earned Performance-Based Awards shall be made in the manner described in the applicable Award Agreement as determined by the Committee. Subject to the terms of the Plan, the Committee, in its sole discretion, may pay earned Performance-Based Awards in the form of cash or shares of Stock (or a combination thereof) equal to the value of such earned Performance-Based Awards and shall pay the Awards that have been earned at the close of the applicable Performance Period, or as soon as reasonably practicable after the Committee has determined that the performance goal or goals relating thereto have been achieved; provided that, unless specifically provided in the Award Agreement for such Awards, such payment shall occur no later than the 15th day of the third month following the end of the calendar year in which such Performance Period ends. Any shares of Stock paid out under such Performance-Based Awards may be granted subject to any restrictions deemed appropriate by the Committee. The determination of the Committee with respect to the form of payout of such Performance-Based Awards shall be set forth in the Award Agreement therefor.

            14.5  Performance Conditions.

                        The right of a Grantee to exercise or receive a grant or settlement of any Performance-Based Award, and the timing thereof, may be subject to such performance conditions as may be specified by the Committee. The Committee may use such business criteria and other measures of performance as it may deem appropriate in establishing any performance conditions. If and to the extent required under Code Section 162(m), any power or authority relating to an Award intended to qualify under Code Section 162(m) shall be exercised by the Committee and not by the Board.

            14.6  Performance-Based Awards Granted to Designated Covered Employees.

                        If and to the extent that the Committee determines that a Performance-Based Award to be granted to a Grantee should constitute "qualified performance-based compensation" for purposes of Code Section 162(m), the grant, exercise and/or settlement of such Award shall be contingent upon achievement of pre-established performance goals and other terms set forth in this Section 14.6.

                        14.6.1  Performance Goals Generally.

                        The performance goals for Performance-Based Awards shall consist of one or more business criteria and a targeted level or levels of performance with respect to each of such criteria, as specified by the Committee consistent with this Section 14.6. Performance goals shall be objective and shall otherwise meet the requirements of Code Section 162(m), including the requirement that the level or levels of performance targeted by the Committee result in the achievement of performance goals being "substantially uncertain." The Committee may determine that such Awards shall be granted, exercised and/or settled upon achievement of any single performance goal or of two (2) or more performance goals. Performance goals may differ for Awards granted to any one Grantee or to different Grantees.

                        14.6.2  Timing For Establishing Performance Goals.

                        Performance goals for any Performance-Based Award shall be established not later than the earlier of (a) 90 days after the beginning of any Performance Period applicable to such Award, and (b) the date on which twenty-five percent (25%) of any Performance Period applicable to such Award has expired, or at such other date as may be required or permitted for compensation payable to a Covered Employee to constitute Performance-Based Compensation.

                        14.6.3  Payment of Awards; Other Terms.

                        Payment of Performance-Based Awards shall be in cash, shares of Stock, or other Awards, including an Award that is subject to additional Service-based vesting, as determined in the sole discretion of the Committee. The Committee may, in its sole discretion, reduce the amount of a payment otherwise to be made in connection with such Awards. The Committee shall specify the circumstances in which such Performance-Based Awards shall be paid or forfeited in the event of termination of Service by the Grantee prior to the end of a Performance Period or settlement of such Awards. In the event payment of the Performance-Based Award is made in the form of another Award subject to Service-based vesting, the Committee shall specify the circumstances in which the payment Award will be paid or forfeited in the event of a termination of Service.

                        14.6.4  Performance Measures.

                        The performance goals upon which the payment or vesting of a Performance-Based Award to a Covered Employee that is intended to qualify as Performance-Based Compensation may be conditioned shall be limited to the following Performance Measures, with or without adjustment:

      (a)
      net earnings or net income;

      (b)
      operating earnings;

      (c)
      pretax earnings;

      (d)
      earnings per share;

      (e)
      share price, including growth measures and total stockholder return;

      (f)
      earnings before interest and taxes;

      (g)
      earnings before interest, taxes, depreciation and/or amortization;

      (h)
      earnings before interest, taxes, depreciation and/or amortization as adjusted to exclude any one or more of the following:

      •
      stock-based compensation expense;
      •
      income from discontinued operations;
      •
      gain on cancellation of debt;

        •
        debt extinguishment and related costs;
        •
        restructuring, separation and/or integration charges and costs;
        •
        reorganization and/or recapitalization charges and costs;
        •
        impairment charges;
        •
        gain or loss related to investments;
        •
        sales and use tax settlement; and
        •
        gain on non-monetary transactions.

      (i)
      sales or revenue growth, whether in general, by type of product or service, or by type of customer;

      (j)
      gross or operating margins;

      (k)
      return measures, including return on assets, capital, investment, equity, sales or revenue;

      (l)
      cash flow, including:

      •
      operating cash flow;
      •
      free cash flow, defined as earnings before interest, taxes, depreciation and/or amortization (as adjusted to exclude any one or more of the items that may be excluded pursuant to the Performance Measure specified in clause (h) above) less capital expenditures;
      •
      levered free cash flow, defined as free cash flow less interest expense;
      •
      cash flow return on equity; and
      •
      cash flow return on investment;

      (m)
      productivity ratios;

      (n)
      expense targets;

      (o)
      market share;

      (p)
      financial ratios as provided in credit agreements of the Company and its subsidiaries;

      (q)
      working capital targets;

      (r)
      completion of acquisitions of businesses or companies;

      (s)
      completion of divestitures and asset sales;

      (t)
      customer satisfaction;

      (u)
      overhead costs;

      (v)
      burn rates;

      (w)
      resource and reserve identification and targeting;

      (x)
      attainment of measurable objectives with respect to compliant resource statements or technical reports;

      (y)
      safety and environmental performance;

      (z)
      completion of capital markets transactions as approved by the Board; or

      (aa)
      any combination of the foregoing business criteria.

                        Performance under any of the foregoing Performance Measures (a) may be used to measure the performance of (i) the Company and its Subsidiaries and other Affiliates as a whole, (ii) the Company, any Subsidiary, and/or any other Affiliate or any combination thereof, or (iii) any one or more business units of the Company, any Subsidiary, and/or any other Affiliate, as the Committee, in its sole discretion, deems appropriate and (b) may be compared to the performance of one or more other companies or one or more published or special indices designated or approved by the Committee for such comparison, as the Committee, in its sole discretion, deems appropriate. In addition, the Committee, in its sole discretion, may select performance under the Performance Measure specified in clause (e) above for comparison to performance under one or more stock market indices designated or approved by the Committee. The Committee also shall have the authority to provide for accelerated vesting of any Performance-Based Award based on the achievement of performance goals pursuant to the Performance Measures specified in this Section 14.

                        14.6.5  Evaluation of Performance.

                        The Committee may provide in any Performance-Based Award that any evaluation of performance may include or exclude any of the following events that occur during a Performance Period: (a) asset write-downs; (b) litigation or claims, judgments or settlements; (c) the effect of changes in tax laws, accounting principles or other laws or provisions affecting reported results; (d) any reorganization or restructuring events or programs; (e) extraordinary, non-core, non-operating or non-recurring items; (f) acquisitions or divestitures; and (g) foreign exchange gains and losses. To the extent such inclusions or exclusions affect Awards to Covered Employees that are intended to qualify as Performance-Based Compensation, such inclusions or exclusions shall be prescribed in a form that meets the requirements of Code Section 162(m) for deductibility.

                        14.6.6  Adjustment of Performance-Based Compensation.

                        The Committee shall have the sole discretion to adjust Awards that are intended to qualify as Performance-Based Compensation, either on a formula or discretionary basis, or on any combination thereof, as the Committee determines consistent with the requirements of Code Section 162(m) for deductibility.

                        14.6.7  Committee Discretion.

                        In the event that Applicable Laws change to permit Committee discretion to alter the governing Performance Measures without obtaining stockholder approval of such changes,

the Committee shall have sole discretion to make such changes without obtaining stockholder approval, provided that the exercise of such discretion shall not be inconsistent with the requirements of Code Section 162(m). In addition, in the event that the Committee determines that it is advisable to grant Awards that shall not qualify as Performance-Based Compensation, the Committee may make such grants without satisfying the requirements of Code Section 162(m) and base vesting on Performance Measures other than those set forth in Section 14.6.4.

            14.7  Status of Awards Under Code Section 162(m).

                        It is the intent of the Company that Performance-Based Awards under Section 14.6 granted to persons who are designated by the Committee as likely to be Covered Employees within the meaning of Code Section 162(m) and the regulations promulgated thereunder shall, if so designated by the Committee, constitute "qualified performance-based compensation" within the meaning of Code Section 162(m). Accordingly, the terms of Section 14.6, including the definitions of Covered Employee and other terms used therein, shall be interpreted in a manner consistent with Code Section 162(m). If any provision of the Plan or any agreement relating to any such Performance-Based Award does not comply or is inconsistent with the requirements of Code Section 162(m), such provision shall be construed or deemed amended to the extent necessary to conform to such requirements.

15.  PARACHUTE LIMITATIONS

            If any Grantee is a "disqualified individual," as defined in Code Section 280G(c), then, notwithstanding any other provision of the Plan or of any other agreement, contract, or understanding heretofore or hereafter entered into by such Grantee with the Company or an Affiliate, except an agreement, contract, or understanding that expressly addresses Code Section 280G or Code Section 4999 (an "Other Agreement"), and notwithstanding any formal or informal plan or other arrangement for the direct or indirect provision of compensation to the Grantee (including groups or classes of Grantees or beneficiaries of which the Grantee is a member), whether or not such compensation is deferred, is in cash, or is in the form of a benefit to or for the Grantee (a "Benefit Arrangement"), any right of the Grantee to any exercise, vesting, payment, or benefit under the Plan shall be reduced or eliminated:

    (a)
    to the extent that such right to exercise, vesting, payment, or benefit, taking into account all other rights, payments, or benefits to or for the Grantee under the Plan, all Other Agreements, and all Benefit Arrangements, would cause any exercise, vesting, payment, or benefit to the Grantee under the Plan to be considered a "parachute payment" within the meaning of Code Section 280G(b)(2) as then in effect (a "Parachute Payment"); and

    (b)
    if, as a result of receiving such Parachute Payment, the aggregate after-tax amounts received by the Grantee from the Company under the Plan, all Other Agreements, and all Benefit Arrangements would be less than the maximum after-tax amount that could be received by the Grantee without causing any such payment or benefit to be considered a Parachute Payment.

            The Company shall accomplish such reduction by first reducing or eliminating any cash payments (with the payments to be made furthest in the future being reduced first), then by reducing or eliminating any accelerated vesting of Performance-Based Awards, then by reducing or eliminating any accelerated vesting of Options or SARs, then by reducing or eliminating any accelerated vesting of Restricted Stock or Stock Units, then by reducing or eliminating any other remaining Parachute Payments.

16.  REQUIREMENTS OF LAW

            16.1  General.

                        The Company shall not be required to offer, sell or issue any shares of Stock under any Award, whether pursuant to the exercise of an Option or SAR or otherwise, if the offer, sale or issuance of such shares of Stock would constitute a violation by the Grantee, the Company or an Affiliate, or any other person, of any provision of Applicable Laws, including any federal or state securities laws or regulations. If at any time the Company shall determine, in its discretion, that the listing, registration or qualification of any shares of Stock subject to an Award upon any securities exchange or under any governmental regulatory body is necessary or desirable as a condition of, or in connection with, the offering, issuance, sale or purchase of shares of Stock in connection with any Award, no shares of Stock may be offered, issued or sold to the Grantee or any other person under such Award, whether pursuant to the exercise of an Option or SAR or otherwise, unless such listing, registration or qualification shall have been effected or obtained free of any conditions not acceptable to the Company, and any delay caused thereby shall in no way affect the date of termination of such Award. Without limiting the generality of the foregoing, upon the exercise of any Option or any SAR that may be settled in shares of Stock or the delivery of any shares of Stock underlying an Award, unless a registration statement under the Securities Act is in effect with respect to the shares of Stock subject to such Award, the Company shall not be required to offer, sell or issue such shares of Stock unless the Committee shall have received evidence satisfactory to it that the Grantee or any other person exercising such Option or SAR or accepting delivery of such shares may acquire such shares of Stock pursuant to an exemption from registration under the Securities Act. Any determination in this connection by the Committee shall be final, binding, and conclusive. The Company may register, but shall in no event be obligated to register, any shares of Stock or other securities issuable pursuant to the Plan pursuant to the Securities Act. The Company shall not be obligated to take any affirmative action in order to cause the exercise of an Option or a SAR or the issuance of shares of Stock or other securities issuable pursuant to the Plan or any Award to comply with any Applicable Laws. As to any jurisdiction that expressly imposes the requirement that an Option or SAR that may be settled in shares of Stock shall not be exercisable until the shares of Stock subject to such Option or SAR are registered under the securities laws thereof or are exempt from such registration, the exercise of such Option or SAR under circumstances in which the laws of such jurisdiction apply shall be deemed conditioned upon the effectiveness of such registration or the availability of such an exemption.

            16.2  Rule 16b-3.

                        During any time when the Company has a class of equity security registered under Section 12 of the Exchange Act, it is the intention of the Company that Awards pursuant to the Plan and the exercise of Options and SARs granted hereunder that would otherwise be subject to Section 16(b) of the Exchange Act shall qualify for the exemption provided by Rule 16b-3 under the Exchange Act. To the extent that any provision of the Plan or action by the Committee does not comply with the requirements of such Rule 16b-3, such provision or action shall be deemed inoperative with respect to such Awards to the extent permitted by Applicable Laws and deemed advisable by the Committee, and shall not affect the validity of the Plan. In the event that such Rule 16b-3 is revised or replaced, the Board may exercise its discretion to modify the Plan in any respect necessary or advisable in its judgment to satisfy the requirements of, or to permit the Company to avail itself of the benefits of, the revised exemption or its replacement.

17.  EFFECT OF CHANGES IN CAPITALIZATION

            17.1  Changes in Stock.

                        If the number of outstanding shares of Stock is increased or decreased or the shares of Stock are changed into or exchanged for a different number of shares or kind of capital stock or other securities of the Company on account of any recapitalization, reclassification, stock split, reverse stock split, spin-off, combination of stock, exchange of stock, stock dividend or other distribution payable in capital stock, or other increase or decrease in shares of Stock effected without receipt of consideration by the Company occurring after the Effective Date, the number and kinds of shares of stock for which grants of Options and other Awards may be made under the Plan, including the share limits set forth in Section 6.2, shall be adjusted proportionately and accordingly by the Committee. In addition, the number and kind of shares of stock for which Awards are outstanding shall be adjusted proportionately and accordingly by the Committee so that the proportionate interest of the Grantee therein immediately following such event shall, to the extent practicable, be the same as immediately before such event. Any such adjustment in outstanding Options or SARs shall not change the aggregate Option Price or SAR Price payable with respect to shares that are subject to the unexercised portion of such outstanding Options or SARs, as applicable, but shall include a corresponding proportionate adjustment in the per share Option Price or SAR Price, as the case may be. The conversion of any convertible securities of the Company shall not be treated as an increase in shares effected without receipt of consideration. Notwithstanding the foregoing, in the event of any distribution to the Company's stockholders of securities of any other entity or other assets (including an extraordinary dividend, but excluding a non-extraordinary dividend, declared and paid by the Company) without receipt of consideration by the Company, the Board or the Committee constituted pursuant to Section 3.1.2 shall, in such manner as the Board or the Committee deems appropriate, adjust (a) the number and kind of shares of stock subject to outstanding Awards and/or (b) the aggregate and per share Option Price of outstanding Options and the aggregate and per share SAR Price of outstanding SARs as required to reflect such distribution.

            17.2  Reorganization in Which the Company Is the Surviving Entity Which Does not Constitute a Change in Control.

                        Subject to Section 17.3, if the Company shall be the surviving entity in any reorganization, merger or consolidation of the Company with one or more other entities which does not constitute a Change in Control, any Option or SAR theretofore granted pursuant to the Plan shall pertain to and apply to the securities to which a holder of the number of shares of Stock subject to such Option or SAR would have been entitled immediately following such reorganization, merger or consolidation, with a corresponding proportionate adjustment of the per share Option Price or SAR Price so that the aggregate Option Price or SAR Price thereafter shall be the same as the aggregate Option Price or SAR Price of the shares of Stock remaining subject to the Option or SAR as in effect immediately prior to such reorganization, merger, or consolidation. Subject to any contrary language in an Award Agreement or in another agreement with the Grantee, or otherwise set forth in writing, any restrictions applicable to such Award shall apply as well to any replacement shares received by the Grantee as a result of such reorganization, merger or consolidation. In the event of any reorganization, merger or consolidation of the Company referred to in this Section 17.2, Performance-Based Awards shall be adjusted (including any adjustment to the Performance Measures applicable to such Awards deemed appropriate by the Committee) so as to apply to the securities that a holder of the number of shares of Stock subject to the Performance-Based Awards would have been entitled to receive immediately following such reorganization, merger or consolidation.

            17.3  Change in Control in which Awards are not Assumed.

                        Except as otherwise provided in the applicable Award Agreement or in another agreement with the Grantee, or as otherwise set forth in writing, upon the occurrence of a Change in Control in which outstanding Options, SARs, Restricted Stock, Stock Units, Dividend Equivalent Rights or Other Equity-Based Awards are not being assumed or continued, the following provisions shall apply to such Award, to the extent not assumed or continued:

      (a)
      in each case with the exception of Performance-Based Awards, all outstanding Restricted Stock shall be deemed to have vested, all Stock Units shall be deemed to have vested and the shares of Stock subject thereto shall be delivered, and all Dividend Equivalent Rights shall be deemed to have vested and the shares of Stock subject thereto shall be delivered, immediately prior to the occurrence of such Change in Control, and either of the following two actions shall be taken:

        (i)
        fifteen (15) days prior to the scheduled consummation of such Change in Control, all Options and SARs outstanding hereunder shall become immediately exercisable and shall remain exercisable for a period of fifteen (15) days, which exercise shall be effective upon such consummation; or

        (ii)
        the Committee may elect, in its sole discretion, to cancel any outstanding Awards of Options, SARs, Restricted Stock, Stock

              Units and/or Dividend Equivalent Rights and pay or deliver, or cause to be paid or delivered, to the holder thereof an amount in cash or securities having a value (as determined by the Committee acting in good faith), in the case of Restricted Stock or Stock Units and Dividend Equivalent Rights (for shares of Stock subject thereto), equal to the formula or fixed price per share paid to holders of shares of Stock pursuant to such Change in Control and, in the case of Options or SARs, equal to the product of the number of shares of Stock subject to such Options or SARs (the "Award Stock") multiplied by the amount, if any, by which (x) the formula or fixed price per share paid to holders of shares of Stock pursuant to such transaction exceeds (y) the Option Price or SAR Price applicable to such Award Stock.

      (b)
      For Performance-Based Awards denominated in Stock, if less than half of the Performance Period has lapsed, such Awards shall be treated as though target performance has been achieved. If at least half the Performance Period has lapsed, actual performance to date shall be determined as of a date reasonably proximal to the date of consummation of the Change in Control as determined by the Committee in its sole discretion, and that level of performance thus determined shall be treated as achieved immediately prior to occurrence of the Change in Control. For purposes of the preceding sentence, if, based on the discretion of the Committee, actual performance is not determinable, the Awards shall be treated as though target performance has been achieved. After application of this Section 17.3(b), if any Awards arise from application of this Section 17, such Awards shall be settled under the applicable provision of Section 17.3(a).

      (c)
      Other Equity-Based Awards shall be governed by the terms of the applicable Award Agreement.

                        With respect to the Company's establishment of an exercise window, (A) any exercise of an Option or SAR during the fifteen (15)-day period referred to above shall be conditioned upon the consummation of the applicable Change in Control and shall be effective only immediately before the consummation thereof, and (B) upon consummation of any Change in Control, the Plan and all outstanding but unexercised Options and SARs shall terminate. The Committee shall send notice of an event that shall result in such a termination to all natural persons and entities who hold Options and SARs not later than the time at which the Company gives notice thereof to its stockholders.

            17.4  Change in Control in which Awards are Assumed.

                        Except as otherwise provided in the applicable Award Agreement or in another agreement with the Grantee, or as otherwise set forth in writing, upon the occurrence of a Change in Control in which outstanding Options, SARs, Restricted Stock, Stock Units,

Dividend Equivalent Rights or Other Equity-Based Awards are being assumed or continued, the following provisions shall apply to such Award, to the extent assumed or continued:

                        The Plan and the Options, SARs, Restricted Stock, Stock Units, Dividend Equivalent Rights and Other Equity-Based Awards granted under the Plan shall continue in the manner and under the terms so provided in the event of any Change in Control to the extent that provision is made in writing in connection with such Change in Control for the assumption or continuation of such Options, SARs, Restricted Stock, Stock Units, Dividend Equivalent Rights and Other Equity-Based Awards, or for the substitution for such Options, SARs, Restricted Stock, Stock Units, Dividend Equivalent Rights and Other Equity-Based Awards of new common stock options, stock appreciation rights, restricted stock, common stock units, dividend equivalent rights and other equity-based awards relating to the stock of a successor entity, or a parent or subsidiary thereof, with appropriate adjustments as to the number of shares (disregarding any consideration that is not common stock) and option and stock appreciation rights exercise prices. In the event an Award is assumed, continued or substituted upon the consummation of any Change in Control and the employment of such Grantee with the Company or an Affiliate is terminated without Cause within one year following the consummation of such Change in Control, such Award shall be fully vested and may be exercised in full, to the extent applicable, beginning on the date of such termination and for the one-year period immediately following such termination or for such longer period as the Committee shall determine.

            17.5  Adjustments

                        Adjustments under this Section 17 related to shares of Stock or other securities of the Company shall be made by the Committee, whose determination in that respect shall be final, binding and conclusive. No fractional shares or other securities shall be issued pursuant to any such adjustment, and any fractions resulting from any such adjustment shall be eliminated in each case by rounding downward to the nearest whole share. The Committee may provide in the applicable Award Agreement at the time of grant, in another agreement with the Grantee, or otherwise in writing at any time thereafter with the consent of the Grantee, for different provisions to apply to an Award in place of those provided in Sections 17.1, 17.2, 17.3 and 17.4. This Section 17 shall not limit the Committee's ability to provide for alternative treatment of Awards outstanding under the Plan in the event of a change in control event involving the Company that is not a Change in Control.

            17.6  No Limitations on Company.

                        The making of Awards pursuant to the Plan shall not affect or limit in any way the right or power of the Company to make adjustments, reclassifications, reorganizations, or changes of its capital or business structure or to merge, consolidate, dissolve, or liquidate, or to sell or transfer all or any part of its business or assets (including all or any part of the business or assets of any Subsidiary or other Affiliate) or engage in any other transaction or activity.

18.  GENERAL PROVISIONS

            18.1  Disclaimer of Rights.

                        No provision in the Plan or in any Award or Award Agreement shall be construed to confer upon any individual the right to remain in the employ or Service of the Company or an Affiliate, or to interfere in any way with any contractual or other right or authority of the Company or an Affiliate either to increase or decrease the compensation or other payments to any natural person or entity at any time, or to terminate any employment or other relationship between any natural person or entity and the Company or an Affiliate. In addition, notwithstanding anything contained in the Plan to the contrary, unless otherwise stated in the applicable Award Agreement, in another agreement with the Grantee, or otherwise in writing, no Award granted under the Plan shall be affected by any change of duties or position of the Grantee thereof, so long as such Grantee continues to provide Service. The obligation of the Company to pay any benefits pursuant to the Plan shall be interpreted as a contractual obligation to pay only those amounts provided herein, in the manner and under the conditions prescribed herein. The Plan and Awards shall in no way be interpreted to require the Company to transfer any amounts to a third-party trustee or otherwise hold any amounts in trust or escrow for payment to any Grantee or beneficiary under the terms of the Plan.

            18.2  Nonexclusivity of the Plan.

                        Neither the adoption of the Plan nor the submission of the Plan to the stockholders of the Company for approval shall be construed as creating any limitations upon the right and authority of the Board to adopt such other incentive compensation arrangements (which arrangements may be applicable either generally to a class or classes of individuals or specifically to a particular individual or particular individuals) as the Board in its discretion determines desirable.

            18.3  Withholding Taxes.

                        The Company or an Affiliate, as the case may be, shall have the right to deduct from payments of any kind otherwise due to a Grantee any federal, state, or local taxes of any kind required by law to be withheld with respect to the vesting of or other lapse of restrictions applicable to an Award or upon the issuance of any shares of Stock upon the exercise of an Option or pursuant to any other Award. At the time of such vesting, lapse, or exercise, the Grantee shall pay in cash to the Company or an Affiliate, as the case may be, any amount that the Company or such Affiliate may reasonably determine to be necessary to satisfy such withholding obligation; provided that if there is a same-day sale of shares of Stock subject to an Award, the Grantee shall pay such withholding obligation on the day on which such same-day sale is completed. Subject to the prior approval of the Company or an Affiliate, which may be withheld by the Company or such Affiliate, as the case may be, in its sole discretion, the Grantee may elect to satisfy such withholding obligation, in whole or in part, (a) by causing the Company or such Affiliate to withhold shares of Stock otherwise issuable to the Grantee or (b) by delivering to the Company or such Affiliate shares of Stock already owned by the Grantee. The shares of Stock so withheld or delivered shall have an aggregate Fair Market Value equal to such withholding obligation. The Fair Market Value of the shares of Stock used to satisfy such withholding obligation shall be determined by the Company or such Affiliate as of the date on which the amount of tax to be withheld is to be determined. A Grantee who has made an election pursuant to this Section 18.3 may satisfy such Grantee's withholding obligation only with shares of Stock that are not subject to any repurchase, forfeiture, unfulfilled vesting, or other similar requirements. The maximum number of shares of Stock that may be withheld from any Award to satisfy any federal, state or local tax withholding requirements upon the exercise, vesting, or lapse of restrictions applicable to any Award or payment of shares of Stock pursuant to such Award, as applicable, may not exceed such number of shares of Stock having a Fair Market Value equal to the minimum statutory amount required by the Company or the applicable Affiliate to be withheld and paid to any such federal, state or local taxing authority with respect to such exercise, vesting, lapse of restrictions, or payment of shares of Stock. Notwithstanding Section 2.21 or this Section 18.3, for purposes of determining taxable income and the amount of the related tax withholding obligation pursuant to this Section 18.3, for any shares of Stock subject to an Award that are sold by or on behalf of a Grantee on the same date on which such shares may first be sold pursuant to the terms of the related Award Agreement, the Fair Market Value of such shares shall be the sale price of such shares on such date (or if sales of such shares are effectuated at more than one sale price, the weighted average sale price of such shares on such date), so long as such Grantee has provided the Company, or its designee or agent, with advance written notice of such sale. In such case, the percentage of shares of Stock withheld shall equal the applicable minimum withholding rate.

            18.4  Captions.

                        The use of captions in the Plan or any Award Agreement is for convenience of reference only and shall not affect the meaning of any provision of the Plan or such Award Agreement.

            18.5  Construction.

                        Unless the context otherwise requires, all references in the Plan to "including" shall mean "including, without limitation."

            18.6  Other Provisions.

                        Each Award granted under the Plan may contain such other terms and conditions not inconsistent with the Plan as may be determined by the Committee, in its sole discretion.

            18.7  Number and Gender.

                        With respect to words used in the Plan, the singular form shall include the plural form and the masculine gender shall include the feminine gender, as the context requires.

            18.8  Severability.

                        If any provision of the Plan or any Award Agreement shall be determined to be illegal or unenforceable by any court of law in any jurisdiction, the remaining provisions hereof and thereof shall be severable and enforceable in accordance with their terms, and all provisions shall remain enforceable in any other jurisdiction.

            18.9  Governing Law.

                        The validity and construction of the Plan and the instruments evidencing the Awards hereunder shall be governed by, and construed and interpreted in accordance with, the laws of the State of Delaware, other than any conflicts or choice of law rule or principle that might otherwise refer construction or interpretation of the Plan and the instruments evidencing the Awards granted hereunder to the substantive laws of any other jurisdiction.

            18.10  Section 409A of the Code.

                        The Company intends to comply with Code Section 409A, or an exemption to Code Section 409A, with regard to Awards hereunder that constitute nonqualified deferred compensation within the meaning of Code Section 409A. To the extent that the Company determines that a Grantee would be subject to the additional twenty percent (20%) tax imposed on certain nonqualified deferred compensation plans pursuant to Code Section 409A as a result of any provision of any Award granted under the Plan, such provision shall be deemed amended to the minimum extent necessary to avoid application of such additional tax. The nature of any such amendment shall be determined by the Committee.

* * *

            To record adoption of the Plan by the Board as of April 30, 2013, and approval of the Plan by the stockholders on                         , 2013, the Company has caused its authorized officer to execute the Plan.

URANIUM RESOURCES, INC.
By: Title:

 URANIUM RESOURCES, INC.
PROXY FOR ANNUAL MEETING OF STOCKHOLDERS
To be Held on June 4, 2013
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

        The undersigned stockholder of Uranium Resources, Inc. (the "Company") hereby constitutes and appoints Christopher M. Jones, Paul K. Willmott, Thomas H. Ehrlich, Terence J. Cryan and Marvin K. Kaiser (the "Proxies"), or any of them acting singly, each with the power of substitution as attorneys and proxies to vote all of the shares which the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Company to be held in the Larkspur Meeting Room at the Denver Marriott Tech Center, 4900 S. Syracuse Street, Denver, Colorado, 80237 on June 4, 2013 at 9:00 a.m. local time and at any and all adjournments or postponement thereof, with the same force and effect as if the undersigned were personally present, and the undersigned hereby instructs the above-named attorneys and proxies to vote as follows:

The Board of Directors recommends you vote "FOR" the election of each of the following nominees.
1.	Election of Directors. Nominees:	For All ☐	Withhold All ☐	For All Except ☐	To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the letter(s) of the nominee(s) on the line below:
(a) Paul K. Willmott
(b) Christopher M. Jones
(c) Terence J. Cryan
(d) Marvin K. Kaiser
(e) John H. Pfahl
(f) Mark K. Wheatley
The Board of Directors recommends you vote "FOR" Proposal Nos. 2, 3 and 4.					For	Against	Abstain
2.	Approval, on an advisory basis, of the compensation of the Company's named executive officers.				☐	☐	☐
3.	Approval of the Uranium Resources, Inc. 2013 Omnibus Incentive Plan.				☐	☐	☐
4.	Ratification of the appointment of Hein & Associates LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2013.				☐	☐	☐

        Where no voting instructions are given, the shares represented by this proxy will be voted "FOR" each of the nominees listed in Proposal No. 1 and "FOR" Proposal Nos. 2, 3 and 4. In their discretion, the Proxies are also authorized to vote all of the shares of the undersigned upon such other business as may properly come before the Annual Meeting. Management and Directors are not currently aware of any other matters to be presented at the Annual Meeting.

DATED:	, 2013
Signature
Signature

Note: Please sign exactly as your name or names appear on this card. Joint owners should each sign personally. When signing as attorney, executor, administrator, personal representative, trustee or guardian, please give your full title as such. For a corporation or partnership, please sign in the full corporate name by the president or other authorized officer or the full partnership name by an authorized person, as the case may be.

To vote by mail, please sign, date and return this proxy card in the enclosed envelope. For all other voting methods, please follow the voting instructions which accompany the proxy materials you received. This proxy card is valid only when signed and dated.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS
FOR THE ANNUAL MEETING TO BE HELD ON JUNE 4, 2013

The notice of meeting, proxy statement and proxy card are available at http://urre.client.shareholder.com.